UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07666

Name of Fund: BlackRock Investment Quality Municipal Income Trust (RFA) (formerly BlackRock Florida Investment Quality Municipal Trust)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock Investment Quality Municipal Income Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2008

Date of reporting period: 11/01/2007 – 07/31/2008

Item 1 – Report to Stockholders

EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

Annual Report JULY 31, 2008

BlackRock California Investment Quality Municipal Trust Inc. (RAA)

BlackRock California Municipal Income Trust (BFZ)

BlackRock Florida Investment Quality Municipal Trust (RFA)

BlackRock Florida Municipal Income Trust (BBF)

BlackRock Florida Municipal 2020 Term Trust (BFO)

BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)

BlackRock New Jersey Municipal Income Trust (BNJ)

BlackRock New York Investment Quality Municipal Trust Inc. (RNY)

BlackRock New York Municipal Income Trust (BNY)

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

Table of Contents

2	ANNUAL REPORT	JULY 31, 2008

A Letter to Shareholders

THIS PAGE NOT PART OF YOUR FUND REPORT

Dear Shareholder

For more than a year, investors have been besieged by a weak housing market, the bursting of the credit bubble that has troubled the financial sector, and surging food and oil prices, which have stoked inflation concerns. Healthy nonfinancial corporate profits and robust exporting activity remained among the few bright spots, helping the economy to grow at a modest, but still positive, pace.

The Federal Reserve Board (the “Fed”) has been aggressive in its attempts to stimulate economic growth and stabilize financial markets. In addition to slashing the target federal funds rate 325 basis points (3.25%) between September 2007 and April 2008, the central bank introduced the new Term Securities Lending Facility, granted broker-dealers access to the discount window and used its own balance sheet to help negotiate the sale of Bear Stearns. However, the end of the period saw a pause in Fed action; the central bank held the target rate steady at 2.0% as it attempted to balance weak growth and inflationary pressures.

The Fed’s bold response to the financial crisis helped mitigate credit stress and investor anxiety, albeit temporarily. U.S. equity markets sank sharply over the reporting period, notwithstanding a brief rally in the spring and another in mid-summer, and international markets followed suit.

Treasury securities also traded in a volatile fashion, but generally rallied (yields fell as prices correspondingly rose), as the broader flight-to-quality theme persisted. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors); then reversed course and declined to 3.99% by period-end when credit fears re-emerged. Meanwhile, tax-exempt issues underperformed their taxable counterparts, as problems among municipal bond insurers and the failure in the market for auction rate securities continued to pressure the group.

Overall, the major benchmark indexes generated results that reflected heightened risk aversion:

Total Returns as of July 31, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(7.08)%	(11.09)%
Small cap U.S. equities (Russell 2000 Index)	0.86	(6.71)
International equities (MSCI Europe, Australasia, Far East Index)	(5.04)	(12.19)
Fixed income (Lehman Brothers U.S. Aggregate Index)	(0.63)	6.15
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	(0.85)	2.83
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	(0.80)	0.52

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only.

You cannot invest directly in an index.

Shortly before this shareholder report mailing, the investment landscape was dramatically altered as the ongoing credit crisis intensified, resulting in a widespread breakdown in the financial services sector and unprecedented government intervention. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

3

Trust Summary as of July 31, 2008	BlackRock California Investment Quality Municipal Trust Inc.

Investment Objective

BlackRock California Investment Quality Municipal Trust Inc. (RAA) (the “Trust”) seeks to provide high current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal and California income tax consistent with preservation of capital.

Performance

For the 12 months ended July 31, 2008, the Trust returned (2.67)% based on market price and (3.23)% based on net asset value (“NAV”). For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of (2.54)% on a NAV basis. All returns reflect reinvestment of dividends. Widening credit spreads for lower-rated California bonds (especially a 4% holding in AMR Corp.) and for those insured by the monoline insurance companies contributed to the decline in the Trust’s NAV. Management’s effort to moderate the contribution of current yield to the total return was partially negated by higher short-term borrowing costs resulting from the illiquidity of the auction rate market. The Trust’s duration remained neutral throughout the annual period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on American Stock Exchange	RAA
Initial Offering Date	May 28, 1993
Yield on Closing Market Price as of July 31, 2008 ($11.96)[1]	4.67%
Tax Equivalent Yield[2]	7.18%
Current Monthly Distribution per Common Share[3]	$0.0465
Current Annualized Distribution per Common Share[3]	$0.558
Leverage as of July 31, 2008[4]	37%
1	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2	Tax equivalent yield assumes the maximum federal tax rate of 35%.
3	The distribution is not constant and is subject to change.
4

As a percentage of managed assets, which is the total assets of the Trust (including any assets attributable to Auction Market Preferred Shares (“Preferred Shares”) and Tender Option Bond Trusts (“TOBs”)) minus the sum of accrued liabilities.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	7/31/08	10/31/07	Change	High	Low
Market Price	$11.96	$12.57	(4.85)%	$13.30	$11.52
Net Asset Value	$12.90	$13.86	(6.93)%	$14.06	$12.55

The following unaudited charts show the Trust’s portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition

Sector	7/31/08	10/31/07
City, County & State	30%	27%
Education	15	15
Tobacco	11	11
Lease Revenue	9	4
Industrial & Pollution Control	9	10
Hospitals	6	10
Water & Sewer	6	6
Housing	5	5
Power	4	6
Resource Recovery	3	3
Transportation	2	3

Credit Quality Allocations[5]

Credit Rating	7/31/08	10/31/07
AAA/Aaa	39%	50%
AA/Aa	24	2
A	17	24
BBB/Baa	11	14
B	4	5
Not Rated	5	5
5	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

4	ANNUAL REPORT	JULY 31, 2008

Trust Summary as of July 31, 2008	BlackRock California Municipal Income Trust

Investment Objective

BlackRock California Municipal Income Trust (BFZ) (the “Trust”) seeks to provide high current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax and California income taxes.

Performance

For the 12 months ended July 31, 2008, the Trust returned (4.84)% based on market price and (1.58)% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of (2.54)% on a NAV basis. All returns reflect reinvestment of dividends. A slightly defensive duration stance and a higher cash equivalent reserve position versus its Lipper peers provided the Trust’s NAV some cushion against volatility from widening credit spreads and rising long-term investment rates. Management’s strategy is to balance total return by opportunistically improving current yield, while maintaining a neutral duration.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2008 ($13.99)[1]	5.85%
Tax Equivalent Yield[2]	9.00%
Current Monthly Distribution per Common Share[3]	$0.0682
Current Annualized Distribution per Common Share[3]	$0.8184
Leverage as of July 31, 2008[4]	38%
1	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2	Tax equivalent yield assumes the maximum federal tax rate of 35%.
3	The distribution is not constant and is subject to change.
4	As a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to Preferred Shares and TOBs) minus the sum of accrued liabilities.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	7/31/08	10/31/07	Change	High	Low
Market Price	$13.99	$15.82	(11.57)%	$16.51	$13.37
Net Asset Value	$13.98	$14.97	(6.61)%	$15.16	$13.62

The following unaudited charts show the Trust’s portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition

Sector	7/31/08	10/31/07
City, County & State	27%	23%
Housing	16	11
Hospitals	15	15
Education	12	12
Tobacco	7	7
Lease Revenue	7	7
Transportation	7	9
Industrial & Pollution Control	4	6
Water & Sewer	4	2
Resource Recovery	1	1
Power	—	7

Credit Quality Allocations[5]

Credit Rating	7/31/08	10/31/07
AAA/Aaa	33%	44%
AA/Aa	22	3
A	24	30
BBB/Baa	11	13
B	1	1
Not Rated	9 [6]	9
5	Using the higher of S&P’s or Moody’s ratings.
6

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2008, the market value of these securities was $2,242,216 representing 1% of the Trust’s long-term investments.

ANNUAL REPORT	JULY 31, 2008	5

Trust Summary as of July 31, 2008	BlackRock Florida Investment Quality Municipal Trust

Investment Objective

BlackRock Florida Investment Quality Municipal Trust (RFA) (the “Trust”) seeks to provide high current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax and to provide an exemption from Florida intangible personal property taxes consistent with preservation of capital.

Performance

For the 12 months ended July 31, 2008, the Trust returned (7.35)% based on market price and (5.29)% based on NAV. For the same period, the closed-end Lipper Florida Municipal Debt Funds category posted an average return of (1.84)% on a NAV basis. All returns reflect reinvestment of dividends. During the year, problems within the monoline insurance industry had a negative impact on the entire insured municipal market and accordingly, detracted from the Trust’s performance, as well as that of its peers. Healthcare, tax increment financing, housing and corporate-backed bonds were the weakest performers. On the positive side, the Trust’s significant overweight in pre-refunded bonds in the one- to five-year maturity range aided comparative results, as the yield curve steepened and short- and intermediate-maturity issues outperformed the rest of the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on American Stock Exchange	RFA
Initial Offering Date	May 28, 1993
Yield on Closing Market Price as of July 31, 2008 ($10.93)[1]	4.89%
Tax Equivalent Yield[2]	7.52%
Current Monthly Distribution per Common Share[3]	$0.0445
Current Annualized Distribution per Common Share[3]	$0.534
Leverage as of July 31, 2008[4]	38%
1	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2	Tax equivalent yield assumes the maximum federal tax rate of 35%.
3	The distribution is not constant and is subject to change.
4	As a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to Preferred Shares and TOBs) minus the sum of accrued liabilities.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	7/31/08	10/31/07	Change	High	Low
Market Price	$10.93	$11.86	(7.84)%	$12.07	$10.69
Net Asset Value	$12.31	$13.43	(8.34)%	$13.45	$11.85

The following unaudited charts show the Trust’s portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition

Sector	7/31/08	10/31/07
Hospitals	20%	23%
City, County & State	19	15
Water & Sewer	14	13
Tax Revenue	13	9
Housing	11	11
Lease Revenue	10	10
Transportation	5	3
Education	5	13
Industrial & Pollution Control	2	2
Power	1	1

Credit Quality Allocations[5]

Credit Rating	7/31/08	10/31/07
AAA/Aaa	40%	62%
AA/Aa	29	10
A/A	4	5
BBB/Baa	9	9
BB/Ba	2	2
Not Rated	16[6]	12
5	Using the higher of S&P’s or Moody’s ratings.
6

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2008, the market value of these securities was $722,157 representing 3% of the Trust’s long-term investments.

6	ANNUAL REPORT	JULY 31, 2008

Trust Summary as of July 31, 2008	BlackRock Florida Municipal Income Trust

Investment Objective

BlackRock Florida Municipal Income Trust (BBF) (the “Trust”) seeks to provide high current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax and Florida intangible personal property tax.

Performance

For the 12 months ended July 31, 2008, the Trust returned (6.54)% based on market price and (1.21)% based on NAV. For the same period, the closed-end Lipper Florida Municipal Debt Funds category posted an average return of (1.84)% on a NAV basis. All returns reflect reinvestment of dividends. Several key factors influenced performance during the year. A positive contributor to performance was the Trust’s significant overweight in pre-refunded bonds in the one- to five-year maturity range, as the yield curve steepened and short- and intermediate-maturity issues outperformed the rest of the market. Conversely, problems within the monoline insurance industry had a negative impact on the entire insured municipal market, hampering the performance of the Trust and its peers.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2008 ($13.68)[1]	6.39%
Tax Equivalent Yield[2]	9.83%
Current Monthly Distribution per Common Share[3]	$0.072875
Current Annualized Distribution per Common Share[3]	$0.8745
Leverage as of July 31, 2008[4]	38%
1	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2	Tax equivalent yield assumes the maximum federal tax rate of 35%.
3	The distribution is not constant and is subject to change.
4	As a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to Preferred Shares and TOBs) minus the sum of accrued liabilities.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	7/31/08	10/31/07	Change	High	Low
Market Price	$13.68	$15.10	(9.40)%	$15.55	$13.46
Net Asset Value	$14.08	$15.05	(6.45)%	$15.11	$13.70

The following unaudited charts show the Trust’s portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition

Sector	7/31/08	10/31/07
Hospitals	30%	31%
City, County & State	28	28
Water & Sewer	10	11
Tax Revenue	9	8
Lease Revenue	8	5
Education	8	9
Transportation	3	3
Housing	2	3
Industrial & Pollution Control	1	1
Power	1	1

Credit Quality Allocations[5]

Credit Rating	7/31/08	10/31/07
AAA/Aaa	25%	45%
AA/Aa	30	25
A/A	11	3
BBB/Baa	9	8
BB/Ba	2	2
Not Rated[6]	23	17
5	Using the higher of S&P’s or Moody’s ratings.
6

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2008 and October 31, 2007, the market value of these securities was $13,484,932 representing 9% and $1,562,493 representing 1%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	JULY 31, 2008	7

Trust Summary as of July 31, 2008	BlackRock Florida Municipal 2020 Term Trust

Investment Objective

BlackRock Florida Municipal 2020 Term Trust (BFO) (the “Trust”) seeks to provide current income that is exempt from regular federal income tax and Florida intangible personal property taxes and to return $15.00 per share (the initial public offering price) on or about December 31, 2020.

Performance

For the 12 months ended July 31, 2008, the Trust returned (1.97)% based on market price and 0.14% based on NAV. For the same period, the closed-end Lipper Florida Municipal Debt Funds category posted an average return of (1.84)% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s intermediate duration bias was the primary driver of relative outperformance as long-term rates rose during the annual period. Meanwhile, the allocation to lower-rated issues detracted from results as spreads widened during the 12 months.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange:	BFO
Initial Offering Date:	September 30, 2003
Termination Date (on or about):	December 31, 2020
Yield on Closing Market Price as of July 31, 2008 ($12.50):[1]	4.90%
Tax Equivalent Yield:[2]	7.54%
Current Monthly Distribution per Common Share:[3]	$0.051
Current Annualized Distribution per Common Share:[3]	$0.612
Leverage as of June 31, 2008:[4]	38%
1	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2	Tax equivalent yield assumes the maximum Federal tax rate of 35%.
3	The distribution is not constant and is subject to change.
4	As a percentage of total managed assets, which is the total assets of the Trust (including any assets attributed to Preferred Shares and TOBs) minus the sum of accrued liabilities.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	7/31/08	12/31/07	Change	High	Low
Market Price	$12.50	$12.93	(3.33)%	$13.87	$12.21
Net Asset Value	$14.16	$14.27	(3.80)%	$15.11	$13.72

The following unaudited charts show the portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition

Sector	7/31/08	12/31/07
City, County & State	22%	22%
Water & Sewer	16	18
Hospitals	13	12
Tax Revenue	11	12
Education	10	10
Power	9	9
Industrial & Pollution Control	6	6
Lease Revenue	6	4
Housing	5	5
Transportation	2	2

Credit Quality Allocations[5]

Credit Rating	7/31/08	12/31/07
AAA/Aaa	29%	59%
AA/Aa	34	9
A	7	2
BBB/Baa	9	9
BB/Ba	2	2
CCC/Caa	—	1
Not Rated[6]	19	18
5	Using the higher of S&P’s or Moody’s ratings.
6

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2008 and December 31, 2007, the market value of these securities was $11,848,675 representing 9% and $2,084,840 representing 2%, respectively, of the Trust’s long-term investments.

8	ANNUAL REPORT	JULY 31, 2008

Trust Summary as of July 31, 2008	BlackRock New Jersey Investment Quality Municipal Trust Inc.

Investment Objective

BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ) (the “Trust”) seeks to provide high current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax and New Jersey gross income tax consistent with preservation of capital.

Performance

For the 12 months ended July 31, 2008, the Trust returned (18.01)% based on market price and (6.36)% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of (3.42)% on a NAV basis. All returns reflect reinvestment of dividends. A long duration position detracted from the Trust’s performance during a period of rising interest rates in the municipal market. Overweights in lower-rated issues and zero-coupon bonds also hampered results, as both of these sectors underperformed amid dramatic widening in credit spreads. However, the incremental income generated by these holdings continued to enhance the Trust’s above-average dividend yield.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange	RNJ
Initial Offering Date	May 28, 1993
Yield on Closing Market Price as of July 31, 2008 ($11.96)[1]	5.16%
Tax Equivalent Yield[2]	7.94%
Current Monthly Distribution per Common Share[3]	$0.0514
Current Annualized Distribution per Common Share[3]	$0.6168
Leverage as of July 31, 2008[4]	38%
1	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2	Tax equivalent yield assumes the maximum federal tax rate of 35%.
3	The distribution is not constant and is subject to change.
4	As a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to Preferred Shares and TOBs) minus the sum of accrued liabilities.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	7/31/08	10/31/07	Change	High	Low
Market Price	$11.96	$14.96	(20.05)%	$17.44	$11.91
Net Asset Value	$12.20	$13.57	(10.10)%	$13.62	$12.08

The following unaudited charts show the portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition

Sector	7/31/08	10/31/07
Hospitals	22%	19%
Transportation	21	20
Education	14	10
Housing	8	11
Tax Revenue	8	10
Water & Sewer	7	7
Industrial & Pollution Control	7	8
City, County & State	6	6
Tobacco	4	4
Power	3	3
Lease Revenue	—	2

Credit Quality Allocations[5]

Credit Rating	7/31/08	10/31/07
AAA/Aaa	24%	49%
AA/Aa	29	3
A	16	11
BBB/Baa	14	29
B	4	5
Not Rated	13	3
5	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	JULY 31, 2008	9

Trust Summary as of July 31, 2008	BlackRock New Jersey Municipal Income Trust

Investment Objective

BlackRock New Jersey Municipal Income Trust (BNJ) (the “Trust”) seeks to provide high current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax and New Jersey gross income tax.

Performance

For the 12 months ended July 31, 2008, the Trust returned (4.33)% based on market price and (4.13)% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of (3.42)% on a NAV basis. All returns reflect reinvestment of dividends. A long duration position detracted from the Trust’s performance during a period of rising interest rates in the municipal market. Overweights in lower-rated issues and zero-coupon bonds also hampered results, as both of these sectors underperformed amid dramatic widening in credit spreads. However, the incremental income generated by these holdings continued to enhance the Trust’s above-average dividend yield.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange	BNJ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2008 ($15.09)[1]	6.17%
Tax Equivalent Yield[2]	9.49%
Current Monthly Distribution per Common Share[3]	$0.0776
Current Annualized Distribution per Common Share[3]	$0.9312
Leverage as of July 31, 2008[4]	37%
1	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2	Tax equivalent yield assumes the maximum federal tax rate of 35%.
3	The distribution is not constant and is subject to change.
4	As a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to Preferred Shares and TOBs) minus the sum of accrued liabilities.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	7/31/08	10/31/07	Change	High	Low
Market Price	$15.09	$16.90	(10.71)%	$18.34	$14.68
Net Asset Value	$14.15	$15.49	(8.65)%	$15.58	$14.05

The following unaudited charts show the portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition

Sector	7/31/08	10/31/07
Hospitals	28%	26%
Housing	16	19
City, County & State	11	10
Transportation	11	9
Education	9	8
Tax Revenue	7	7
Tobacco	6	8
Industrial & Pollution Control	6	6
Lease Revenue	5	5
Water & Sewer	1	1
Power	—	1

Credit Quality Allocations[5]

Credit Rating	7/31/08	10/31/07
AAA/Aaa	32%	40%
AA/Aa	12	—
A	26	27
BBB/Baa	18	27
B	3	3
Not Rated	9	3
5	Using the higher of S&P’s or Moody’s ratings.

10	ANNUAL REPORT	JULY 31, 2008

Trust Summary as of July 31, 2008	BlackRock New York Investment Quality Municipal Trust Inc.

Investment Objective

BlackRock New York Investment Quality Municipal Trust Inc. (RNY) (the “Trust”) seeks to provide high current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal, New York State and New York City income tax consistent with preservation of capital.

Performance

For the 12 months ended July 31, 2008, the Trust returned (10.41)% based on market price and (2.52)% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of (1.71)% on a NAV basis. All returns reflect reinvestment of dividends. Detracting from the Trust’s yearly performance were its longer-dated holdings, which proved more volatile as risk spreads increased and the municipal yield curve steepened. Conversely, the Trust’s greater-than-average distribution rate, in conjunction with a largely neutral duration position during a period of rising interest rates and municipal bond relative underperformance, benefited comparative results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange	RNY
Initial Offering Date	May 28, 1993
Yield on Closing Market Price as of July 31, 2008 ($12.83)[1]	5.44%
Tax Equivalent Yield[2]	8.37%
Current Monthly Distribution per Common Share[3]	$0.0582
Current Annualized Distribution per Common Share[3]	$0.6984
Leverage as of July 31, 2008[4]	36%
1	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2	Tax equivalent yield assumes the maximum federal tax rate of 35%.
3	The distribution is not constant and is subject to change.
4	As a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to Preferred Shares) minus the sum of accrued liabilities.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	7/31/08	10/31/07	Change	High	Low
Market Price	$12.83	$15.39	(16.63)%	$16.26	$12.82
Net Asset Value	$13.30	$14.40	(7.64)%	$14.47	$13.09

The following unaudited charts show the portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition

Sector	7/31/08	10/31/07
Education	24%	23%
Tax Revenue	15	16
Water & Sewer	12	13
Housing	12	12
City, County & State	11	12
Industrial & Pollution Control	9	10
Hospitals	7	4
Transportation	5	5
Lease Revenue	3	3
Tobacco	2	2

Credit Quality Allocations[5]

Credit Rating	7/31/08	10/31/07
AAA/Aaa	36%	50%
AA/Aa	37	23
A	9	5
BBB/Baa	8	12
BB/Ba	1	—
B	7	9
Not Rated	2	1
5	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	JULY 31, 2008	11

Trust Summary as of July 31, 2008	BlackRock New York Municipal Income Trust

Investment Objective

BlackRock New York Municipal Income Trust (BNY) (the “Trust”) seeks to provide high current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax and New York State and New York City personal income taxes.

Performance

For the 12 months ended July 31, 2008, the Trust returned 2.10% based on market price and (3.49)% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of (1.71)% on a NAV basis. All returns reflect reinvestment of dividends. Detracting from the Trust’s yearly performance were its longer-dated holdings, which proved more volatile as risk spreads increased and the municipal yield curve steepened. Conversely, the Trust’s competitive distribution rate, in conjunction with a largely neutral duration position during a period of rising interest rates and municipal bond relative underperformance, benefited comparative results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2008 ($15.26)[1]	5.92%
Tax Equivalent Yield[2]	9.11%
Current Monthly Distribution per Common Share[3]	$0.075339
Current Annualized Distribution per Common Share[3]	$0.904068
Leverage as of July 31, 2008[4]	38%
1	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2	Tax equivalent yield assumes the maximum federal tax rate of 35%.
3	The distribution is not constant and is subject to change.
4	As a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to Preferred Shares and TOBs) minus the sum of accrued liabilities.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	7/31/08	10/31/07	Change	High	Low
Market Price	$15.26	$15.55	(1.86)%	$17.24	$14.80
Net Asset Value	$13.88	$15.11	(8.14)%	$15.24	$13.71

The following unaudited charts show the portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition

Sector	7/31/08	10/31/07
Housing	15%	15%
Industrial & Pollution Control	15	16
Transportation	14	14
Education	13	12
City, County & State	10	11
Tobacco	9	8
Water & Sewer	8	7
Lease Revenue	7	7
Hospitals	5	5
Power	3	3
Tax Revenue	1	2

Credit Quality Allocations[5]

Credit Rating	7/31/08	10/31/07
AAA/Aaa	30%	42%
AA/Aa	31	17
A/A	17	17
BBB/Baa	15	17
BB/Ba	1	—
B/B	5	6
Not Rated	1	1
5	Using the higher of S&P’s or Moody’s ratings.

12	ANNUAL REPORT	JULY 31, 2008

The Benefits and Risks of Leveraging

The Trusts utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Trusts may issue Preferred Shares, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these Portfolios’ holdings is reflected in the per share NAV of the Trusts’ Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund’s Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, then the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund’s total portfolio of $150 million earns income based on long-term interest rates.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value on the fund’s Common Shares (that is, its price as listed on the New York Stock Exchange or American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares’ NAV will reflect the full decline in the price of the portfolio’s investments, since the value of the fund’s Preferred Shares does not fluctuate. In addition to the decline in NAV, the market value of the fund’s Common Shares may also decline.

In addition, the Trusts may from time to time leverage their assets through the use of tender option bond (“TOB”) programs. In a typical TOB program, the Trust transfers one or more municipal bonds to a TOB trust, which issues short-term variable rate securities to third-party investors and a residual interest to the Trust. The cash received by the TOB trust from the issuance of the short-term securities (less transaction expenses) is paid to the Trust, which invests the cash in additional portfolio securities. The distribution rate on the short-term securities is reset periodically (typically every seven days) through a remarketing of the short-term securities. Any income earned on the bonds in the TOB trust, net of expenses incurred by the TOB trust, that is not paid to the holders of the short-term securities is paid to the Trust. In connection with managing the Trusts’ assets, the Trus ts’ investment advisor may at any time retrieve the bonds out of the TOB trust typically within seven days. TOB investments generally will provide the Trust with economic benefits in periods of declining short-term interest rates, but expose the Trust to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trust, as described above. Additionally, fluctuations in the market value of municipal securities deposited into the TOB trust may adversely affect the Trusts’ NAVs per share. (See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOB trusts.).

Under the Investment Company Act of 1940, the Trusts are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Each Trust also anticipates that its total economic leverage from Preferred Shares and TOBs will not exceed 50% of its total managed assets. As of July 31, 2008, the Trusts had leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Leverage
California Investment Quality	37%
California Income	38%
Florida Investment Quality	38%
Florida Income	38%
Florida 2020 Term	38%
New Jersey Investment Quality	38%
New Jersey Income	37%
New York Investment Quality	36%
New York Income	38%

Swap Agreements

The Trusts may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the parties with whom the Trusts have entered into a swap will default on the obligations to pay the Trusts and the risk that the Trusts will not be able to meet their obligations to pay the other parties to the agreement.

ANNUAL REPORT	JULY 31, 2008	13

Schedule of Investments July 31, 2008	BlackRock California Investment Quality Municipal Trust Inc. (RAA)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
California—126.2%
California Health Facilities Financing Authority Revenue Bonds (Sutter Health), Series A, 5.25%, 11/15/46	$500	$483,405
California Infrastructure and Economic Development Bank, Revenue Refunding Bonds (The Salvation Army - Western Territory), 5%, 9/01/27 (a)	500	496,940
California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds (Waste Management Inc. Project), AMT, Series C, 5.125%, 11/01/23	500	427,140
California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds (Mortgage-Backed Securities Program), AMT, Series A, 5.40%, 12/01/36 (b)(c)	480	468,898
California State, GO, 5.75%, 3/01/19	40	40,107
California State, GO, Refunding, 5%, 9/01/32	1,000	979,390
California State Public Works Board, Lease Revenue Bonds (Department of Corrections), Series H, 5%, 11/01/31	500	485,900
California State University, Systemwide Revenue Refunding Bonds, Series C, 5%, 11/01/38 (d)	625	612,531
California Statewide Communities Development Authority Revenue Bonds (Catholic Healthcare West), Series E, 5.50%, 7/01/31	250	243,323
California Statewide Communities Development Authority, Revenue Refunding Bonds:
(Kaiser Hospital Asset Management, Inc.), Series C, 5.25%, 8/01/31	500	483,800
(Kaiser Permanente), Series A, 5%, 4/01/31	500	467,795
Chabot-Las Positas, California, Community College District, GO (Election of 2004), Series B, 5%, 8/01/31 (a)	500	493,275
Chino Basin, California, Regional Financing Authority, Revenue Refunding Bonds (Inland Empire Utility Agency), Series A, 5%, 11/01/33 (a)	500	484,625
Chula Vista, California, IDR (San Diego Gas and Electric Company), AMT:
Series B, 5%, 12/01/27	320	293,232
Series D, 5%, 12/01/27	275	251,996
Contra Costa, California, Water District, Water Revenue Refunding Bonds, Series O, 5%, 10/01/24 (a)	600	617,298
Golden State Tobacco Securitization Corporation of California, Tobacco Settlement Revenue Bonds, Series B (e):
5.50%, 6/01/13	600	652,542
5.625%, 6/01/13	400	437,232
Los Angeles, California, Department of Airports, Airport Revenue Refunding Bonds (Ontario International Airport), AMT, Series A, 5%, 5/15/26 (d)	510	472,520

	Par
Municipal Bonds	(000)	Value
California—(concluded)
Los Angeles, California, Regional Airports Improvement Corporation, Lease Revenue Bonds (American Airlines Inc.), AMT, Series B, 7.50%, 12/01/24	$945	$782,120
Los Angeles, California, Water and Power Revenue Bonds (Power System), Sub-Series A-1, 5%, 7/01/35 (f)	500	501,430
Los Angeles County, California, Community Facilities District Number 3, Special Tax Refunding Bonds (Improvement Area A), Series A, 5.50%, 9/01/14 (f)	1,000	1,012,290
Poway, California, Unified School District, Special Tax Bonds (Community Facilities District Number 6), 5.60%, 9/01/33	1,000	976,260
San Bernardino County, California, Special Tax Bonds (Community Facilities District Number 2002-1), 5.90%, 9/01/33	1,000	980,710
Southern California HFA, S/F Mortgage Revenue Bonds, AMT, Series A, 5.80%, 12/01/49 (b)(c)	495	490,609
Southern California Public Power Authority, Transmission Project Revenue Refunding Bonds, 5.50%, 7/01/20 (d)	40	40,092
Stockton, California, Unified School District, GO (Election of 2005), 5%, 8/01/31 (f)	500	505,415
Tobacco Securitization Authority of Southern California, Asset-Backed Revenue Bonds, Senior Series A, 5.625%, 6/01/12 (e)	900	987,885
Tustin, California, Unified School District, Senior Lien Special Tax Bonds (Community Facilities District Number 97-1), Series A, 5%, 9/01/32 (f)	750	750,518
Vacaville, California, Unified School District, GO (Election of 2001), 5%, 8/01/30 (d)	500	487,625
		16,406,903
Puerto Rico—17.3%
Puerto Rico Commonwealth, Public Improvement, GO, Series A:
5%, 7/01/14 (e)	315	346,046
5%, 7/01/34	185	174,979
Puerto Rico Electric Power Authority, Power Revenue Bonds, Series NN, 5.125%, 7/01/13 (e)	255	279,470
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Revenue Bonds (Ana G. Mendez University System Project), 5%, 3/01/26	700	644,539
Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds, Series E, 5.50%, 2/01/12 (e)	745	799,705
		2,244,739
Total Municipal Bonds—143.5%		18,651,642

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the list on the right.

AMT	Alternative Minimum Tax (subject to)
CABS	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDR	Economic Development Revenue Bonds
GO	General Obligation Bonds
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDR	Industrial Development Revenue Bonds
M/F	Multi-Family
PCR	Pollution Control Revenue Bonds
PILOT	Payment in Lieu of Taxes
SIFMA	Securities Industry and Financial Markets Association
S/F	Single-Family
TFABS	Tobacco Flexible Amortization Bonds
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

14	ANNUAL REPORT	JULY 31, 2008

Schedule of Investments (concluded)	BlackRock California Investment Quality Municipal Trust Inc. (RAA)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	(000)	Value
California—7.8%
Desert, California, Community College District, GO, Series C, 5%, 8/01/37 (f)	$510	$512,044
Santa Clara County, California, Financing Authority, Lease Revenue Refunding Bonds, Series L, 5.25%, 5/15/36	495	501,094
Total Municipal Bonds Transferred to Tender Option Bond Trusts—7.8%		1,013,138
Total Long-Term Investments
(Cost—$19,949,394)—151.3%		19,664,780

Short-Term Securities	Shares	Value
CMA California Municipal Money Fund, 1.68% (h)(i)	532,136	$532,136
Total Short-Term Securities (Cost—$532,136)—4.1%		532,136
Total Investments (Cost—$20,481,530*)—155.4%		20,196,916
Other Assets Less Liabilities—2.3%		293,964
Liability for Trust Certificates, Including Interest Expense and Fees Payable—(5.2%)		(671,700)
Preferred Shares, at Redemption Value—(52.5%)		(6,825,640)
Net Assets Applicable to Common Shares—100.0%		$12,993,540

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$19,813,867
Gross unrealized appreciation	$567,211
Gross unrealized depreciation	(853,712)
Net unrealized depreciation	$(286,501)
(a)	AMBAC Insured.
(b)	FHLMC Collateralized.
(c)	FNMA/GNMA Collateralized.
(d)	MBIA Insured.
(e)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	FSA Insured.
(g)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(h)	Represents the current yield as of report date.
(i)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income
CMA California Municipal Money Fund	114,631	$15,204

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2008	15

Schedule of Investments July 31, 2008	BlackRock California Municipal Income Trust (BFZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California—115.5%
California County Tobacco Securitization Agency, Tobacco Revenue Bonds (Stanislaus County Tobacco Funding Corporation), Series A, 5.875%, 6/01/43	$5,000	$4,409,450
California HFA, Home Mortgage Revenue Bonds, VRDN, AMT, Series P, 7%, 2/01/27 (a)(b)	15,000	15,000,000
California Health Facilities Financing Authority Revenue Bonds (Sutter Health), Series A, 5.25%, 11/15/46	7,000	6,767,670
California Infrastructure and Economic Development Bank Revenue Bonds:
(J. David Gladstone Institute Project), 5.25%, 10/01/34	15,250	15,035,432
(Kaiser Hospital Assistance I-LLC), Series A, 5.55%, 8/01/31	13,500	13,531,455
California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds (Waste Management Inc. Project), AMT, Series A-2, 5.40%, 4/01/25	2,290	1,991,521
California State University, Systemwide Revenue Bonds, Series A, 5%, 11/01/39 (c)	2,400	2,407,536
California State, Various Purpose, GO, 5.50%, 11/01/33	10,000	10,167,500
California State, Veterans, GO, Refunding, AMT, Series BZ, 5.375%, 12/01/24 (b)	5,000	4,980,800
California Statewide Communities Development Authority Revenue Bonds:
(Catholic Healthcare West), Series B, 5.50%, 7/01/30	3,000	2,943,690
(Catholic Healthcare West), Series E, 5.50%, 7/01/31	2,000	1,946,580
(Daughters of Charity National Health System), Series A, 5.25%, 7/01/30	4,000	3,686,920
(Sutter Health), Series B, 5.625%, 8/15/42	10,000	10,105,700
Calleguas-Las Virgenes, California, Public Financing Authority Revenue Bonds (Calleguas Municipal Water District Project), Series A, 5.125%, 7/01/32 (d)	5,475	5,463,502
Chino Basin, California, Desalter Authority, Revenue Refunding Bonds, Series A, 5%, 6/01/35 (e)	5,275	5,160,269
Chula Vista, California, IDR (San Diego Gas and Electric Company), AMT:
Series B, 5%, 12/01/27	5,065	4,641,313
Series D, 5%, 12/01/27	4,395	4,027,358
Elk Grove, California, Unified School District, Special Tax Bonds (Community Facilities District Number 1) (f)(g):
5.60%, 12/01/29	7,485	2,090,111
5.599%, 12/01/30	7,485	1,956,055
5.601%, 12/01/31	7,485	1,829,484
Etiwanda School District, California, Public Financing Authority, Local Agency Revenue Refunding Bonds, 5%, 9/15/32 (e)	1,100	1,056,748
Foothill/Eastern Corridor Agency, California, Toll Road Revenue Refunding Bonds:
5.374%, 7/15/26 (h)	5,000	4,632,400
6.10%, 1/15/33 (g)	5,000	997,750
6.106%, 1/15/34 (g)	5,000	934,150
6.199%, 1/15/35 (g)	13,445	2,333,649
6.101%, 1/15/38 (g)	1,000	139,900
5.75%, 1/15/40	10,030	9,787,575
Golden State Tobacco Securitization Corporation of California, Tobacco Settlement Revenue Bonds (i):
Series A-1, 6.625%, 6/01/13	2,000	2,274,340
Series B, 5.50%, 6/01/13	8,500	9,244,345
Series B, 5.625%, 6/01/13	5,800	6,339,864

Municipal Bonds	Par (000)	Value
California—(continued)
Huntington Beach, California, Union High School District, GO (Election of 2004), 5.02%, 8/01/33 (d)(g)	$5,000	$1,200,800
Irvine, California, Mobile Home Park Revenue Bonds (Meadows Mobile Home Park), Series A, 5.70%, 3/01/28	4,965	4,955,418
Kaweah Delta Health Care District, California, Revenue Refunding Bonds, 6%, 8/01/12 (i)	7,700	8,732,647
Lathrop, California, Financing Authority Revenue Bonds (Water Supply Project):
5.90%, 6/01/27	2,855	2,775,745
6%, 6/01/35	5,140	5,058,685
Live Oak Unified School District, California, GO (Election of 2004), Series B, (g)(i)(j):
5.589%, 8/01/18	985	256,514
5.598%, 8/01/18	1,030	253,401
5.61%, 8/01/18	1,080	250,960
5.62%, 8/01/18	1,125	246,859
5.631%, 8/01/18	1,175	243,436
5.641%, 8/01/18	1,230	240,551
5.651%, 8/01/18	1,285	237,185
5.661%, 8/01/18	1,340	233,388
5.669%, 8/01/18	1,400	230,034
5.68%, 8/01/18	1,465	227,046
Los Angeles, California, Regional Airports Improvement Corporation, Lease Revenue Bonds (American Airlines Inc.), AMT, Series C, 7.50%, 12/01/24	4,110	3,401,600
Palm Springs, California, Mobile Home Park Revenue Bonds (Sahara Mobile Home Park), Series A, 5.625%, 5/15/26	1,000	968,250
Port of Oakland, California, Revenue Refunding Bonds, Intermediate Lien, AMT, Series A, 5%, 11/01/27 (b)	5,850	5,368,194
Rancho Cucamonga, California, Community Facilities District, Special Tax Bonds, Series A, 6.50%, 9/01/33	4,000	4,022,000
Rancho Cucamonga, California, Redevelopment Agency, Tax Allocation Bonds (Rancho Redevelopment Project), 5.125%, 9/01/30 (b)	15,500	15,188,140
Redding, California, Electric System, COP, Series A, 5%, 6/01/30 (c)	2,780	2,794,845
Richmond, California, Wastewater Revenue Bonds, 5.619%, 8/01/31 (d)(g)(k)	1,905	558,070
San Diego County, California, Water Authority, Water Revenue Refunding Bonds, COP, Series A, 5%, 5/01/33 (c)	6,040	6,099,917
San Francisco, California, City and County Redevelopment Agency, Community Facilities District Number 1, Special Tax Bonds (Mission Bay South Public Improvements Project):
6.25%, 8/01/33	7,500	7,500,000
Series B, 6.125%, 8/01/31	1,775	1,736,482
San Jose, California, M/F Housing Revenue Bonds, AMT: (Lenzen Affordable Housing Project), Series B, 5.45%, 2/20/43 (l)(m)	2,880	2,638,426
(Villages Parkway Senior Apartments Housing Project), Series D, 5.50%, 4/01/34 (n)	3,595	3,360,786
Santa Clara County, California, Housing Authority, M/F Housing Revenue Bonds, AMT, Series A:
(John Burns Gardens Apartments Project), 5.85%, 8/01/31	1,715	1,693,665
(Rivertown Apartments Project), 6%, 8/01/41	1,235	1,233,234
Stockton, California, Unified School District, GO (Election of 2005), 5%, 8/01/31 (c)	2,500	2,527,075

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2008

Schedule of Investments (concluded)	BlackRock California Municipal Income Trust (BFZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California—(concluded)
Upland, California, Unified School District, GO, 5.125%, 8/01/25 (c)	$2,000	$2,043,740
Val Verde, California, Unified School District Financing Authority, Special Tax Refunding Bonds, Junior Lien, 6.25%, 10/01/28	2,245	2,242,215
		244,402,375
Multi-State—10.3%
Charter Mac Equity Issuer Trust (o)(p):
6.30%, 6/30/49	7,000	7,213,850
6.80%, 11/30/50	4,000	4,283,320
MuniMae TE Bond Subsidiary LLC (o)(p):
6.30%, 6/30/49	7,000	7,136,990
6.80%, 6/30/50	3,000	3,134,430
		21,768,590
Puerto Rico—4.9%
Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds, Series E, 5.70%, 2/01/10 (i)	10,000	10,495,800
Total Municipal Bonds—130.7%		276,666,765

Municipal Bonds Transferred to Tender Option Bond Trusts (q)	Par (000)	Value
California—21.7%
California Educational Facilities Authority Revenue Bonds (Stanford University), Series Q, 5.25%, 12/01/32	$10,000	$10,151,700
Mount San Antonio Community College District, California, GO, Election 2001, Series C, 5%, 9/01/31 (c)	10,770	10,912,487
Palomar Pomerado Health Care District, California, GO (Election of 2004), Series A, 5.125%, 8/01/37 (b)	5,550	5,595,277
San Diego California Community College District, GO, Election of 2006, 5%, 8/01/32 (c)	9,000	9,117,180
Santa Clara County, California, Financing Authority, Lease Revenue Refunding Bonds, Series L, 5.25%, 5/15/36	10,000	10,129,064
Total Municipal Bonds Transferred to Tender Option Bond Trusts—21.7%		45,905,708
Total Long-Term Investments
(Cost—$322,901,801)—152.4%		322,572,473

Short-Term Securities	Shares
CMA California Municipal Money Fund, 1.68% (r)(s)	17,456,136	17,456,136
Total Short-Term Securities (Cost—$17,456,136)—8.2%		17,456,136
Total Investments (Cost—$ 340,357,937*)—160.6%		340,028,609
Other Assets Less Liabilities—1.8%		3,735,607
Liability for Trust Certificates, Including Interest Expense and Fees Payable—(14.7%)		(31,149,011)
Preferred Shares, at Redemption Value—(47.7%)		(100,944,312)
Net Assets Applicable to Common Shares—100.0%		$211,670,893

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$309,572,055
Gross unrealized appreciation	$6,000,783
Gross unrealized depreciation	(6,588,717)
Net unrealized depreciation	$(587,934)
(a)	Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(b)	MBIA Insured.
(c)	FSA Insured.
(d)	FGIC Insured.
(e)	Assured Guaranty Insured.
(f)	AMBAC Insured.
(g)	Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.
(h)	Represents a step bond. Rate shown reflects the effective yield at the time of purchase.
(i)	U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(j)	XL Capital Insured.
(k)	Security is collateralized by Municipal or U.S. Treasury Obligations.
(l)	FHA Insured.
(m)	GNMA Collateralized.
(n)	FNMA Collateralized.
(o)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at maturity.

(p)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicated, these securities are considered to be liquid.

(q)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(r)	Represents the current yield as of report date.
(s)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income
CMA California Municipal Money Fund	10,611,775	$316,398

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2008	17

Schedule of Investments July 31, 2008	BlackRock Florida Investment Quality Municipal Trust (RFA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida–129.3%
Arborwood Community Development District, Florida, Capital Improvement Special Assessment Bonds (Master Infrastructure Projects), Series B, 5.10%, 5/01/14	$225	$201,967
Ave Maria Stewardship Community District, Florida, Revenue Bonds, 4.80%, 11/01/12	500	459,590
Boynton Beach, Florida, Utility System Revenue Refunding Bonds, 6.25%, 11/01/20 (a)(b)	170	198,336
Brevard County, Florida, Health Facilities Authority, Healthcare Facilities Revenue Bonds (Health First Inc. Project), 5%, 4/01/34	250	226,222
Broward County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series E, 5.90%, 10/01/39 (c)(d)	500	500,025
Broward County, Florida, School Board, COP, Series A, (e):
5%, 7/01/30	700	680,001
5.25%, 7/01/33	300	297,924
Dade County, Florida, Special Obligation Revenue Refunding Bonds, Series B, 6.25%, 10/01/08 (f)(g)(h)	1,000	716,440
Escambia County, Florida, Environmental Improvement Revenue Refunding Bonds (International Paper Company Projects), AMT, Series A, 5%, 8/01/26	455	363,868
Florida Higher Educational Facilities Financing Authority Revenue Bonds (Flagler College, Inc. Project), 5.25%, 11/01/36 (I)	555	487,057
Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, AMT, Series 1, 6%, 7/01/39 (c)(d)	200	197,220
Fort Myers, Florida, Utility System Revenue Refunding Bonds, 5%, 10/01/31 (j)	700	688,632
Halifax Hospital Medical Center, Florida, Hospital Revenue Refunding and Improvement Bonds, Series A, 5.25%, 6/01/26	500	467,015
Heritage Harbour North Community Development District, Florida, Capital Improvement Bonds, 6.375%, 5/01/38	250	219,322
Hillsborough County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, Series 1, 5.375%, 10/01/49 (c)(d)	250	237,505
Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric Company Project), Series A, 5.65%, 5/15/18	150	149,007
Jacksonville, Florida, HFA, Homeowner Mortgage Revenue Refunding Bonds, AMT, Series A-1, 5.625%, 10/01/39 (c)(d)	250	245,482
Jacksonville, Florida, Health Facilities Authority, Hospital Revenue Bonds (Baptist Medical Center Project), 5%, 8/15/37 (e)	500	490,230
Jacksonville, Florida, Port Authority Revenue Bonds, AMT, 6%, 11/01/38 (k)	200	203,422
Lee County, Florida, IDA, Health Care Facilities, Revenue Refunding Bonds (Shell Point/Alliance Obligor Group), 5%, 11/15/32	400	323,844
Madison County, Florida, First Mortgage Revenue Bonds (Twin Oaks Project), Series A, 6%, 7/01/25	265	241,659
Miami Beach, Florida, Health Facilities Authority, Hospital Revenue Refunding Bonds (Mount Sinai Medical Center of Florida), 6.75%, 11/15/21	500	508,620
Miami-Dade County, Florida, Aviation Revenue Refunding Bonds (Miami International Airport), AMT, Series A, 5.50%, 10/01/41 (e)	300	296,814
Miami-Dade County, Florida, HFA, Home Ownership Mortgage Revenue Bonds, AMT, Series A, 5.55%, 10/01/49 (c)(d)	500	488,185

Municipal Bonds	Par (000)	Value
Florida–(concluded)
Miami-Dade County, Florida, School Board, COP, Refunding, Series B, 5.25%, 5/01/30 (k)	$250	$251,305
Miami-Dade County, Florida, Special Obligation Revenue Bonds, Sub-Series B, 5.649%, 10/01/31 (h)(j)	5,000	1,379,400
Miami, Florida, Health Facilities Authority, Health System Revenue Bonds (Catholic Health East), Series C, 5.125%, 11/15/24	750	734,137
Miami, Florida, Special Obligation Revenue Bonds (Street and Sidewalk Improvement Program), 5%, 1/01/37 (j)	500	473,865
New River Community Development District, Florida, Capital Improvement Revenue Bonds, Series B, 5%, 5/01/13	250	225,932
Orange County, Florida, Educational Facilities Authority, Educational Facilities Revenue Bonds (Rollins College Project), 5.25%, 12/01/37 (f)	500	498,475
Orange County, Florida, Health Facilities Authority, Health Care Revenue Refunding Bonds (Orlando Lutheran Towers), 5.375%, 7/01/20	105	93,935
Orange County, Florida, Health Facilities Authority, Hospital Revenue Bonds (Orlando Regional Healthcare), 5.70%, 7/01/26	95	83,817
Orange County, Florida, Health Facilities Authority, Hospital Revenue Refunding Bonds (Orlando Regional Healthcare), Series B, 5.25%, 12/01/29 (e)	275	278,248
Peace River/Manasota Regional Water Supply Authority, Florida, Utility System Revenue Bonds, Series A, 5%, 10/01/35 (e)	750	749,947
Pinellas County, Florida, Health Facilities Authority Revenue Bonds (BayCare Health System Inc.), 5.50%, 5/15/13 (g)	1,000	1,104,120
Pine Ridge Plantation Community Development District, Florida, Capital Improvement and Special Assessment Bonds, Series B, 5%, 5/01/11	395	371,193
Saint Johns County, Florida, Ponte Vedra Utility System Revenue Bonds, 5%, 10/01/35 (e)	750	749,948
Saint Johns County, Florida, Water and Sewer Revenue Bonds, CABS, 5.393%, 6/01/32 (f)(h)	1,000	249,540
Stevens Plantation Improvement Project Dependent Special District, Florida, Revenue Bonds, 6.375%, 5/01/13	585	571,738
Suncoast Community Development District, Florida, Capital Improvement Revenue Bonds, Series A, 5.875%, 5/01/34	245	235,100
Tolomato Community Development District, Florida, Special Assessment Bonds, 6.55%, 5/01/27	250	247,838
Village Center Community Development District, Florida, Recreational Revenue Bonds, Series A, 5%, 11/01/32 (j)	750	742,350
		17,929,275
Puerto Rico–12.5%
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Senior Lien Revenue Bonds, Series A, 6%, 7/01/44	400	417,908
Puerto Rico Commonwealth, Public Improvement, GO, Series A:
5%, 7/01/14 (g)	315	346,046
5%, 7/01/34	185	174,979
Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds, Series E, 5.50%, 2/01/12 (g)	745	799,705
		1,738,638
Total Municipal Bonds–141.8%		19,667,913

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2008

Schedule of Investments (concluded)	BlackRock Florida Investment Quality Municipal Trust (RFA)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (m)	Par (000)	Value
Florida–14.5%
Hillsborough County, Florida, Aviation Authority Revenue Bonds, AMT, Series A, 5.50%, 10/01/38 (k)	$510	$505,953
Jacksonville Electric Authority, Florida, Saint John’s River Power Park System Revenue Bonds, Issue Three, Series 2, 5%, 10/01/37	210	209,161
Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program), AMT, Series A-2, 6%, 9/01/40 (c)(d)	495	506,935
Manatee County, Florida, HFA, Homeowner Revenue Bonds, AMT, Series A, 5.90%, 9/01/40 (c)(d)	240	235,327
Orlando, Florida, Senior Tourist Development Tax Revenue Bonds (6th Cent Contract Payments), Series A, 5.25%, 11/01/38 (k)	560	552,429
Total Municipal Bonds Transferred to Tender Option Bond Trusts—14.5%		2,009,805
Total Long-Term Investments
(Cost—$22,271,820)—156.3%		21,677,718

Short-Term Securities	Shares	Value
CMA Florida Municipal Money Fund, 1.75% (l)(n)	519,263	$519,263
Total Short-Term Securities (Cost—$519,263)—3.7%		519,263
Total Investments (Cost–$22,791,083*)—160.0%		22,196,981
Other Assets Less Liabilities—1.4%		198,455
Liability for Trust Certificates, Including Interest Expense and Fees Payable—(10.0%)		(1,394,522)
Preferred Shares, at Redemption Value—(51.4%)		(7,129,811)
Net Assets Applicable to Common Shares—100.0%		$13,871,103

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$21,403,236
Gross unrealized appreciation	$307,061
Gross unrealized depreciation	(902,842)
Net unrealized depreciation	$(595,781)
(a)	Security is collateralized by Municipal or U.S. Treasury Obligations.
(b)	FGIC Insured.
(c)	FHLMC Collateralized.
(d)	FNMA/GNMA Collateralized.
(e)	FSA Insured.
(f)	AMBAC Insured.
(g)	U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(h)	Represents a zero-coupon bond. The interest rate shown is the effective yield at the time of purchase.
(i)	XL Capital Insured.
(j)	MBIA Insured.
(k)	Assured Guaranty Insured.
(l)	Represents the current yield as of report date.
(m)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(n)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
CMA Florida Municipal Money Fund	308,763	$10,251

•	Forward interest rate swap outstanding as of July 31, 2008 was as follows:

	Notional Amount (000)	Unrealized Depreciation
Pay a fixed rate of 3.81% and receive a floating rate based on 1-week SIFMA Municipal Swap Index Rate
Broker, Lehman Brothers Special Financing Expires September 2023	$2,000	$(31,016)

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2008	19

Schedule of Investments July 31, 2008	BlackRock Florida Municipal Income Trust (BBF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida—128.5%
Ave Maria Stewardship Community District, Florida, Revenue Bonds, 4.80%, 11/01/12	$1,000	$919,180
Beacon Tradeport Community Development District, Florida, Special Assessment Revenue Refunding Bonds (Commercial Project), Series A, 5.625%, 5/01/32 (a)	7,705	7,294,324
Brevard County, Florida, Health Facilities Authority, Healthcare Facilities Revenue Bonds (Health First Inc. Project), 5%, 4/01/36	2,000	1,798,420
Broward County, Florida, School Board, COP, Series A, 5.25%, 7/01/33 (b)	1,700	1,688,236
Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds (Capital Projects Loan Program), Senior Series F-1, 5%, 10/01/31 (c)	2,800	2,516,276
Escambia County, Florida, Health Facilities Authority, Health Facility Revenue Bonds (Florida Health Care Facility Loan), 5.95%, 7/01/20 (d)	799	842,785
Florida State Board of Education, Public Education Capital Outlay, GO, Series A, 5.125%, 6/01/10 (e)	5,550	5,893,267
Fort Myers, Florida, Utility System Revenue Refunding Bonds, 5%, 10/01/31 (c)	1,355	1,332,995
Halifax Hospital Medical Center, Florida, Hospital Revenue Refunding and Improvement Bonds, Series A, 5.25%, 6/01/26	2,500	2,335,075
Heritage Harbour North Community Development District, Florida, Capital Improvement Bonds, 6.375%, 5/01/38	1,500	1,315,935
Heritage Harbour South Community Development District, Florida, Capital Improvement Special Assessment Bonds, Series A, 6.50%, 5/01/34	1,610	1,633,635
Highlands County, Florida, Health Facilities Authority, Hospital Revenue Bonds (Adventist Health System), Series A, 6%, 11/15/11 (e)	6,500	7,175,740
Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric Company Project):
5.50%, 10/01/23	1,450	1,393,668
Series A, 5.65%, 5/15/18	900	894,042
Jacksonville, Florida, Transit Revenue Bonds, 5%, 10/01/26 (c)	4,000	4,016,000
Laguna Lakes Community Development District, Florida, Special Assessment Revenue Refunding Bonds, Series A, 6.40%, 5/01/13 (e)	1,575	1,787,499
Lee County, Florida, IDA, Health Care Facilities, Revenue Refunding Bonds (Shell Point/Alliance Obligor Group), 5%, 11/15/32	1,430	1,157,742
Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series A, 5%, 4/01/32 (d)	1,000	964,960
Madison County, Florida, First Mortgage Revenue Bonds (Twin Oaks Project), Series A, 6%, 7/01/25	1,620	1,477,310
Melbourne, Florida, Water and Sewer Revenue Bonds, 5.23%, 10/01/21 (g)(h)(i)	2,770	1,489,097
Miami Beach, Florida, Health Facilities Authority, Hospital Revenue Refunding Bonds (Mount Sinai Medical Center of Florida), 6.75%, 11/15/21	3,000	3,051,720
Miami-Dade County, Florida, Expressway Authority, Toll System Revenue Refunding Bonds, 5.125%, 7/01/25 (g)	1,000	1,012,510

Municipal Bonds	Par (000)	Value
Florida—(continued)
Miami-Dade County, Florida, School Board, COP, Refunding, Series B (j):
5.25%, 5/01/25	$1,000	$1,014,400
5.25%, 5/01/28	1,440	1,445,328
5.25%, 5/01/30	1,160	1,166,055
Miami-Dade County, Florida, Special Obligation Revenue Bonds, (c)(i):
Sub-Series B, 5.596%, 10/01/33	9,700	2,384,454
Sub-Series C, 5.623%, 10/01/28	25,000	8,158,500
Miami-Dade County, Florida, Special Obligation Revenue Refunding Bonds, Sub-Series A, 5.535%, 10/01/19 (c)(i)	2,595	1,465,007
New River Community Development District, Florida, Capital Improvement Revenue Bonds, Series B, 5%, 5/01/13	1,500	1,355,595
Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Revenue Bonds (Unit of Development Number 43):
6.10%, 8/01/11 (e)	1,155	1,249,098
6.125%, 8/01/11 (e)	3,500	3,866,660
6.10%, 8/01/21	225	228,339
Orange County, Florida, Educational Facilities Authority, Educational Facilities Revenue Bonds (Rollins College Project), 5.25%, 12/01/27 (d)	1,000	1,007,260
Orange County, Florida, Health Facilities Authority, Health Care Revenue Refunding Bonds (Orlando Lutheran Towers), 5.375%, 7/01/20	655	585,976
Orange County, Florida, Health Facilities Authority, Hospital Revenue Bonds (Orlando Regional Healthcare), 5.70%, 7/01/26	600	529,368
Orange County, Florida, Health Facilities Authority, Hospital Revenue Refunding Bonds (Orlando Regional Healthcare), Series B, 5.25%, 12/01/29 (b)	1,200	1,214,172
Orange County, Florida, Tourist Development, Tax Revenue Refunding Bonds, 5%, 10/01/29 (d)	1,300	1,265,147
Palm Beach County, Florida, School Board, COP, Refunding, Series B, 5%, 8/01/25 (d)	2,500	2,480,225
Pine Ridge Plantation Community Development District, Florida, Capital Improvement and Special Assessment Bonds, Series B, 5%, 5/01/11	590	554,441
Saint Johns County, Florida, Ponte Vedra Utility System Revenue Bonds, 5%, 10/01/35 (b)	1,000	999,930
Saint Johns County, Florida, Water and Sewer Revenue Bonds, CABS, 5.335%, 6/01/30 (d)(i)	3,945	1,110,754
South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds (Baptist Health System Obligation Group), 5.25%, 2/01/13 (e)	12,000	13,040,640
South Miami Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds (Baptist Health System Obligation Group), 5%, 8/15/32	1,000	958,160
Sumter County, Florida, IDA, IDR (North Sumter Utility Company LLC), AMT, 6.80%, 10/01/32	2,700	2,701,755
Suncoast Community Development District, Florida, Capital Improvement Revenue Bonds, Series A, 5.875%, 5/01/34	985	945,196
Tampa, Florida, Revenue Bonds (University of Tampa Project), 5.625%, 4/01/32 (a)	5,500	5,135,460
Tampa, Florida, Water and Sewer Revenue Refunding Bonds, Series A, 5%, 10/01/26	4,000	4,049,200
Tolomato Community Development District, Florida, Special Assessment Bonds, 6.55%, 5/01/27	1,250	1,239,188

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2008

Schedule of Investments (concluded)	BlackRock Florida Municipal Income Trust (BBF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida—(concluded)
Village Center Community Development District, Florida, Recreational Revenue Bonds, Series A, 5%, 11/01/32 (c)	$1,795	$1,776,691
Village Community Development District Number 5, Florida, Special Assessment Bonds, Series A:
6%, 5/01/22	2,840	2,860,249
6.50%, 5/01/33	1,390	1,419,829
Volusia County, Florida, Educational Facility Authority, Educational Facilities Revenue Bonds (Embry-Riddle Aeronautical University Project), Series A, 5.75%, 10/15/29	2,000	1,956,680
Watergrass Community Development District, Florida, Special Assessment Revenue Bonds, Series B, 5.125%, 11/01/14	1,000	899,710
		121,053,883
Puerto Rico—9.9%
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Senior Lien Revenue Bonds, Series A, 6%, 7/01/44	2,100	2,194,017
Puerto Rico Commonwealth, Public Improvement, GO, Series A, 5.125%, 7/01/31	2,980	2,884,253
Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds, Series E, 5.70%, 2/01/10 (e)	4,000	4,198,320
		9,276,590
Total Municipal Bonds—138.4%		130,330,473

Municipal Bonds Transferred to Tender Option Bond Trusts (k)	Par (000)	Value
Florida—12.6%
Jacksonville Electric Authority, Florida, Saint John’s River Power Park System Revenue Bonds, Issue Three, Series 2, 5%, 10/01/37	$1,109	$1,105,566
Jacksonville, Florida, Economic Development Commission, Health Care Facilities Revenue Bonds (Mayo Clinic- Jacksonville), Series B, 5.50%, 11/15/36	7,493	7,537,963
Jacksonville, Florida, Health Facilities Authority, Hospital Revenue Bonds (Baptist Medical Center Project), 5%, 8/15/37 (b)	2,280	2,235,449
Orlando, Florida, Senior Tourist Development Tax Revenue Bonds (6th Cent Contract Payments), Series A, 5.25%, 11/01/38 (j)	1,000	986,480
Total Municipal Bonds Transferred to Tender Option Bond Trusts—12.6%		11,865,458
Total Long-Term Investments (Cost—$141,477,794)—151.0%		142,195,931

Short-Term Securities	Shares
CMA Florida Municipal Money Fund, 1.75% (f)(l)	6,503,333	6,503,333
Total Short-Term Securities (Cost—$6,503,333)—6.9%		6,503,333
Total Investments (Cost—$147,981,127*)—157.9%		148,699,264
Other Assets Less Liabilities—3.2%		3,065,704
Liability for Trust Certificates, Including Interest Expense and Fees Payable—(8.5%)		(8,029,006)
Preferred Shares, at Redemption Value—(52.6%)		(49,559,511)
Net Assets Applicable to Common Shares—100.0%		$94,176,451
*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$140,038,932
Gross unrealized appreciation	$4,011,678
Gross unrealized depreciation	(3,353,552)
Net unrealized appreciation	$658,126
(a)	Radian Insured.
(b)	FSA Insured.
(c)	MBIA Insured.
(d)	AMBAC Insured.
(e)	U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	Represents the current yield as of report date.
(g)	FGIC Insured.
(h)	Security is collateralized by Municipal or U.S. Treasury Obligations.
(i)	Represents a zero-coupon bond. The interest rate shown is the effective yield at the time of purchase.
(j)	Assured Guaranty Insured.
(k)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(l)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income
CMA Florida Municipal Money Fund	4,740,336	$50,903

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2008	21

Schedule of Investments July 31, 2008	BlackRock Florida Municipal 2020 Term Trust (BFO)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Florida—146.8%
Broward County, Florida, School Board, COP, Series A, 5.25%, 7/01/22 (a)	$2,500	$2,583,850
Crossings at Fleming Island Community Development District, Florida, Utility Revenue Bonds, 6.75%, 10/01/09 (b)	4,540	4,855,893
Deltona, Florida, Utility System Revenue Bonds, 5%, 10/01/23 (c)	1,095	1,099,380
Escambia County, Florida, Environmental Improvement Revenue Refunding Bonds (International Paper Company Projects), AMT, Series A, 5.75%, 11/01/27	4,000	3,494,240
Escambia County, Florida, Health Facilities Authority, Health Facility Revenue Bonds (Florida Health Care Facility Loan), 5.95%, 7/01/20 (d)	566	597,467
Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, AMT, Series 2, 4.70%, 7/01/22 (e)(f)	2,445	2,231,918
Florida Municipal Loan Council Revenue Bonds, CABS, Series A, 5.03%, 4/01/20 (c)(g)	4,000	2,253,320
Florida State Board of Education, GO (Public Education Capital Outlay), Series J, 5%, 6/01/24 (d)	6,150	6,299,507
Halifax Hospital Medical Center, Florida, Hospital Revenue Refunding and Improvement Bonds, Series A, 5.25%, 6/01/26	2,500	2,335,075
Highlands County, Florida, Health Facilities Authority, Hospital Revenue Bonds (Adventist Health System), Series C, 5.25%, 11/15/36	1,500	1,423,740
Hillsborough County, Florida, IDA, Hospital Revenue Bonds (H. Lee Moffitt Cancer Center Project), Series A, 5.25%, 7/01/22	1,500	1,485,345
Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric Company Project):
5.50%, 10/01/23	1,955	1,879,048
Series A, 5.65%, 5/15/18	1,000	993,380
Series B, 5.15%, 9/01/25	500	507,115
Hillsborough County, Florida, School Board, COP, 5%, 7/01/27 (c)	1,000	990,310
Jacksonville, Florida, HFA, Homeowner Mortgage Revenue Refunding Bonds, AMT, Series A-1, 5.625%, 10/01/39 (e)(f)	1,000	981,930
Lakeland, Florida, Water and Wastewater Revenue Refunding Bonds, 5%, 10/01/27	1,000	1,009,290
Lee County, Florida, IDA, Health Care Facilities, Revenue Refunding Bonds (Shell Point/Alliance Obligor Group), 5%, 11/15/22	1,500	1,329,570
Lee County, Florida, Transportation Facilities Revenue Refunding Bonds, Series B, 5%, 10/01/22 (d)	3,000	3,066,840
Marco Island, Florida, Utility System Revenue Bonds (c):
5.25%, 10/01/21	1,000	1,047,460
5%, 10/01/22	2,000	2,052,940
5%, 10/01/23	1,375	1,407,574
Marion County, Florida, Hospital District, Revenue Refunding Bonds (Munroe Regional Health System), 5%, 10/01/22	1,500	1,462,740
Miami Beach, Florida, Health Facilities Authority, Hospital Revenue Refunding Bonds (Mount Sinai Medical Center of Florida), 6.75%, 11/15/21	2,500	2,543,100
Miami-Dade County, Florida, Educational Facilities Authority Revenue Bonds (University of Miami), Series A, 5.0%, 4/01/14 (b)(d)	4,695	5,085,295

	Par
Municipal Bonds	(000)	Value
Florida—(concluded)
Miami-Dade County, Florida, School Board, COP, Refunding, Series B, 5.25%, 5/01/21 (h)	$4,000	$4,167,000
Miami-Dade County, Florida, Special Obligation Revenue Bonds, Sub-Series B, 5.622%, 10/01/32 (c)(g)	7,560	1,967,944
Miami-Dade County, Florida, Special Obligation Revenue Refunding Bonds, Sub-Series A (c)(g):
5.277%, 10/01/19	5,365	3,028,811
5.244%, 10/01/20	10,000	5,337,800
Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Revenue Bonds (Unit of Development Number 43):
6.10%, 8/01/11 (b)	2,735	2,957,820
6.10%, 8/01/21	550	558,162
Northern Palm Beach County Improvement District, Florida, Water Control and Improvement, Revenue Refunding Bonds (Unit of Development Number 43), Series B (i):
4.50%, 8/01/22	1,000	855,870
5%, 8/01/31	1,000	824,290
Orange County, Florida, Educational Facilities Authority, Educational Facilities Revenue Bonds (Rollins College Project), 5.25%, 12/01/22 (d)	725	745,416
Orange County, Florida, Health Facilities Authority, Hospital Revenue Bonds:
(Adventist Health System), 5.625%, 11/15/12 (b)	4,450	4,924,459
(Orlando Regional Healthcare), VRDN, Series A-1, 2.50%, 10/01/41 (a)(j)	200	200,000
(Orlando Regional Healthcare), VRDN, Series A-2, 2.35%, 10/01/41 (a)(j)	500	500,000
Palm Coast, Florida, Utility System Revenue Bonds (c):
5%, 10/01/22	1,770	1,811,931
5%, 10/01/23	1,485	1,516,051
5%, 10/01/24	1,500	1,528,605
Sterling Hill Community Development District, Florida, Capital Improvement Revenue Refunding Bonds, Series A, 6.10%, 5/01/23	4,285	4,286,543
Stevens Plantation Improvement Project Dependent Special District, Florida, Revenue Bonds, 6.375%, 5/01/13	2,445	2,389,572
Sumter County, Florida, IDA, IDR (North Sumter Utility Company LLC), AMT, 6.80%, 10/01/32	1,185	1,185,770
Tohopekaliga, Florida, Water Authority, Utility System Revenue Bonds, Series B (a):
5%, 10/01/22	1,975	2,021,788
5%, 10/01/23	1,180	1,204,674
Tohopekaliga, Florida, Water Authority, Utility System Revenue Refunding Bonds, Series A (a):
5%, 10/01/21	3,630	3,734,544
5%, 10/01/22	3,810	3,900,259
5%, 10/01/23	2,000	2,041,820
Tolomato Community Development District, Florida, Special Assessment Bonds, 6.375%, 5/01/17	1,300	1,295,112
Village Center Community Development District, Florida, Recreational Revenue Bonds, Sub-Series A, 6.35%, 1/01/18	2,000	2,055,060
Village Center Community Development District, Florida, Utility Revenue Bonds, 5.25%, 10/01/23 (c)	5,000	5,199,650
Village Community Development District Number 5, Florida, Special Assessment Bonds, Series A, 6%, 5/01/22	1,425	1,435,160
Watergrass Community Development District, Florida, Special Assessment Revenue Bonds, Series B, 5.125%, 11/01/14	1,000	899,710
		115,590,148

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2008

Schedule of Investments (concluded)	BlackRock Florida Municipal 2020 Term Trust (BFO)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
U.S. Virgin Islands—1.6%
Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds (Hovensa Refinery), AMT,
4.70%, 7/01/22	$1,500	$1,243,740
Total Municipal Bonds—148.4%		116,833,888

Municipal Bonds Transferred to Tender Option Bond Trusts (k)
Florida—11.5%
Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program), AMT, Series A-2, 6%, 9/01/40 (e)(f)	1,500	1,536,165
Manatee County, Florida, HFA, Homeowner Revenue Bonds, AMT, Series A, 5.90%, 9/01/40 (e)(f)	1,005	985,433
Palm Beach County, Florida, School Board, COP, Refunding, Series D, 5%, 8/01/28 (a)	6,508	6,531,296
Total Municipal Bonds Transferred to Tender Option Bond Trusts—11.5%		9,052,894
Total Long-Term Investments
(Cost—$126,788,566)—159.9%		125,886,782

Short-Term Securities	Shares	Value
CMA Florida Municipal Money Fund, 1.75% (l)(m)	402,546	$402,546
Total Short-Term Securities (Cost—$402,546)—0.5%		402,546
Total Investments (Cost—$127,191,112*)—160.4%		126,289,328
Other Assets Less Liabilities—1.8%		1,401,112
Liability for Trust Certificates, Including Interest Expense and Fees Payable—(7.7%)		(6,026,471)
Preferred Shares, at Redemption Value—(54.5%)		(42,916,826)
Net Assets Applicable to Common Shares—100.0%		$78,747,143

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$121,116,497
Gross unrealized appreciation	$1,668,543
Gross unrealized depreciation	(2,503,637)
Net unrealized depreciation	$(835,094)

(a)	FSA Insured.
(b)	U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	MBIA Insured.
(d)	AMBAC Insured.
(e)	FNMA/GNMA Collateralized.
(f)	FHLMC Collateralized.
(g)	Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.
(h)	Assured Guaranty Insured.
(i)	ACA Insured.
(j)	Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(k)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(l)	Represents the current yield as of report date.
(m)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income
CMA Florida Municipal Money Fund	402,084	$2,157

Effective January 1, 2008, the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 - price quotations in active markets/exchanges for identical securities
•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Trust’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2008 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities
Level 1	$402,546
Level 2	125,886,782
Level 3	—
Total	$126,289,328

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2008	23

Schedule of Investments July 31, 2008	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey—129.9%
Burlington County, New Jersey, Bridge Commission, EDR, Refunding (The Evergreens Project), 5.625%, 1/01/38	$150	$132,077
Delaware River Port Authority of Pennsylvania and New Jersey Revenue Bonds, 5.75%, 1/01/26 (a)	1,000	1,033,470
Essex County, New Jersey, Improvement Authority, Airport Revenue Refunding Bonds, AMT, 5%, 11/01/25 (b)	250	240,475
Hudson County, New Jersey, Improvement Authority, Capital Appreciation Revenue Bonds, Series A-1, 4.46%, 12/15/32 (b)(c)	1,000	258,780
Middlesex County, New Jersey, Improvement Authority Revenue Bonds (George Street Student Housing Project), Series A, 5%, 8/15/35	1,000	901,500
Middlesex County, New Jersey, Improvement Authority, Subordinate Revenue Bonds (Heldrich Center Hotel/Conference Project), Series B, 6.25%, 1/01/37	200	167,060
New Jersey EDA, Cigarette Tax Revenue Bonds, 5.75%, 6/15/34 (d)	1,000	974,970
New Jersey EDA, First Mortgage Revenue Bonds (Lions Gate Project), Series A:
5.75%, 1/01/25	60	55,240
5.875%, 1/01/37	110	96,831
New Jersey EDA, First Mortgage Revenue Refunding Bonds (The Winchester Gardens at Ward Homestead Project), Series A, 5.80%, 11/01/31	1,000	951,920
New Jersey EDA, Retirement Community Revenue Refunding Bonds (Seabrook Village, Inc.), 5.25%, 11/15/26	140	120,548
New Jersey EDA, Revenue Bonds (Newark Downtown District Management Corporation), 5.125%, 6/15/37	100	86,346
New Jersey EDA, School Facilities Construction Revenue Bonds, Series U, 5%, 9/01/37 (e)	300	301,074
New Jersey EDA, Solid Waste Disposal Facilities Revenue Bonds (Waste Management Inc.), AMT, Series A, 5.30%, 6/01/15	500	475,860
New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project), AMT, 7%, 11/15/30	925	722,666
New Jersey EDA, Transportation Project Sublease Revenue Bonds, Series A, 5.75%, 5/01/10 (a)	900	951,345
New Jersey EDA, Water Facilities Revenue Bonds (New Jersey-American Water Company, Inc. Project), AMT, Series A, 5.25%, 11/01/32 (e)	250	226,770
New Jersey Health Care Facilities Financing Authority Revenue Bonds:
(Hackensack University Medical Center), 6%, 1/01/25	1,000	1,016,990
(Meridian Health), Series I, 5%, 7/01/38 (f)	100	99,381
New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
(Hackensack University Medical Center), 5.25%, 1/01/36 (f)	250	254,450
(Saint Barnabas Health Care System), Series A, 5%, 7/01/29	250	223,843
(Saint Barnabas Health Care System), Series B, 5.92%, 7/01/30 (c)	500	106,410
(Saint Barnabas Health Care System), Series B, 5.72%, 7/01/36 (c)	840	114,114
(Saint Barnabas Health Care System), Series B, 5.79%, 7/01/37 (c)	900	112,563
(Saint Joseph’s Hospital and Medical Center), Series A, 5.75%, 7/01/16 (g)	1,000	1,003,110

	Par
Municipal Bonds	(000)	Value
New Jersey—(concluded)
New Jersey State Educational Facilities Authority, Revenue Refunding Bonds:
(Georgian Court University), Series D, 5%, 7/01/33	$100	$93,001
(Ramapo College), Series I, 4.25%, 7/01/31 (e)	250	219,010
(Rowan University), Series B, 5%, 7/01/24 (f)	255	264,068
New Jersey State Housing and Mortgage Finance Agency, S/F Housing Revenue Bonds, AMT, Series X, 4.85%, 4/01/16	500	497,345
New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds Series C (e):
6.50%, 1/01/16 (e)	160	185,779
6.50%, 1/01/16 (d)(h)	840	957,760
Old Bridge Township, New Jersey, Board of Education, GO, Refunding, 4.375%, 7/15/32 (b)	500	466,290
Passaic Valley, New Jersey, Sewer Commissioner’s Revenue Refunding Bonds (Sewer System), Series E, 5.75%, 12/01/21 (d)	1,000	1,046,860
Perth Amboy, New Jersey, GO (Convertible CABS), Refunding, 4.499%, 7/01/34 (a)(i)	100	81,574
Port Authority of New York and New Jersey, Consolidated Revenue Refunding Bonds, AMT, One Hundred Fifty-Second Series, 5.25%, 11/01/35	240	238,946
Salem County, New Jersey, Improvement Authority Revenue Bonds (Finlaw State Office Building Project), 5.25%, 8/15/38 (a)	100	102,971
South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series A, 4.50%, 11/01/35 (j)	490	421,802
Tobacco Settlement Financing Corporation of New Jersey, Asset-Backed Revenue Refunding Bonds, 6.125%, 6/01/12 (k)	750	837,030
		16,040,229
Puerto Rico—13.0%
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax and Capital Appreciation Revenue Bonds, Series A, 4.34%, 7/01/37 (c)(e)	795	147,624
Puerto Rico Commonwealth, Public Improvement, GO, Series A, 5.25%, 7/01/16 (k)	310	348,130
Puerto Rico Electric Power Authority, Power Revenue Bonds:
Series RR, 5%, 7/01/15 (j)(k)	350	385,836
Series WW, 5.50%, 7/01/38	175	178,341
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Revenue Bonds (Ana G. Mendez University System Project), 5%, 3/01/26	600	552,461
		1,612,392
Multi State—8.4%
Charter Mac Equity Issuer Trust, 6.625%, 6/30/49 (l)(m)	1,000	1,032,720
Total Municipal Bonds—151.3%		18,685,341

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2008

Schedule of Investments (concluded)	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option	Par
Bond Trusts (n)	(000)	Value
New Jersey State Educational Facilities Authority, Revenue Refunding Bonds (College of New Jersey), Series D, 5%, 7/01/35 (a)	$375	$378,195
Port Authority of New York and New Jersey, Consolidated Revenue Refunding Bonds, AMT, 152nd Series, 5.75%, 11/01/30	255	266,391
Total Municipal Bonds Transferred to Tender Option Bond Trusts—5.2%		644,586
Total Long-Term Investments
(Cost—$19,930,881)—156.5%		19,329,927

Short-Term Securities	Shares	Value
CMA New Jersey Municipal Money Fund, 1.75% (o)(p)	416,331	$416,331
Total Short-Term Securities (Cost—$416,331)—3.4%		416,331
Total Investments (Cost—$ 20,347,212*)—159.9%		19,746,258
Other Assets Less Liabilities—0.8%		101,774
Liability for Trust Certificates, Including Interest Expense and Fees Payable—(3.4%)		(420,911)
Preferred Shares, at Redemption Value—(57.3%)		(7,076,358)
Net Assets Applicable to Common Shares—100.0%		$12,350,763

*	The cost and unrealized appreciation (depreciation) of investments, as of July 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$19,896,586
Gross unrealized appreciation	$523,676
Gross unrealized depreciation	(1,094,004)
Net unrealized depreciation	$(570,328)
(a)	FSA Insured.
(b)	MBIA Insured.
(c)	Represents a zero coupon bond. Rate shown reflects the effective yield at the time of purchase.
(d)	Radian Insured.
(e)	AMBAC Insured.
(f)	Assured Guaranty Insured.
(g)	Connie Lee Insured.
(h)	Security is collateralized by Municipal or U.S. Treasury Obligations.
(i)	Represents a step bond. Rate shown reflects the effective yield at the time of purchase.
(j)	FGIC Insured.
(k)	U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(l)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicated, these securities are considered to be liquid.

(m)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at maturity.

(n)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(o)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income
CMA New Jersey Municipal Money	411,907	$9,424

(p)	Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2008	25

Schedule of Investments July 31, 2008	BlackRock New Jersey Municipal Income Trust (BNJ)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey—120.6%
Burlington County, New Jersey, Bridge Commission, EDR, Refunding (The Evergreens Project), 5.625%, 1/01/38	$1,000	$880,510
Cherry Hill Township, New Jersey, GO, 5%, 7/15/11 (a)	2,775	2,957,872
Garden State Preservation Trust, New Jersey, Revenue Bonds, Series B, 5.22%, 11/01/26 (b)(c)	12,600	4,937,310
Middlesex County, New Jersey, Improvement Authority Revenue Bonds (d):
(Administration Building Residential Project), AMT, 5.35%, 7/01/34	1,400	1,287,916
(New Brunswick Apartments Rental Housing), AMT, 5.30%, 8/01/35	4,380	3,994,297
Middlesex County, New Jersey, Improvement Authority, Subordinate Revenue Bonds (Heldrich Center Hotel/Conference Project), Series B, 6.25%, 1/01/37	1,790	1,495,187
Middlesex County, New Jersey, Pollution Control Financing Authority, Revenue Refunding Bonds (Amerada Hess Corporation), 6.05%, 9/15/34	2,500	2,502,325
New Jersey EDA, Cigarette Tax Revenue Bonds:
5.75%, 6/15/29 (e)	500	515,000
5.75%, 6/15/34 (f)	5,000	4,874,850
New Jersey EDA, EDR (Kapkowski Road Landfill Reclamation Improvement District Project), AMT, Series B, 6.50%, 4/01/31	5,000	4,878,000
New Jersey EDA, EDR (Masonic Charity Foundation Project), 5.50%, 6/01/31	2,000	2,000,680
New Jersey EDA, EDR, Refunding (Kapkowski Road Landfill Reclamation Improvement District Project), 6.50%, 4/01/28	2,500	2,476,450
New Jersey EDA, First Mortgage Revenue Bonds:
(Fellowship Village Project), Series C, 5.50%, 1/01/18	2,630	2,601,359
(Lions Gate Project), Series A, 5.75%, 1/01/25	500	460,335
(Lions Gate Project), Series A, 5.875%, 1/01/37	855	752,639
New Jersey EDA, First Mortgage Revenue Refunding Bonds (The Winchester Gardens at Ward Homestead Project), Series A, 5.75%, 11/01/24	4,050	3,933,117
New Jersey EDA, Mortgage Revenue Refunding Bonds (Victoria Health Corporation Project), Series A, 5.20%, 12/20/36 (g)	1,875	1,889,062
New Jersey EDA, Retirement Community Revenue Refunding Bonds (Seabrook Village, Inc.), 5.25%, 11/15/26	1,790	1,541,297
New Jersey EDA, School Facilities Construction Revenue Bonds, Series U, 5%, 9/01/37 (h)	700	702,506
New Jersey EDA, Solid Waste Disposal Facilities Revenue Bonds (Waste Management Inc.), AMT, Series A, 5.30%, 6/01/15	2,000	1,903,440
New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project), AMT:
7%, 11/15/30	3,450	2,695,347
7.20%, 11/15/30	2,000	1,599,700
New Jersey Health Care Facilities Financing Authority, Health System Revenue Bonds (Catholic Health East), Series A, 5.375%, 11/15/12 (a)	3,000	3,290,310
New Jersey Health Care Facilities Financing Authority Revenue Bonds:
(Kennedy Health System), 5.625%, 7/01/31	10,000	10,027,400
(Meridian Health), Series I, 5%, 7/01/38 (d)	750	745,357
(South Jersey Hospital System), 6%, 7/01/12 (a)	7,460	8,257,698

	Par
Municipal Bonds	(000)	Value
New Jersey—(continued)
New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
(Atlantic City Medical Center), 5.75%, 7/01/12 (a)	$1,995	$2,190,071
(Atlantic City Medical Center), 5.75%, 7/01/25	2,505	2,554,023
(Saint Barnabas Health Care System), Series A, 5%, 7/01/29	750	671,527
(Saint Barnabas Health Care System), Series B, 5.798%, 7/01/30 (c)	2,500	532,050
(Saint Barnabas Health Care System), Series B, 5.721%, 7/01/36 (c)	7,700	1,046,045
(Saint Barnabas Health Care System), Series B, 5.791%, 7/01/37 (c)	7,250	906,757
(South Jersey Hospital System), 5%, 7/01/46	1,650	1,494,669
New Jersey State Educational Facilities Authority Revenue Bonds:
(Fairleigh Dickinson University), Series D, 6%, 7/01/25	3,000	3,032,820
(Georgian Court College Project), Series C, 6.50%, 7/01/13 (a)	2,120	2,448,388
New Jersey State Educational Facilities Authority, Revenue Refunding Bonds:
(Fairleigh Dickinson University), Series C, 6%, 7/01/20	2,000	2,058,960
(Fairleigh Dickinson University), Series C, 5.50%, 7/01/23	1,000	986,940
(Georgian Court University), Series D, 5%, 7/01/33	250	232,502
(Ramapo College), Series I, 4.25%, 7/01/31 (h)	500	438,020
(Rowan University), Series B, 5%, 7/01/24 (e)	1,500	1,553,340
New Jersey State Housing and Mortgage Finance Agency, S/F Housing Revenue Bonds, AMT, Series X, 4.85%, 4/01/16	1,750	1,740,708
New Jersey State Housing and Mortgage Finance Agency, S/F Housing Revenue Refunding Bonds, AMT, Series T, 4.70%, 10/01/37	700	564,074
New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Bonds, Series C, 4.83%, 12/15/32 (b)(c)	4,000	1,088,000
Newark, New Jersey, Health Care Facility Revenue Refunding Bonds (New Community Urban Renewal), Series A, 5.20%, 6/01/30 (g)(i)	1,860	1,882,246
Newark, New Jersey, Housing Authority, Port Authority-Port Newark Marine Terminal, Additional Rent-Backed Revenue Refunding Bonds (City of Newark Redevelopment Projects), 4.375%, 1/01/37 (j)	2,625	2,373,735
Perth Amboy, New Jersey, GO (Convertible CABS), Refunding, 5% (b)(k):
7/01/34	1,075	876,921
7/01/35	175	142,480
Port Authority of New York and New Jersey, Consolidated Revenue Refunding Bonds, AMT, One Hundred Fifty-Second Series, 5.25%, 11/01/35	2,040	2,031,044
Port Authority of New York and New Jersey, Special Obligation Revenue Bonds (JFK International Air Terminal), AMT, Series 6, 5.75%, 12/01/22 (j)	6,000	5,936,040
Rahway Valley Sewerage Authority, New Jersey, Sewer Revenue Bonds, CABS, Series A, 4.36%, 9/01/33 (c)(j)	2,000	502,920
Salem County, New Jersey, Improvement Authority Revenue Bonds (Finlaw State Office Building Project), 5.25%, 8/15/38 (b)	225	231,685
Tobacco Settlement Financing Corporation of New Jersey, Asset-Backed Revenue Refunding Bonds:
6.125%, 6/01/12 (a)	9,000	10,044,360
Series 1B, 5.65%, 6/01/41 (c)	3,300	242,616

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2008

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Income Trust (BNJ)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey—(concluded)
Trenton, New Jersey, Parking Authority, Parking Revenue Refunding Bonds (l):
5%, 4/01/25	$3,465	$3,354,363
5%, 4/01/30	1,500	1,405,605
Vineland, New Jersey, Electric Utility, GO, Refunding, AMT (j):
5.30%, 5/15/30	1,500	1,416,255
5.375%, 5/15/31	1,500	1,431,660
		128,610,788
Multi State—14.1%
Charter Mac Equity Issuer Trust (n)(o):
6.30%, 6/30/49	7,000	7,213,850
6.80%, 11/30/50	2,500	2,677,075
MuniMae TE Bond Subsidiary LLC (n)(o):
6.30%, 6/30/49	3,000	3,058,710
6.80%, 6/30/50 (l)	2,000	2,089,620
		15,039,255
Puerto Rico—18.3%
Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue Refunding Bonds, Series CC, 5.50%, 7/01/31 (e)	2,000	2,118,480
Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue Refunding Bonds, Series D, 5.25%, 7/01/12 (a)	1,000	1,074,110
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax and Capital Appreciation Revenue Bonds, Series A, 4.34%, 7/01/37 (c)(h)	6,000	1,114,140
Puerto Rico Housing Financing Corporation, Home Mortgage Revenue Bonds (Mortgage-Backed Securities), AMT, Series B, 5.30%, 12/01/28 (c)(p)(q)	2,545	2,434,954
Puerto Rico Housing Financing Corporation, Home Mortgage Revenue Refunding Bonds (Mortgage-Backed Securities), Series A, 5.20%, 12/01/33 (p)(q)	2,550	2,563,133

	Par
Municipal Bonds	(000)	Value
Puerto Rico—(concluded)
Puerto Rico Public Buildings Authority Revenue Bonds, CABS, Series D, 5.28%, 7/01/17 (a)(h)(k)	$5,000	$4,429,827
Puerto Rico Public Buildings Authority, Government Facilities Revenue Refunding Bonds, Series D:
5.25%, 7/01/12 (a)	3,765	4,028,287
5.25%, 7/01/36	1,735	1,692,718
		19,455,649
Total Municipal Bonds—153.0%		163,105,692

Municipal Bonds Transferred to Tender Option Bond Trusts (r)
Port Authority of New York and New Jersey, Consolidated New Jersey—4.8% Revenue Refunding Bonds, AMT, 152nd Series, 5.75%, 11/01/30	1,740	1,817,726
New Jersey State Educational Facilities Authority, Revenue Refunding Bonds (College of New Jersey), Series D, 5%, 7/01/35 (b)	3,240	3,267,605
Total Municipal Bonds Transferred to Tender Option Bond Trusts—4.8%		5,085,331
Total Long-Term Investments (Cost—$169,421,376)—157.8%		168,191,023

Short-Term Securities	Shares
CMA New Jersey Municipal Money Fund, 1.75% (m)(s)	1,497,770	1,497,770
Total Short-Term Securities (Cost—$1,497,770)—1.4%		1,497,770
Total Investments (Cost—$ 170,919,146*)—159.2%		169,688,793
Other Assets Less Liabilities—0.6%		750,261
Liability for Trust Certificates, Including Interest Expense and Fees Payable—(3.1)%		(3,326,964)
Preferred Shares, at Redemption Value—(56.7)%		(60,516,509)
Net Assets Applicable to Common Shares—100.0%		$106,595,581

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$167,049,984
Gross unrealized appreciation	$5,352,500
Gross unrealized depreciation	(6,033,691)
Net unrealized depreciation	$(681,191)
(a)	U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	FSA Insured.
(c)	Represents a zero-coupon bond. Rate shown is the effective yield at the time of purchase.
(d)	FNMA Collateralized.
(e)	Assured Guaranty Insured.
(f)	Radian Insured.
(g)	GNMA Collateralized.
(h)	AMBAC Insured.
(i)	FHA Insured.
(j)	MBIA Insured.
(k)	Represents a step bond. Rate shown is the effective yield at the time of purchase.
(l)	FGIC Insured.
(m)	Represents the current yield as of report date.
(n)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicated, these securities are considered to be liquid.

(o)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at maturity.
(p)	FHLMC Collateralized.
(q)	FNMA/GNMA Collateralized.
(r)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(s)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income
CMA New Jersey Municipal Money Fund	1,274,589	$53,273

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2008	27

Schedule of Investments July 31, 2008	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York—139.2%
Albany, New York, IDA, Civic Facility Revenue Bonds (New Covenant Charter School Project), Series A (a):
7%, 5/01/25	$95	$73,948
7%, 5/01/35	60	45,388
Albany, New York, Municipal Water Finance Authority, Second Resolution Revenue Bonds, Series B, 5%, 12/01/33 (b)	1,000	983,000
Genesee County, New York, IDA, Civic Facility Revenue Refunding Bonds (United Memorial Medical Center Project), 5%, 12/01/27	100	82,942
Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series A:
4.50%, 2/15/47 (b)	75	65,109
5%, 2/15/47 (c)	100	95,771
Madison County, New York, IDA, Civic Facility Revenue Bonds (Colgate University Project), Series B, 5%, 7/01/23	2,000	2,041,820
Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series F, 5%, 11/15/35	250	245,235
New York City, New York, City Housing Development Corporation, M/F Housing Revenue Bonds:
AMT, Series B-1, 5.15%, 11/01/37	250	223,520
AMT, Series J-2, 4.75%, 11/01/27	500	436,300
Series A, 5.25%, 5/01/30 (d)(e)	1,000	1,007,810
New York City, New York, City IDA, PILOT Revenue Bonds:
(Queens Baseball Stadium Project), 5%, 1/01/39 (f)	250	239,082
(Queens Baseball Stadium Project), 5%, 1/01/46 (f)	400	378,060
(Yankee Stadium Project), 5%, 3/01/46 (c)	100	93,725
New York City, New York, City IDA, Revenue Bonds (IAC/InterActiveCorp Project), 5%, 9/01/35	500	406,840
New York City, New York, City IDA, Special Facility Revenue Bonds, AMT:
(American Airlines, Inc. - JFK International Airport), 7.625%, 8/01/25 (d)	950	809,666
(Continental Airlines, Inc. Project), 7.75%, 8/01/31	300	254,199
New York City, New York, City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds:
Series A, 4.25%, 6/15/33	250	226,272
Series C, 5.125%, 6/15/33	1,000	1,007,090
New York City, New York, City Municipal Water Finance Authority, Water and Sewer System, Revenue Refunding Bonds, Series B, 5%, 6/15/36 (g)	1,000	1,006,990
New York City, New York, City Transitional Finance Authority, Building Aid Revenue Refunding Bonds, Series S-1, 4.50%, 1/15/38	100	92,623
New York City, New York, City Transitional Finance Authority, Future Tax Secured Revenue Bonds, Series B, 6%, 5/15/10 (h)	1,815	1,954,755
New York City, New York, GO, Refunding, Series A:
6%, 5/15/10 (h)	990	1,066,230
6%, 5/15/30	10	10,538
New York City, New York, Sales Tax Asset Receivable Corporation Revenue Bonds, Series A, 5%, 10/15/32 (f)	2,000	2,022,180
New York Convention Center Development Corporation, New York, Revenue Bonds (Hotel Unit Fee Secured), 5%, 11/15/44 (f)	850	819,230
New York Liberty Development Corporation Revenue Bonds (National Sports Museum Project), Series A, 6.125%, 2/15/19	175	155,804

Municipal Bonds	Par (000)	Value
New York—139.2%
New York State Dormitory Authority, Hospital Revenue Bonds (Lutheran Medical Center), 5%, 8/01/31 (b)(d)	$750	$736,920
New York State Dormitory Authority, Non-State Supported Debt, Lease Revenue Bonds (Municipal Health Facilities Improvement Program), Sub-Series 2-4, 4.75%, 1/15/30	300	286,770
New York State Dormitory Authority, Non-State Supported Debt Revenue Bonds, Series B:
(Fordham University), 5%, 7/01/38 (i)	100	100,618
(Manhattan College), 5.30%, 7/01/37 (j)	150	148,896
(New York University Hospitals Center), 5.625%, 7/01/37	150	145,433
New York State Dormitory Authority, Non-State Supported Debt, Revenue Refunding Bonds (School Districts Financing Program), Series B, 5%, 4/01/36 (g)	150	151,479
New York State Dormitory Authority Revenue Bonds (University of Rochester), Series B, 5.625%, 7/01/09 (h)	500	523,300
New York State Dormitory Authority, Revenue Refunding Bonds:
(Kateri Residence), 5%, 7/01/22	1,000	1,024,450
(Mount Sinai Health), Series A, 6.50%, 7/01/25	1,000	1,025,470
(State University Educational Facilities), Series A, 5.25%, 5/15/15 (f)	1,005	1,084,626
New York State, HFA, Housing Revenue Bonds, AMT:
(Kensico Terrace Apartments), Series B, 4.95%, 2/15/38 (k)	150	125,796
(Tri-Senior Development Project), Series A, 5.40%, 11/15/42 (l)	100	90,505
New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, AMT, Series 143, 4.90%, 10/01/37	100	83,375
Port Authority of New York and New Jersey, Special Obligation Revenue Bonds (Continental Airlines, Inc. - LaGuardia Project), AMT, 9.125%, 12/01/15	955	958,486
Rochester, New York, Housing Authority, Mortgage Revenue Bonds (Andrews Terrace Apartments Project), AMT, 4.70%, 12/20/38 (e)	250	199,590
Saratoga County, New York, IDA, Civic Facility Revenue Bonds (The Saratoga Hospital Project), Series B, 5.25%, 12/01/32	100	93,485
Schenectady, New York, IDA, Civic Facility Revenue Refunding Bonds (Union College Project), 5%, 7/01/31	500	503,555
Suffolk County, New York, IDA, Continuing Care and Retirement, Revenue Refunding Bonds (Jeffersons Ferry Project), 5%, 11/01/28	115	101,982
Triborough Bridge and Tunnel Authority, New York, Revenue Refunding Bonds, Series A (b):
5%, 1/01/12 (h)	845	905,156
5%, 1/01/32	155	155,428
		24,289,447

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2008

Schedule of Investments (concluded)	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Guam—0.6%
Guam Economic Development and Commerce Authority, Tobacco Settlement Asset-Backed Revenue Refunding Bonds, 5.625%, 6/01/47	$100	$91,992
Puerto Rico—13.6%
Children’s Trust Fund Project of Puerto Rico, Tobacco Settlement Revenue Refunding Bonds, 5.625%, 5/15/43	500	460,450
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax and Capital Appreciation Revenue Bonds, Series A, 5.16%, 7/01/44 (f)(m)	395	47,787
Puerto Rico Commonwealth, Public Improvement, GO, Series A:
5%, 7/01/14 (h)	195	214,219
5%, 7/01/34	120	113,500
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Revenue Bonds (Ana G. Mendez University System Project), 5%, 3/01/26	800	736,616
Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds, Series E, 5.50%, 2/01/12 (h)	745	799,705
		2,372,277
Total Municipal Bonds (Cost—$27,037,506)—153.4%		26,753,716

Short-Term Securities	Shares	Value
CMA New York Municipal Money Fund, 1.61% (n)(o)	213,236	$213,236
Total Short-Term Securities (Cost—$213,236)—1.2%		213,236
Total Investments (Cost—$27,250,742*)—154.6%		26,966,952
Other Assets Less Liabilities—1.6%		285,133
Preferred Shares, at Redemption Value—(56.2%)		(9,803,844)
Net Assets Applicable to Common Shares—100.0%		$17,448,241

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$27,250,242
Gross unrealized appreciation	$691,769
Gross unrealized depreciation	(975,059)
Net unrealized appreciation	$(283,290)
(a)	Issuer filed for bankruptcy or is in default of interest payments.
(b)	MBIA Insured.
(c)	FGIC Insured.
(d)	FHA Insured.
(e)	GNMA Collateralized.
(f)	AMBAC Insured.
(g)	FSA Insured.
(h)	U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(i)	Assured Guaranty Insured.
(j)	Radian Insured.
(k)	SONYMA Insured.
(l)	FNMA Collateralized.
(m)	Represents a zero-coupon bond. Rate shown is the effective yield at the time of purchase.
(n)	Represents the current yield as of report date.
(o)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income
CMA New York Municipal Money Fund	105,795	$6,166

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2008	29

Schedule of Investments July 31, 2008	BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York—120.3%
Albany, New York, IDA, Civic Facility Revenue Bonds (New Covenant Charter School Project), Series A (j):
7%, 5/01/25	$910	$708,344
7%, 5/01/35	590	446,317
Dutchess County, New York, IDA, Civic Facility Revenue Refunding Bonds (Bard College), Series A-2, 4.50%, 8/01/36	7,000	6,224,960
Genesee County, New York, IDA, Civic Facility Revenue Refunding Bonds (United Memorial Medical Center Project), 5%, 12/01/27	500	414,710
Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series A:
4.50%, 2/15/47 (a)	2,900	2,517,548
5%, 2/15/47	1,000	957,710
Long Island Power Authority, New York, Electric System Revenue Refunding Bonds, Series B, 5%, 12/01/35	7,350	7,182,499
Madison County, New York, IDA, Civic Facility Revenue Bonds:
(Colgate University Project), Series B, 5%, 7/01/33	2,000	2,016,380
(Commons II LLC - Student Housing), Series A, 5%, 6/01/33 (b)	275	247,549
Metropolitan Transportation Authority, New York, Dedicated Tax Fund Revenue Refunding Bonds, Series A, 5%, 11/15/30	12,000	12,072,720
Metropolitan Transportation Authority, New York, Revenue Refunding Bonds:
Series A, 5.125%, 11/15/31	12,000	11,991,000
Series F, 5%, 11/15/35	3,000	2,942,820
New York City, New York, City IDA, PILOT Revenue Bonds:
(Queens Baseball Stadium Project), 5%, 1/01/36 (c)	4,900	4,688,516
(Queens Baseball Stadium Project), 5%, 1/01/39 (c)	1,500	1,434,495
(Queens Baseball Stadium Project), 5%, 1/01/46 (c)	250	236,287
(Yankee Stadium Project), 5%, 3/01/36 (a)	250	239,180
New York City, New York, City IDA, Parking Facility Revenue Bonds (Royal Charter Properties Inc. - The New York and Pennsylvania Hospital Leasehold Project), 5.25%, 12/15/32 (d)	1,550	1,559,626
New York City, New York, City IDA, Revenue Bonds (IAC/InterActiveCorp Project), 5%, 9/01/35	2,000	1,627,360
New York City, New York, City IDA, Special Facility Revenue Bonds, AMT:
(American Airlines, Inc. - JFK International Airport), 7.625%, 8/01/25	3,200	2,727,296
(Continental Airlines Inc. Project), 7.75%, 8/01/31	4,000	3,389,320
New York City, New York, City Municipal Water Finance Authority, Second General Resolution, Water and Sewer System Revenue Bonds, Series AA, 4.50%, 6/15/37 (a)	2,650	2,452,336
New York City, New York, City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds:
Series A, 5%, 6/15/32 (e)	4,000	4,010,360
Series A, 4.25%, 6/15/39 (d)	1,250	1,110,437
Series D, 5%, 6/15/38	500	503,205
New York City, New York, City Municipal Water Finance Authority, Water and Sewer System, Revenue Refunding Bonds:
Series C, 5%, 6/15/32	6,500	6,515,145
Series D, 5%, 6/15/39	5,000	5,019,350
New York City, New York, City Transitional Finance Authority, Building Aid Revenue Bonds, Series S-2, 4.25%, 1/15/34 (e)	1,700	1,506,761

	Par
Municipal Bonds	(000)	Value
New York (continued)
New York City, New York, City Transitional Finance Authority, Building Aid Revenue Refunding Bonds, Series S-1, 4.50%, 1/15/38	$750	$694,673
New York City, New York, City Transitional Finance Authority, Future Tax Secured Revenue Bonds, Series C, 5%, 5/01/09 (f)	1,495	1,547,968
New York City, New York, GO:
Series C, 5.375%, 3/15/12 (f)	6,000	6,531,480
Series D, 5.375%, 6/01/12 (f)	2,200	2,404,204
Series D, 5.375%, 6/01/32	4,000	4,060,640
New York City, New York, IDA, Civic Facility Revenue Bonds (Marymount School of New York Project) (g):
5.125%, 9/01/21	750	709,582
5.25%, 9/01/31	2,000	1,777,260
New York City, New York, IDA, Civic Facility Revenue Refunding Bonds (Polytechnic University), 5.25%, 11/01/37 (g)	2,400	2,064,936
New York City, New York, IDA, Special Airport Facility Revenue Bonds (Aero JFK I, LLC Project), AMT, Series A, 5.50%, 7/01/28	12,000	10,001,160
New York Convention Center Development Corporation, New York, Revenue Bonds (Hotel Unit Fee Secured), 5%, 11/15/44 (c)	8,410	8,105,558
New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, 6%, 6/01/43	6,700	6,565,129
New York Liberty Development Corporation Revenue Bonds:
(Goldman Sachs Headquarters), 5.25%, 10/01/35	7,000	7,152,950
(National Sports Museum Project), Series A, 6.125%, 2/15/19	1,740	1,549,139
New York State Dormitory Authority, Mental Health Services Facilities Improvement, Revenue Bonds, Series B, 5%, 2/15/35 (c)	4,855	4,871,022
New York State Dormitory Authority, Non-State Supported Debt, Lease Revenue Bonds (Municipal Health Facilities Improvement Program), Sub-Series 2-4, 4.75%, 1/15/30	2,600	2,485,340
New York State Dormitory Authority, Non-State Supported Debt Revenue Bonds Series B:
(Fordham University), 5%, 7/01/38 (h)	750	754,635
(Manhattan College), 5.30%, 7/01/37 (i)	500	496,320
(New York University Hospitals Center), 5.625%, 7/01/37	530	513,862

New York State Dormitory Authority, Non-State Supported Debt, Revenue Refunding Bonds:
(Mount Sinai-NYU Medical Center Health System), Series C, 5.50%, 7/01/26	3,000	2,942,940
(Mount Sinai School of Medicine of New York University), 5%, 7/01/35 (a)	1,000	979,670
(School District Financing Program), Series A, 5%, 10/01/35 (d)	395	399,369
(School District Financing Program), Series B, 5%, 4/01/36 (d)	1,040	1,050,254
New York State Dormitory Authority Revenue Bonds:
(New School University), 5%, 7/01/41 (a)	9,000	8,781,030
(New York University), Series 2, 5%, 7/01/41 (c)	5,000	5,002,450
(North Shore - Long Island Jewish Health System), 5.50%, 5/01/13 (f)	2,000	2,225,620
New York State, HFA, M/F Housing Revenue Bonds (Kensico Terrace Apartments), AMT, Series B, 4.95%, 2/15/38	845	708,651

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2008

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (concluded)
Port Authority of New York and New Jersey, Special Obligation Revenue Bonds, AMT:
(Continental Airlines, Inc. - LaGuardia Project), 9.125%, 12/01/15	$8,815	$8,847,175
(JFK International Air Terminal), Series 6, 5.75%, 12/01/22 (a)	7,000	6,925,380
Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Revenue Bonds, Series A, 5.75%, 6/01/43	2,500	2,360,275
Rockland Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Revenue Bonds, 5.75%, 8/15/43	5,000	4,720,400
Suffolk County, New York, IDA, Continuing Care and Retirement, Revenue Refunding Bonds (Jeffersons Ferry Project), 5%, 11/01/28	1,175	1,041,990
Suffolk County, New York, IDA, IDR (Keyspan-Port Jefferson), AMT, 5.25%, 6/01/27	7,000	6,569,360
TSASC, Inc., New York, TFABS, Series 1 (f):
6.375%, 7/15/09	2,000	2,110,760
5.75%, 7/15/12	5,000	5,521,950
Westchester County, New York, IDA, Civic Facilities Revenue Bonds (Windward School Civic Facility), 5.25%, 10/01/31 (i)	2,500	2,246,575
Westchester Tobacco Asset Securitization Corporation, New York, Revenue Bonds, 6.75%, 7/15/10 (f)	2,000	2,190,920
		211,652,858
Multi-State—12.1%
Charter Mac Equity Issuer Trust (k)(l):
6.30%, 6/30/49	6,000	6,183,300
6.80%, 11/30/50	5,500	5,889,565
MuniMae TE Bond Subsidiary LLC (k)(l):
6.30%, 6/30/49	6,000	6,117,420
6.80%, 6/30/50	3,000	3,134,430
		21,324,715

	Par
Municipal Bonds	(000)	Value
Puerto Rico—13.2%
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Senior Lien Revenue Bonds, Series A, 6%, 7/01/38	$2,000	$2,087,980
Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series VV, 5.25%, 7/01/29 (a)	500	514,765
Puerto Rico Public Buildings Authority, Government Facilities Revenue Refunding Bonds, Series D:
5.25%, 7/01/12 (f)	4,400	4,707,692
5.25%, 7/01/36	1,600	1,561,008
Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds, Series E (f):
5.70%, 2/01/10	6,000	6,297,480
5.50%, 2/01/12	7,475	8,023,889
		23,192,814
Total Municipal Bonds—145.6%		256,170,387

Municipal Bonds Transferred to
Tender Option Bond Trusts (m)
New York
New York State Mortgage Agency Revenue Bonds, AMT:
Series 41-B, 5.30%, 10/1/2031	15,500	14,239,968
Series 101, 5.40%, 4/01/32	5,338	4,966,641
Total Municipal Bonds Transferred to Tender Option Bond Trusts—10.9%		19,206,609
Total Long-Term Investments
(Cost–$280,939,427)–156.5%		275,376,996

Short-Term Securities	Shares
CMA New York Municipal Money Fund, 1.61% (n)(o)	4,608,530	4,608,530
Total Short-Term Securities (Cost—$4,608,530)—2.6%		4,608,530
Total Investments (Cost—$ 285,547,957*)—159.1%		279,985,526
Other Assets Less Liabilities—3.3%		5,744,730
Liability for Trust Certificates, Including Interest Expense and Fees Payable—(7.9%)		(13,929,963)
Preferred Shares, at Redemption Value—(54.5%)		(95,873,290)
Net Assets Applicable to Common Shares—100.0%		$175,927,003

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$270,984,958
Gross unrealized appreciation	$5,908,209
Gross unrealized depreciation	(10,795,145)
Net unrealized depreciation	$(4,886,936)

(a)	MBIA Insured.
(b)	CIFG Insured.
(c)	AMBAC Insured.
(d)	FSA Insured.
(e)	FGIC Insured.
(f)	U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)	ACA Insured.
(h)	Assured Guaranty Insured.
(i)	Radian Insured.
(j)	Issuer filed for bankruptcy or is in default of interest payments.
(k)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at maturity.

(l)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicated, these securities are considered to be liquid.

(m)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(n)	Represents the current yield as of report date.
(o)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income
CMA New York Municipal Money Fund	4,561,647	$66,868

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2008	31

Statements of Assets and Liabilities

July 31, 2008	BlackRock California Investment Quality Municipal Trust Inc. (RAA)	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Investment Quality Municipal Trust (RFA)	BlackRock Florida Municipal Income Trust (BBF)	BlackRock Florida Municipal 2020 Term Trust (BFO)
Assets
Investments at value – unaffiliated[1]	$19,664,780	$322,572,473	$21,677,718	$142,195,931	$125,886,782
Investments at value – affiliated[2]	532,136	17,456,136	519,263	6,503,333	402,546
Cash	66,983	—	82,324	2,602	77,151
Investments sold receivable	10,750	—	5,062	4,343,614	160,000
Interest receivable	328,107	5,061,362	258,038	1,821,402	1,595,121
Dividends receivable	24	173	37	111	48
Other assets	4,618	33,369	4,843	12,337	5,553
Prepaid expenses	2,337	34,367	2,537	15,351	11,732
Total assets	20,609,735	345,157,880	22,549,822	154,894,681	128,138,933

Accrued Liabilities
Unrealized depreciation on forward interest rate swaps	—	—	31,016	—	—
Bank overdraft	—	76,742	—	—	—
Investments purchased payable	—	—	—	2,476,641	—
Interest expense and fees payable	2,150	104,523	4,996	26,800	18,546
Income dividends payable – Common Shares	46,833	1,032,505	50,156	487,370	283,669
Investment advisory fees payable	5,945	126,068	6,440	56,255	54,315
Administration fees payable	1,750	—	1,914	—	—
Officer’s and Trustees’ fees payable	5,078	34,853	5,158	13,152	6,050
Other affiliates payable	—	3,380	—	1,491	1,249
Other accrued expenses payable	59,249	120,116	59,702	94,804	103,210
Total accrued liabilities	121,005	1,498,187	159,382	3,156,513	467,039

Other Liabilities
Trust certificates[3]	669,550	31,044,488	1,389,526	8,002,206	6,007,925
Total Liabilities	790,555	32,542,675	1,548,908	11,158,719	6,474,964

Preferred Shares at Redemption Value
Preferred Shares at $0.001 par value per share at $25,000 per share liquidation preference[4]	6,825,640	100,944,312	7,129,811	49,559,511	42,916,826
Net Assets Applicable to Common Shares	$12,993,540	$211,670,893	$13,871,103	$94,176,451	$78,747,143

Net Assets Applicable to Common Shareholders Consist of
Common Shares, par value[5]	$10,072	$15,139	$11,271	$6,688	$5,562
Paid-in capital in excess of par	13,393,656	215,000,612	15,001,008	94,901,784	78,885,738
Undistributed (distributions in excess of) net investment income	(10,829)	2,700,372	17,338	743,165	714,465
Accumulated net realized gain (loss)	(114,745)	(5,715,902)	(533,396)	(2,193,323)	43,162
Net unrealized appreciation/depreciation	(284,614)	(329,328)	(625,118)	718,137	(901,784)
Net assets applicable to Common Shareholders	$12,993,540	$211,670,893	$13,871,103	$94,176,451	$78,747,143
Net asset value per common share[6]	$12.90	$13.98	$12.31	$14.08	$14.16
[1]Investments at cost – unaffiliated	$19,949,394	$322,901,801	$22,271,820	$141,477,794	$126,788,566
[2]Investments at cost – affiliated	$532,136	$17,456,136	$519,263	$6,503,333	$402,546
[3]Represents short-term floating rate certificates issued by tender option bond trusts.
[4]Preferred Shares outstanding	273	4,036	285	1,982	1,716
[5]Par value per share	$0.01	$0.001	$0.01	$0.001	$0.001
[6]Common Shares outstanding	1,007,166	15,139,369	1,127,093	6,688,170	5,562,128

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2008

July 31, 2008	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)	BlackRock New York Municipal Income Trust (BNY)
Assets
Investments at value – unaffiliated[1]	$19,329,927	$168,191,023	$26,753,716	$275,376,996
Investments at value – affiliated[2]	416,331	1,497,770	213,236	4,608,530
Cash	45,339	5,223	94,850	—
Investments sold receivable	—	10,000	—	3,400,709
Interest receivable	177,168	1,457,058	328,503	3,593,180
Dividends receivable	36	—	30	121
Other assets	6,810	14,269	4,710	23,501
Prepaid expenses	2,301	17,426	3,167	28,651
Total assets	19,977,912	171,192,769	27,398,212	287,031,688

Accrued Liabilities
Unrealized depreciation on forward interest rate swaps	—	—	—	—
Bank overdraft	—	—	—	104,904
Investments purchased payable	—	—	—	—
Interest expense and fees payable	911	6,964	—	42,459
Income dividends payable – Common Shares	52,022	584,499	76,339	955,241
Investment advisory fees payable	5,719	65,101	8,011	108,785
Administration fees payable	1,694	—	2,328	—
Officer’s and Trustees’ fees payable	7,200	15,021	5,059	25,792
Other affiliates payable	—	1,693	—	2,829
Other accrued expenses payable	63,245	87,401	54,390	103,881
Total accrued liabilities	130,791	760,679	146,127	1,343,891

Other Liabilities
Trust certificates[3]	420,000	3,320,000	—	13,887,504
Total Liabilities	550,791	4,080,679	146,127	15,231,395

Preferred Shares at Redemption Value
Preferred Shares at $0.001 par value per share at $25,000 per share liquidation preference[4]	7,076,358	60,516,509	9,803,844	95,873,290
Net Assets Applicable to Common Shares	$12,350,763	$106,595,581	$17,448,241	$175,927,003

Net Assets Applicable to Common Shareholders Consist of
Common Shares, par value[5]	$10,121	$7,532	$13,117	$12,679
Paid-in capital in excess of par	13,151,739	107,093,555	17,718,414	180,092,930
Undistributed (distributions in excess of) net investment income	96,556	2,016,467	56,130	3,705,423
Accumulated net realized gain (loss)	(306,699)	(1,291,620)	(55,630)	(2,321,598)
Net unrealized appreciation/depreciation	(600,954)	(1,230,353)	(283,790)	(5,562,431)
Net assets applicable to Common Shareholders	$12,350,763	$106,595,581	$17,448,241	$175,927,003
Net asset value per common share[6]	$12.20	$14.15	$13.30	$13.88
[1]Investments at cost – unaffiliated	$19,930,881	$169,421,376	$27,037,506	$280,939,427
[2]Investments at cost – affiliated	$416,331	$1,497,770	$213,236	$4,608,530
[3]Represents short-term floating rate certificates issued by tender option bond trusts.
[4]Preferred Shares outstanding	283	2,419	392	3,834
[5]Par value per share	$0.01	$0.001	$0.01	$0.001
[6]Common Shares outstanding	1,012,105	7,532,203	1,311,673	12,679,232

ANNUAL REPORT	JULY 31, 2008	33

Statements of Operations

	BlackRock California Investment Quality Municipal Trust Inc. (RAA)		BlackRock California Municipal Income Trust (BFZ)
	Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007	Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007
Investment Income
Interest	$760,552	$1,023,350	$13,721,313	$18,329,741
Income from affiliates	15,393	18,067	317,754	148,686
Total income	775,945	1,041,417	14,039,067	18,478,427

Expenses[1]
Investment advisory	55,117	76,208	1,580,132	2,178,998
Commissions for Preferred Shares	13,828	23,265	241,933	335,151
Accounting services	3,199	—	28,723	—
Professional	52,726	30,806	81,664	70,133
Transfer agent	8,313	11,786	17,484	13,554
Registration	401	310	—	5,251
Printing	4,421	5,461	6,885	35,657
Officer and Trustees	847	5,640	13,360	33,023
Custodian	3,198	16,649	15,890	71,487
Administration	15,740	21,774	—	—
Miscellaneous	16,018	18,581	—	55,322
Total expenses excluding interest expense and fees	173,808	210,480	1,986,071	2,798,576
Interest expense and fees[2]	2,551	—	119,415	1,206
Total expenses	176,359	210,480	2,105,486	2,799,782
Less fees waived by advisor	(2,992)	(1,749)	(465,656)	(694,114)
Less fees paid indirectly	(3)	(9,987)	(35)	(9,094)
Total expenses after waiver and fees paid indirectly	173,364	198,744	1,639,795	2,096,574
Net investment income	602,581	842,673	12,399,272	16,381,853

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(109,585)	(29,611)	1,644,668	2,333,242
Swaps	—	21,731	—	(1,827,079)
	(109,585)	(7,880)	1,644,668	506,163
Net change in unrealized appreciation/depreciation on:
Investments	(846,985)	(582,095)	(15,257,013)	(12,016,581)
Swaps	—	—	—	1,852,642
	(846,985)	(582,095)	(15,257,013)	(10,163,939)
Total realized and unrealized loss	(956,570)	(589,975)	(13,612,345)	(9,657,776)

Dividends and Distributions to Preferred Shareholders From
Net investment income	(177,511)	(240,350)	(3,277,663)	(4,587,525)
Net realized gain	—	(16,752)	—	—
	(177,511)	(257,102)	(3,277,663)	(4,587,525)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$(531,500)	$(4,404)	$(4,490,736)	$2,136,552
1	Prior year presentation has been changed to match current year groupings for certain line items.
2	Related to tender option bond trusts.

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2008

	BlackRock Florida Investment Quality Municipal Trust (RFA)		BlackRock Florida Municipal Income Trust (BBF)		BlackRock Florida Municipal 2020 Term Trust (BFO)		BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)
	Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007	Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007	Period January 1, 2008 to July 31, 2008	Year Ended December 31, 2007	Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007
Investment Income
Interest	$868,673	$1,145,830	$6,096,777	$8,112,052	$3,783,246	$6,469,977	$855,136	$1,110,861
Income from affiliates	10,448	11,047	51,403	64,503	2,383	865	9,700	5,068
Total income	879,121	1,156,877	6,148,180	8,176,555	3,785,629	6,470,842	864,836	1,115,929

Expenses[1]
Investment advisory	60,222	84,313	696,110	959,889	376,784	659,883	53,722	75,762
Commissions for Preferred Shares	15,217	25,765	107,797	147,633	66,975	130,485	13,863	23,265
Accounting services	3,272	—	16,943	—	10,889	—	3,349	—
Professional	53,492	30,848	78,018	53,316	86,382	51,854	57,631	30,319
Transfer agent	8,692	9,102	7,998	13,078	8,571	13,069	10,536	9,406
Registration	295	348	4,053	8,202	8,811	9,379	238	310
Printing	5,696	6,201	5,198	19,887	—	17,385	5,429	7,287
Officer and Trustees	—	5,835	7,144	14,317	—	11,612	590	6,930
Custodian	3,062	18,606	9,966	56,145	444	42,159	3,407	15,619
Administration	17,195	24,090	—	—	—	—	15,344	21,646
Miscellaneous	14,710	18,811	6,753	35,099	—	30,762	30,541	18,585
Total expenses excluding interest expense and fees	181,853	223,919	939,980	1,307,566	558,856	966,588	194,650	209,129
Interest expense and fees[2]	5,740	—	31,211	—	22,393	—	1,628	—
Total expenses	187,593	223,919	971,191	1,307,566	581,249	966,588	196,278	209,129
Less fees waived by advisor	(2,387)	(1,608)	(185,646)	(309,628)	(646)	(2)	(2,400)	(634)
Less fees paid indirectly	(33)	(6,211)	(196)	(10,561)	(5)	(5,779)	(47)	(10,208)
Total expenses after waiver and fees paid indirectly	185,173	216,100	785,349	987,377	580,598	960,807	193,831	198,287
Net investment income	693,948	940,777	5,362,831	7,189,178	3,205,031	5,510,035	671,005	917,642

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(282,100)	(155,767)	(970,330)	322,068	43,162	1,372,915	(215,420)	(55,198)
Swaps	(114,029)	18,500	—	(748,776)	—	172,757	(36,213)	—
	(396,129)	(137,267)	(970,330)	(426,708)	43,162	1,545,672	(251,633)	(55,198)
Net change in unrealized appreciation/depreciation on:
Investments	(870,313)	(640,194)	(5,046,482)	(3,477,675)	(3,498,822)	(4,046,910)	(1,006,647)	(650,877)
Swaps	(11,758)	(19,258)	—	694,636	—	25,538	—	—
	(882,071)	(659,452)	(5,046,482)	(2,783,039)	(3,498,822)	(4,021,372)	(1,006,647)	(650,877)
Total realized and unrealized loss	(1,278,200)	(796,719)	(6,016,812)	(3,209,747)	(3,455,660)	(2,475,700)	(1,258,280)	(706,075)

Dividends and Distributions to Preferred Shareholders From
Net investment income	(223,179)	(292,680)	(1,449,340)	(2,093,225)	(912,876)	(1,722,437)	(184,793)	(236,547)
Net realized gain	—	(42,977)	—	—	—	(104,875)	—	(17,621)
	(223,179)	(335,657)	(1,449,340)	(2,093,225)	(912,876)	(1,827,312)	(184,793)	(254,168)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$(807,431)	$(191,599)	$(2,103,321)	$1,886,206	$(1,163,505)	$1,207,023	$(772,068)	$(42,601)

ANNUAL REPORT	JULY 31, 2008	35

Statements of Operations

	BlackRock New Jersey Municipal Income Trust (BNJ)		BlackRock New York Investment Quality Municipal Trust Inc. (RNY)
	Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007	Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007
Investment Income
Interest	$7,494,098	$9,661,951	$1,087,752	$1,474,103
Income from affiliates	53,854	24,134	6,357	7,970
Total income	7,547,952	9,686,085	1,094,109	1,482,073

Expenses[1]
Investment advisory	789,030	1,098,989	73,378	101,953
Commissions for Preferred Shares	119,015	162,829	18,067	29,004
Accounting services	24,297	—	3,466	—
Professional	74,116	53,610	52,873	30,907
Transfer agent	12,154	13,426	10,398	9,544
Registration	4,160	8,498	330	404
Printing	13,428	24,248	6,261	9,103
Officer and Trustees	5,709	16,623	62	5,987
Custodian	10,765	58,705	5,757	16,834
Administration	—	—	20,965	29,130
Miscellaneous	16,944	37,197	21,724	17,194
Total expenses excluding interest expense and fees	1,069,618	1,474,125	213,281	250,060
Interest expense and fees[2]	12,971	—	—	—
Total expenses	1,082,589	1,474,125	213,281	250,060
Less fees waived by advisor	(210,463)	(347,031)	(1,399)	(917)
Less fees paid indirectly	(58)	(12,211)	(9)	(8,839)
Total expenses after waiver and fees paid indirectly	872,068	1,114,883	211,873	240,304
Net investment income	6,675,884	8,571,202	882,236	1,241,769

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(17,020)	368,596	(59,470)	174,369
Futures and Swaps	(49,288)	(983,865)	3,840	—
	(66,308)	(615,269)	(55,630)	174,369
Net change in unrealized appreciation/depreciation on:
Investments	(9,363,160)	(5,941,834)	(1,113,273)	(959,807)
Swaps	729	844,171	—	—
	(9,362,431)	(5,097,663)	(1,113,273)	(959,807)
Total realized and unrealized loss	(9,428,739)	(5,712,932)	(1,168,903)	(785,438)

Dividends and Distributions to Preferred Shareholders From
Net investment income	(1,636,690)	(2,223,503)	(201,030)	(332,059)
Net realized gain	—	—	(48,505)	(8,495)
	(1,636,690)	(2,223,503)	(249,535)	(340,554)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$(4,389,545)	$634,767	$(536,202)	$115,777
1	Prior year presentation has been changed to match current year groupings for certain line items.
2	Related to tender option bond trusts.

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2008

	BlackRock New York Municipal Income Trust (BNY)
	Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007
Investment Income
Interest	$12,224,018	$15,904,487
Income from affiliates	67,831	49,206
Total income	12,291,849	15,953,693

Expenses[1]
Investment advisory	1,322,631	1,833,107
Commissions for Preferred Shares	205,754	281,541
Accounting services	32,840	—
Professional	70,846	69,509
Transfer agent	12,183	13,817
Registration	4,181	5,841
Printing	19,786	38,856
Officer and Trustees	14,704	27,865
Custodian	14,535	65,581
Administration	—	—
Miscellaneous	916	49,321
Total expenses excluding interest expense and fees	1,698,376	2,385,438
Interest expense and fees[2]	50,544	—
Total expenses	1,748,920	2,385,438
Less fees waived by advisor	(345,860)	(578,883)
Less fees paid indirectly	(868)	(10,382)
Total expenses after waiver and fees paid indirectly	1,402,192	1,796,173
Net investment income	10,889,657	14,157,520

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,008,498)	754,099
Futures and Swaps	(584,027)	(1,286,869)
	(1,592,525)	(532,770)
Net change in unrealized appreciation/depreciation on:
Investments	(13,362,516)	(9,487,198)
Swaps	2,826	1,193,186
	(13,359,690)	(8,294,012)
Total realized and unrealized loss	(14,952,215)	(8,826,782)

Dividends and Distributions to Preferred Shareholders From
Net investment income	(2,666,298)	(3,596,912)
Net realized gain	—	—
	(2,666,298)	(3,596,912)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$(6,728,856)	$1,733,826

ANNUAL REPORT	JULY 31, 2008	37

Statements of Changes in Net Assets
	BlackRock California Investment Quality Municipal Trust Inc. (RAA)
	Period November 1, 2007 to	Year Ended October 31,
Increase (Decrease) in Net Assets:	July 31, 2008	2007	2006
Operations
Net investment income	$602,581	$842,673	$877,154
Net realized gain (loss)	(109,585)	(7,880)	78,405
Net change in unrealized appreciation/depreciation	(846,985)	(582,095)	430,243
Dividends and distributions to Preferred Shareholders from:
Net investment income	(177,511)	(240,350)	(215,916)
Net realized gain	—	(16,752)	—
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(531,500)	(4,404)	1,169,886

Dividends and Distributions to Common Shareholders From
Net investment income	(432,060)	(602,846)	(853,209)
Net realized gain	—	(51,877)	—
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(432,060)	(654,723)	(853,209)

Capital Share Transactions
Reinvestment of common dividends	943	—	—

Net Assets Applicable to Common Shares
Total increase (decrease) in net assets applicable to Common Shares	(962,617)	(659,127)	316,677
Beginning of period	13,956,157	14,615,284	14,298,607
End of period	$12,993,540	$13,956,157	$14,615,284
End of period undistributed (distributions in excess of) net investment income	$(10,829)	$(3,826)	$(596)

	BlackRock Florida Municipal Income Trust (BBF)
	Period November 1, 2007 to	Year Ended October 31,
Increase (Decrease) in Net Assets:	July 31, 2008	2007	2006
Operations
Net investment income	$5,362,831	$7,189,178	$7,369,362
Net realized gain (loss)	(970,330)	(426,708)	1,156,069
Net change in unrealized appreciation/depreciation	(5,046,482)	(2,783,039)	591,321
Dividends and distributions to Preferred Shareholders from:
Net investment income	(1,449,340)	(2,093,225)	(1,810,602)
Net realized gain	—	—	—
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(2,103,321)	1,886,206	7,306,150

Dividends and Distributions to Common Shareholders From
Net investment income	(4,401,018)	(6,035,745)	(6,019,766)
Net realized gain	—	—	—
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(4,401,018)	(6,035,745)	(6,019,766)

Capital Share Transactions
Reinvestment of common dividends	117,011	262,307	221,091

Net Assets Applicable to Common Shares
Total increase (decrease) in net assets applicable to Common Shares	(6,387,328)	(3,887,232)	1,507,475
Beginning of period	100,563,779	104,451,011	102,943,536
End of period	$94,176,451	$100,563,779	$104,451,011
End of period undistributed net investment income	$743,165	$1,230,692	$2,170,518

38	ANNUAL REPORT	JULY 31, 2008

	BlackRock California Municipal Income Trust (BFZ)			BlackRock Florida Investment Quality Municipal Trust (RFA)
	Period November 1,			Period November 1,
	2007 to	Year Ended October 31,		2007 to	Year Ended October 31,
Increase (Decrease) in Net Assets:	July 31, 2008	2007	2006	July 31, 2008	2007	2006
Operations
Net investment income	$12,399,272	$16,381,853	$16,761,247	$693,948	$940,777	$923,461
Net realized gain (loss)	1,644,668	506,163	2,216,392	(396,129)	(137,267)	265,765
Net change in unrealized appreciation/depreciation	(15,257,013)	(10,163,939)	7,064,059	(882,071)	(659,452)	186,488
Dividends and distributions to Preferred Shareholders from:
Net investment income	(3,277,663)	(4,587,525)	(3,954,681)	(223,179)	(292,680)	(236,669)
Net realized gain	—	—	—	—	(42,977)	(54,375)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(4,490,736)	2,136,552	22,087,017	(807,431)	(191,599)	1,084,670

Dividends and Distributions to Common Shareholders From

Net investment income	(10,463,776)	(13,751,528)	(13,697,832)	(455,346)	(674,882)	(957,322)
Net realized gain	—	—	—	—	(53,470)	(287,688)
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(10,463,776)	(13,751,528)	(13,697,832)	(455,346)	(728,352)	(1,245,010)

Capital Share Transactions
Reinvestment of common dividends	686,118	981,552	711,184	—	—	—

Net Assets Applicable to Common Shares
Total increase (decrease) in net assets applicable to Common Shares	(14,268,394)	(10,633,424)	9,100,369	(1,262,777)	(919,951)	(160,340)
Beginning of period	225,939,287	236,572,711	227,472,342	15,133,880	16,053,831	16,214,171
End of period	$211,670,893	$225,939,287	$236,572,711	$13,871,103	$15,133,880	$16,053,831
End of period undistributed (distributions in excess of) net investment income	$2,700,372	$4,037,754	$5,994,975	$17,338	$1,915	$28,700

	BlackRock Florida Municipal 2020 Term Trust (BFO)			BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)
	Period January 1, 2007 to	Year Ended December 31,		Period November 1, 2007 to	Year Ended October 31,
Increase (Decrease) in Net Assets:	July 31, 2008	2007	2006	July 31, 2008	2007	2006
Operations
Net investment income	$3,205,031	$5,510,035	$5,443,714	$671,005	$917,642	$856,791
Net realized gain (loss)	43,162	1,545,672	(166,879)	(251,633)	(55,198)	120,175
Net change in unrealized appreciation/depreciation	(3,498,822)	(4,021,372)	1,470,465	(1,006,647)	(650,877)	222,494
Dividends and distributions to Preferred Shareholders from:
Net investment income	(912,876)	(1,722,437)	(1,635,635)	(184,793)	(236,547)	(204,250)
Net realized gain	—	(104,875)	—	—	(17,621)	(25,877)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(1,163,505)	1,207,023	5,111,665	(772,068)	(42,601)	969,333

Dividends and Distributions to Common Shareholders From
Net investment income	(1,985,680)	(3,404,022)	(3,686,996)	(614,432)	(830,797)	(847,505)
Net realized gain	—	(206,833)	—	—	(38,111)	(126,529)
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(1,985,680)	(3,610,855)	(3,686,996)	(614,432)	(868,908)	(974,034)

Capital Share Transactions
Reinvestment of common dividends	—	—	—	43,041	29,674	—

Net Assets Applicable to Common Shares
Total increase (decrease) in net assets applicable to Common Shares	(3,149,185)	(2,403,832)	1,424,669	(1,343,459)	(881,835)	(4,701)
Beginning of period	81,896,328	84,300,160	82,875,491	13,694,222	14,576,057	14,580,758
End of period	$78,747,143	$81,896,328	$84,300,160	$12,350,763	$13,694,222	$14,576,057
End of period undistributed net investment income	$714,465	$414,384	$50,521	$96,556	$224,395	$374,229

ANNUAL REPORT	JULY 31, 2008	39

Statements of Changes in Net Assets

	BlackRock New Jersey Municipal Income Trust (BNJ)
	Period November 1, 2007 through	Year Ended October 31,
Increase (Decrease) in Net Assets:	July 31, 2008	2007	2006
Operations
Net investment income	$6,675,884	$8,571,202	$8,743,414
Net realized gain (loss)	(66,308)	(615,269)	1,477,938
Net change in unrealized appreciation/depreciation	(9,362,431)	(5,097,663)	2,392,840
Dividends and distributions to Preferred Shareholders from:
Net investment income	(1,636,690)	(2,223,503)	(1,946,877)
Net realized gain	—	—	—
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(4,389,545)	634,767	10,667,315

Dividends and Distributions to Common Shareholders From
Net investment income	(5,666,616)	(7,148,582)	(7,110,417)
Net realized gain	—	—	—
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(5,666,616)	(7,148,582)	(7,110,417)

Capital Share Transactions
Reinvestment of common dividends	499,535	679,024	690,656

Net Assets Applicable to Common Shares
Total increase (decrease) in net assets applicable to Common Shares	(9,556,626)	(5,834,791)	4,247,554
Beginning of period	116,152,207	121,986,998	117,739,444
End of period	$106,595,581	$116,152,207	$121,986,998
End of period undistributed net investment income	$2,016,467	$2,639,891	$3,440,789

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2008

	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)			BlackRock New York Municipal Income Trust (BNY)
	Period November 1, 2007 through	Year Ended October 31,		Period November 1, 2007 through	Year Ended October 31,
Increase (Decrease) in Net Assets:	July 31, 2008	2007	2006	July 31, 2008	2007	2006
Operations
Net investment income	$882,236	$1,241,769	$1,265,857	$10,889,657	$14,157,520	$14,267,470
Net realized gain (loss)	(55,630)	174,369	87,630	(1,592,525)	(532,770)	1,763,256
Net change in unrealized appreciation/depreciation	(1,113,273)	(959,807)	395,405	(13,359,690)	(8,294,012)	4,045,210
Dividends and distributions to Preferred Shareholders from:
Net investment income	(201,030)	(332,059)	(276,400)	(2,666,298)	(3,596,912)	(3,294,504)
Net realized gain	(48,505)	(8,495)	(20,219)	—	—	—
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(536,202)	115,777	1,452,273	(6,728,856)	1,733,826	16,781,432

Dividends and Distributions to Common Shareholders From
Net investment income	(771,183)	(1,114,664)	(1,146,975)	(8,970,500)	(11,399,449)	(11,347,915)
Net realized gain	(133,308)	(17,872)	(109,330)	—	—	—
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(904,491)	(1,132,536)	(1,256,305)	(8,970,500)	(11,399,449)	(11,347,915)

Capital Share Transactions
Reinvestment of common dividends	40,519	26,224	—	664,800	910,003	826,411

Net Assets Applicable to Common Shares
Total increase (decrease) in net assets applicable to Common Shares	(1,400,174)	(990,535)	195,968	(15,034,556)	(8,755,620)	6,259,928
Beginning of period	18,848,415	19,838,950	19,642,982	190,961,559	199,717,179	193,457,251
End of period	$17,448,241	$18,848,415	$19,838,950	$175,927,003	$190,961,559	$199,717,179
End of period undistributed net investment income	$56,130	$146,107	$358,505	$3,705,423	$4,448,108	$5,287,790

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2008	41

Financial Highlights	BlackRock California Investment Quality Municipal Trust Inc. (RAA)

	Period November 1, 2007 to July 31, 2008	Year Ended October 31,
		2007	2006	2005	2004	2003
Per Common Share Operating Performance
Net asset value, beginning of period	$13.86	$14.51	$14.20	$14.43	$14.56	$14.81
Net investment income	0.60 [1]	0.84	0.87	0.78	0.92	1.05
Net realized and unrealized gain (loss)	(0.95)	(0.58)	0.50	(0.03)	(0.09)	(0.41)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.18)	(0.24)	(0.21)	(0.13)	(0.06)	(0.06)
Net realized gain	—	(0.02)	—	—	—	—
Net increase (decrease) from investment operations	(0.53)	—	1.16	0.62	0.77	0.58
Dividends and distributions to Common Shareholders from:
Net investment income	(0.43)	(0.60)	(0.85)	(0.85)	(0.85)	(0.83)
Net realized gain	—	(0.05)	—	—	(0.05)	—
Total dividends and distributions	(0.43)	(0.65)	(0.85)	(0.85)	(0.90)	(0.83)
Net asset value, end of period	$12.90	$13.86	$14.51	$14.20	$14.43	$14.56
Market price, end of period	$11.96	$12.57	$15.80	$15.75	$14.30	$14.03

Total Investment Return[2]
Based on net asset value	(3.68)%[3]	0.01%	7.87%	4.32%	5.77%	4.43%
Based on market value	(1.53)%[3]	(16.71)%	5.90%	16.76%	8.78%	11.38%

Ratios to Average Net Assets Applicable to Common Shares
Total expenses after waiver and fees paid indirectly and excluding interest expense and fees[4,5]	1.56%[6]	1.39%	1.41%	1.35%	1.35%	1.40%
Total expenses after waiver and fees paid indirectly[5]	1.59%[6]	1.39%	1.41%	1.35%	1.35%	1.40%
Total expenses after waiver and before fees paid indirectly[5]	1.59%[6]	1.46%	1.50%	1.39%	1.40%	1.40%
Total expenses[5]	1.62%[6]	1.47%	1.50%	1.39%	1.40%	1.40%
Net investment income[5]	6.00%[6]	5.90%	6.11%	5.38%	6.37%	7.17%
Dividends paid to Preferred Shareholders	1.74%[6]	1.68%	1.50%	0.88%	0.42%	0.44%
Net investment income available to Common Shareholders	4.26%[6]	4.22%	4.61%	4.50%	5.95%	6.73%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$12,994	$13,956	$14,615	$14,299	$14,529	$14,665
Preferred Shares outstanding at liquidation preference, end of period (000)	$6,825	$7,500	$7,500	$7,500	$7,500	$7,500
Portfolio turnover	14%	38%	49%	20%	15%	6%
Asset coverage per Preferred Share, end of period	$72,598	$71,534	$73,731	$72,671	$73,433	$73,886
1	Based on average shares outstanding.
2

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

3	Aggregate total investment return.
4	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
5	Do not reflect the effect of dividends to Preferred Shareholders.
6

Annualized. Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses after waiver and fees paid indirectly and excluding interest expense and fees, total expenses after waiver and fees paid indirectly, total expenses after waiver and before fees paid indirectly, total expenses, net investment income and net investment income available to Common Shareholders would have been 1.67%, 1.70%, 1.70%, 1.73%, 5.90% and 4.16%, respectively.

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2008

Financial Highlights	BlackRock California Municipal Income Trust (BFZ)

	Period November 1, 2007 to July 31, 2008	Year Ended October 31,
		2007	2006	2005	2004	2003
Per Common Share Operating Performance
Net asset value, beginning of period	$14.97	$15.74	$15.18	$14.77	$13.97	$14.16
Net investment income	0.82 [1]	1.08	1.11	1.12	1.15	1.12
Net realized and unrealized gain (loss)	(0.90)	(0.64)	0.62	0.36	0.65	(0.34)
Dividends to Preferred Shareholders from net investment income	(0.22)	(0.30)	(0.26)	(0.16)	(0.09)	(0.08)
Net increase (decrease) from investment operations	(0.30)	0.14	1.47	1.32	1.71	0.70
Dividends to Common Shareholders from net investment income	(0.69)	(0.91)	(0.91)	(0.91)	(0.91)	(0.89)
Net asset value, end of period	$13.98	$14.97	$15.74	$15.18	$14.77	$13.97
Market price, end of period	$13.99	$15.82	$17.12	$14.92	$13.65	$13.21

Total Investment Returns[2]
Based on net asset value	(2.09)%[3]	0.77%	9.93%	9.47%	13.14%	5.49%
Based on market value	(7.29)%[3]	(2.09)%	21.65%	16.42%	10.58%	7.92%

Ratios to Average Net Assets Applicable to Common Shares
Total expenses after waiver and fees paid indirectly and excluding interest expense and fees[4,5]	0.91%[6]	0.91%	0.87%	0.85%	0.87%	0.89%
Total expenses after waiver and fees paid indirectly[5]	0.98%[6]	0.91%	0.87%	0.85%	0.87%	0.89%
Total expenses after waiver and before fees paid indirectly[5]	0.98%[6]	0.91%	0.87%	0.86%	0.88%	0.89%
Total expenses[5]	1.25%[6]	1.21%	1.25%	1.25%	1.28%	1.30%
Net investment income[5]	7.39%[6]	7.09%	7.26%	7.35%	7.96%	8.01%
Dividends paid to Preferred Shareholders	1.95%[6]	1.98%	1.71%	1.04%	0.59%	0.57%
Net investment income available to Common Shareholders	5.44%[6]	5.11%	5.55%	6.31%	7.37%	7.44%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$211,671	$225,939	$236,573	$227,472	$221,371	$209,397
Preferred Shares outstanding at liquidation preference, end of period (000)	$100,900	$131,950	$131,950	$131,950	$131,950	$131,950
Portfolio turnover	26%	26%	17%	28%	15%	34%
Asset coverage per Preferred Share, end of period	$77,457	$67,816	$69,836	$68,107	$66,945	$64,675
1	Based on average shares outstanding.
2

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

3	Aggregate total investment return.
4	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
5	Do not reflect the effect of dividends to Preferred Shareholders.
6	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2008	43

Financial Highlights	BlackRock Florida Investment Quality Municipal Trust (RFA)

	Period November 1, 2007	Year Ended October 31,
	to July 31, 2008	2007	2006	2005	2004	2003
Per Common Share Operating Performance
Net asset value, beginning of period	$13.43	$14.24	$14.39	$15.02	$15.39	$15.65
Net investment income	0.62 [1]	0.83	0.82	0.84	0.98	1.04
Net realized and unrealized gain (loss)	(1.14)	(0.69)	0.40	(0.35)	(0.18)	(0.39)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.20)	(0.26)	(0.21)	(0.15)	(0.07)	(0.08)
Net realized gain	—	(0.04)	(0.05)	(0.01)	(0.02)	—
Net increase (decrease) from investment operations	(0.72)	(0.16)	0.96	0.33	0.71	0.57
Dividends and distributions to Common Shareholders from:
Net investment income	(0.40)	(0.60)	(0.85)	(0.85)	(0.85)	(0.83)
Net realized gain	—	(0.05)	(0.26)	(0.11)	(0.23)	—
Total dividends and distributions	(0.40)	(0.65)	(1.11)	(0.96)	(1.08)	(0.83)
Net asset value, end of period	$12.31	$13.43	$14.24	$14.39	$15.02	$15.39
Market price, end of period	$10.93	$11.86	$16.00	$14.85	$14.30	$14.47

Total Investment Return[2]
Based on net asset value	(5.03)%[3]	(1.02)%	6.46%	2.19%	5.00%	3.98%
Based on market value	(4.51)%[3]	(22.21)%	15.91%	10.76%	6.32%	5.52%

Ratios to Average Net Assets Applicable to Common Shares
Total expenses after waiver and fees paid indirectly and excluding interest expense and fees[4,5]	1.53%[6]	1.39%	1.37%	1.29%	1.27%	1.29%
Total expenses after waiver and fees paid indirectly[5]	1.58%[6]	1.39%	1.37%	1.29%	1.27%	1.29%
Total expenses after waiver and before fees paid indirectly[5]	1.58%[6]	1.43%	1.43%	1.32%	1.31%	1.29%
Total expenses[5]	1.60%[6]	1.44%	1.43%	1.32%	1.31%	1.29%
Net investment income[5]	6.42%[6]	6.03%	5.80%	5.69%	6.48%	6.69%
Dividends paid to Preferred Shareholders	2.03%[6]	1.88%	1.49%	1.05%	0.46%	0.51%
Net investment income available to Common Shareholders	4.39%[6]	4.15%	4.31%	4.64%	6.02%	6.18%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$13,871	$15,134	$16,054	$16,214	$16,929	$17,347
Preferred Shares outstanding at liquidation preference, end of period (000)	$7,125	$8,500	$8,500	$8,500	$8,500	$8,500
Portfolio turnover	29%	40%	57%	15%	13%	17%
Asset coverage per Preferred Share, end of period	$73,687	$69,526	$72,229	$72,696	$74,795	$76,021
1	Based on average shares outstanding.
2

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

3	Aggregate total investment return.
4	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
5	Do not reflect the effect of dividends to Preferred Shareholders.
6

Annualized. Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses after waiver and fees paid indirectly and excluding interest expense and fees, total expenses after waiver and fees paid indirectly, total expenses after waiver and before fees paid indirectly, total expenses, net investment income and net investment income available to Common Shareholders would have been 1.63%, 1.68%, 1.68%, 1.71%, 6.31% and 4.28%, respectively.

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2008

Financial Highlights	BlackRock Florida Municipal Income Trust (BBF)

	Period November 1, 2007	Year Ended October 31,
	to July 31, 2008	2007	2006	2005	2004	2003
Per Common Share Operating Performance
Net asset value, beginning of period	$15.05	$15.68	$15.48	$15.27	$14.68	$14.57
Net investment income	0.80 [1]	1.07	1.11	1.11	1.12	1.11
Net realized and unrealized gain (loss)	(0.89)	(0.49)	0.26	0.17	0.45	(0.03)
Dividends to Preferred Shareholders from net investment income	(0.22)	(0.31)	(0.27)	(0.17)	(0.08)	(0.08)
Net increase (decrease) from investment operations	(0.31)	0.27	1.10	1.11	1.49	1.00
Dividends to Common Shareholders from net investment income	(0.66)	(0.90)	(0.90)	(0.90)	(0.90)	(0.89)
Net asset value, end of period	$14.08	$15.05	$15.68	$15.48	$15.27	$14.68
Market price, end of period	$13.68	$15.10	$16.30	$15.25	$14.40	$13.36

Total Investment Return[2]
Based on net asset value	(2.04)%[3]	1.78%	7.34%	7.63%	11.02%	7.39%
Based on market value	(5.14)%[3]	(1.76)%	13.26%	12.44%	15.04%	4.30%

Ratios to Average Net Assets Applicable to Common Shares
Total expenses after waiver and fees paid indirectly and excluding interest expense and fees[4,5]	1.02%[6]	0.96%	0.92%	0.90%	0.93%	0.94%
Total expenses after waiver and fees paid indirectly[5]	1.06%[6]	0.96%	0.92%	0.90%	0.93%	0.94%
Total expenses after waiver and before fees paid indirectly[5]	1.06%[6]	0.97%	0.93%	0.91%	0.93%	0.95%
Total expenses[5]	1.31%[6]	1.28%	1.30%	1.30%	1.32%	1.35%
Net investment income[5]	7.26%[6]	7.02%	7.12%	7.16%	7.49%	7.50%
Dividends paid to Preferred Shareholders	1.96%[6]	2.04%	1.75%	1.11%	0.55%	0.53%
Net investment income available to Common Shareholders	5.30%[6]	4.98%	5.37%	6.05%	6.94%	6.97%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$94,176	$100,564	$104,451	$102,944	$101,512	$97,589
Preferred Shares outstanding at liquidation preference, end of period (000)	$49,550	$57,550	$57,550	$57,550	$57,550	$57,550
Portfolio turnover	13%	25%	20%	10%	10%	19%
Asset coverage per Preferred Share, end of period	$72,521	$68,688	$70,391	$69,729	$69,101	$67,394
1	Based on average shares outstanding.
2

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

3	Aggregate total investment return.
4	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
5	Do not reflect the effect of dividends to Preferred Shareholders.
6	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2008	45

Financial Highlights	BlackRock Florida Municipal 2020 Term Trust (BFO)

	Period January 1, 2008 to July 31, 2008	Year Ended December 31,				Period September 30, 2003[1] to December 31, 2003
		2007	2006	2005	2004
Per Common Share Operating Performance
Net asset value, beginning of period	$14.72	$15.16	$14.90	$14.63	$14.50	$14.33 [2]
Net investment income	0.58 [3]	0.99	0.98	0.98	0.99	0.12
Net realized and unrealized gain (loss)	(0.62)	(0.45)	0.23	0.31	0.14	0.26
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.16)	(0.31)	(0.29)	(0.20)	(0.10)	(0.01)
Net realized gain	—	(0.02)	—	(0.01)	—	—
Net increase (decrease) from investment operations	(0.20)	0.21	0.92	1.08	1.03	0.37
Dividends and distributions to Common Shareholders from:
Net investment income	(0.36)	(0.61)	(0.66)	(0.75)	(0.90)	(0.15)
Net realized gain	—	(0.04)	—	(0.06)	—	—
Total dividends and distributions	(0.36)	(0.65)	(0.66)	(0.81)	(0.90)	(0.15)
Capital charges with respect to issuance of:
Common shares	—	—	—	—	—	(0.03)
Auction Preferred Shares	—	—	—	—	—	(0.02)
Total capital charges	—	—	—	—	—	(0.05)
Net asset value, end of period	$14.16	$14.72	$15.16	$14.90	$14.63	$14.50
Market price, end of period	$12.50	$12.93	$13.85	$13.35	$15.08	$15.39

Total Investment Return[4]
Based on net asset value	(1.12)%[5]	1.86%	6.73%	7.71%	7.19%	2.21%[5]
Based on market price	(0.63)%[5]	(2.06)%	8.83%	(6.76)%	4.10%	3.60%[5]

Ratios to Average Net Assets Applicable to Common Shares
Total expenses after waiver and fees paid indirectly and excluding interest expense and fees[6,7]	1.17%[8]	1.16%	1.18%	1.24%	1.21%	1.02%[8]
Total expenses after waiver and fees paid indirectly[7]	1.22%[8]	1.16%	1.18%	1.24%	1.21%	1.02%[8]
Total expenses after waiver and before fees paid indirectly[7]	1.22%[8]	1.16%	1.20%	1.26%	1.21%	1.02%[8]
Total expenses[7]	1.22%[8]	1.16%	1.20%	1.26%	1.25%	1.05%[8]
Net investment income[7]	6.74%[8]	6.63%	6.54%	6.57%	6.93%	3.45%[8]
Dividends paid to Preferred Shareholders	1.92%[8]	2.07%	1.96%	1.32%	0.68%	0.30%[8]
Net investment income available to Common Shareholders	4.82%[8]	4.56%	4.58%	5.25%	6.25%	3.15%[8]

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$78,747	$81,896	$84,300	$82,875	$81,391	$80,655
Preferred Shares outstanding at liquidation preference, end of period (000)	$42,900	$48,900	$48,900	$48,900	$48,900	$48,900
Portfolio turnover	6%	17%	—	—	9%	—
Asset coverage per Preferred Share, end of period	$70,900	$66,872	$68,114	$67,379	$66,617	$66,237
1	Commencement of operations.
2	Net asset value, beginning of period, reflects a deduction of $0.675 per share sales charge from the initial offering price of $15.00 per share.
3	Based on average shares outstanding.
4

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

5	Aggregate total investment return.
6	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
7	Do not reflect the effect of dividends to Preferred Shareholders.
8	Annualized.

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2008

Financial Highlights	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)

	Period November 1, 2007 to July 31, 2008	Year Ended October 31,
		2007	2006	2005	2004	2003
Per Common Share Operating Performance
Net asset value, beginning of period	$13.57	$14.47	$14.48	$14.79	$14.90	$14.64
Net investment income	0.66 [1]	0.91	0.85	0.87	0.97	1.00
Net realized and unrealized gain (loss)	(1.26)	(0.70)	0.34	(0.21)	(0.20)	0.12
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.16)	(0.23)	(0.20)	(0.15)	(0.07)	(0.06)
Net realized gain	—	(0.02)	(0.03)	—	—	—
Net increase (decrease) from investment operations	(0.76)	(0.04)	0.96	0.51	0.70	1.06
Dividends and distributions to Common Shareholders from:
Net investment income	(0.61)	(0.82)	(0.84)	(0.82)	(0.81)	(0.80)
Net realized gain	—	(0.04)	(0.13)	—	—	—
Total dividends and distributions	(0.61)	(0.86)	(0.97)	(0.82)	(0.81)	(0.80)
Net asset value, end of period	$12.20	$13.57	$14.47	$14.48	$14.79	$14.90
Market price, end of period	$11.96	$14.96	$15.95	$14.70	$15.00	$14.80

Total Investment Return[2]
Based on net asset value	(6.10)%[3]	(1.03)%	6.14%	3.43%	5.00%	7.48%
Based on market value	(16.50)%[3]	(1.02)%	15.25%	3.53%	7.14%	17.59%

Ratios to Average Net Assets of Common Shareholders
Total expenses after waiver and fees paid indirectly and excluding interest expense and fees[4,5]	1.84%[6]	1.40%	1.41%	1.34%	1.34%	1.39%
Total expenses after waiver and fees paid indirectly[5]	1.86%[6]	1.40%	1.41%	1.34%	1.34%	1.39%
Total expenses after waiver and before fees paid indirectly[5]	1.86%[6]	1.47%	1.51%	1.37%	1.37%	1.39%
Total expenses[5]	1.88%[6]	1.48%	1.51%	1.37%	1.37%	1.39%
Net investment income[5]	6.97%[6]	6.49%	5.91%	5.89%	6.50%	6.72%
Dividends paid to Preferred Shareholders	1.89%[6]	1.67%	1.41%	1.00%	0.47%	0.41%
Net investment income available to Common Shareholders	5.08%[6]	4.82%	4.50%	4.89%	6.03%	6.31%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$12,351	$13,694	$14,576	$14,581	$14,900	$15,007
Preferred Shares outstanding at liquidation preference, end of period (000)	$7,075	$7,500	$7,500	$7,500	$7,500	$7,500
Portfolio turnover	18%	31%	27%	19%	12%	4%
Asset coverage per Preferred Share, end of period	$68,647	$70,649	$73,603	$73,612	$74,670	$75,026
1	Based on average shares outstanding.
2

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

3	Aggregate total investment return.
4	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
5	Do not reflect the effect of dividends to Preferred Shareholders.
6

Annualized. Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses after waiver and fees paid indirectly and excluding interest expense and fees, total expenses after waiver and fees paid indirectly, total expenses after waiver and before fees paid indirectly, total expenses, net investment income and net investment income available to Common Shareholders would have been 1.96%, 1.98%, 1.98%, 2.00%, 6.85% and 4.96%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2008	47

Financial Highlights	BlackRock New Jersey Municipal Income Trust (BNJ)

	Period
	November 1, 2007
	to	Year Ended October 31,
	July 31, 2008	2007	2006	2005	2004	2003
Per Common Share Operating Performance
Net asset value, beginning of period	$15.49	$16.35	$15.87	$15.38	$14.59	$14.29
Net investment income	0.89 [1]	1.14	1.17	1.17	1.16	1.15
Net realized and unrealized gain (loss)	(1.24)	(0.74)	0.52	0.42	0.61	0.11
Dividends to Preferred Shareholders from net investment income .	(0.24)	(0.30)	(0.26)	(0.18)	(0.08)	(0.08)
Net increase (decrease) from investment operations	(0.59)	0.10	1.43	1.41	1.69	1.18
Dividends to Common Shareholders from net investment income	(0.75)	(0.96)	(0.95)	(0.92)	(0.90)	(0.88)
Net asset value, end of period	$14.15	$15.49	$16.35	$15.87	$15.38	$14.59
Market price, end of period	$15.09	$16.90	$18.40	$15.91	$14.45	$14.04

Total Investment Return[2]
Based on net asset value	(4.12)%[3]	0.17%	9.18%	9.60%	12.29%	8.68%
Based on market value	(6.28)%[3]	(2.89)%	22.56%	16.95%	9.63%	9.59%

Ratios to Average Net Assets of Common Shareholders
Total expenses after waiver and fees paid indirectly and excluding interest expense and fees[4,5]	1.02%[6]	0.93%	0.89%	0.89%	0.91%	0.93%
Total expenses after waiver and fees paid indirectly[5]	1.03%[6]	0.93%	0.89%	0.89%	0.91%	0.93%
Total expenses after waiver and before fees paid indirectly[5]	1.03%[6]	0.94%	0.91%	0.90%	0.91%	0.94%
Total expenses[5]	1.28%[6]	1.24%	1.27%	1.28%	1.30%	1.34%
Net investment income[5]	7.92%[6]	7.18%	7.31%	7.37%	7.74%	7.85%
Dividends paid to Preferred Shareholders	1.94%[6]	1.86%	1.63%	1.12%	0.56%	0.57%
Net investment income available to Common Shareholders	5.98%[6]	5.32%	5.68%	6.25%	7.18%	7.28%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$106,596	$116,152	$121,987	$117,739	$114,019	$108,172
Preferred shares outstanding at liquidation preference, end of period (000)	$60,475	$63,800	$63,800	$63,800	$63,800	$63,800
Portfolio turnover	12%	23%	2%	6%	16%	13%
Asset coverage per Preferred Share, end of period	$69,083	$70,528	$72,812	$71,142	$69,682	$67,387
1	Based on average shares outstanding.
2

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

3	Aggregate total investment return.
4	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
5	Do not reflect the effect of dividends to Preferred Shareholders.
6	Annualized.

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2008

Financial Highlights	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)

	Period
	November 1, 2007
	to	Year Ended October 31,
	July 31, 2008	2007	2006	2005	2004	2003
Per Common Share Operating Performance
Net asset value, beginning of period	$14.40	$15.18	$15.03	$15.35	$15.34	$15.47
Net investment income	0.67 [1]	0.95	0.97	0.96	0.96	1.03
Net realized and unrealized gain (loss)	(0.89)	(0.61)	0.37	(0.26)	—	(0.21)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.15)	(0.25)	(0.21)	(0.14)	(0.07)	(0.07)
Net realized gain	(0.04)	(0.01)	(0.02)	—	—	—
Net increase (decrease) from investment operations	(0.41)	0.08	1.11	0.56	0.89	0.75
Dividends and distributions to Common Shareholders from:
Net investment income	(0.60)	(0.85)	(0.88)	(0.88)	(0.88)	(0.88)
Net realized gain	(0.09)	(0.01)	(0.08)	—	—	—
Total dividends and distributions	(0.69)	(0.86)	(0.96)	(0.88)	(0.88)	(0.88)
Net asset value, end of period	$13.30	$14.40	$15.18	$15.03	$15.35	$15.34
Market price, end of period	$12.83	$15.39	$16.65	$14.75	$14.50	$14.18

Total Investment Return[2]
Based on net asset value	(2.98)%[3]	0.10%	7.32%	3.97%	6.48%	5.42%
Based on market value	(12.43)%[3]	(2.46)%	19.95%	8.01%	8.81%	4.69%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses after waiver and fees paid indirectly[4]	1.47%[5]	1.24%	1.25%	1.20%	1.21%	1.24%
Total expenses after waiver and before fees paid indirectly[4]	1.47%[5]	1.29%	1.33%	1.24%	1.24%	1.24%
Total expenses[4]	1.48%[5]	1.29%	1.33%	1.24%	1.24%	1.24%
Net investment income[4]	6.53%[5]	6.42%	6.48%	6.30%	6.29%	6.68%
Dividends paid to Preferred Shareholders	1.47%[5]	1.72%	1.42%	0.91%	0.46%	0.44%
Net investment income available to Common Shareholders	5.06%[5]	4.70%	5.06%	5.39%	5.83%	6.24%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$17,448	$18,848	$19,839	$19,643	$20,066	$20,053
Preferred Shares outstanding at liquidation preference, end of period (000)	$9,800	$9,800	$9,800	$9,800	$9,800	$9,800
Portfolio turnover	8%	37%	24%	10%	23%	36%
Asset coverage per Preferred Share, end of period	$69,521	$73,090	$75,614	$75,111	$76,195	$76,159
1	Based on average shares outstanding.
2

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

3	Aggregate total investment return.
4	Do not reflect the effect of dividends to Preferred Shareholders.
5

Annualized. Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses after waiver and fees paid indirectly, total expenses after waiver and before fees paid indirectly, total expenses, net investment income and net investment income available to Common Shareholders would have been 1.55%, 1.55%, 1.56%, 6.46% and 4.99%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2008	49

Financial Highlights	BlackRock New York Municipal Income Trust (BNY)

	Period November 1, 2007 to	Year Ended October 31,
	July 31, 2008	2007	2006	2005	2004	2003
Per Common Share Operating Performance
Net asset value, beginning of period	$15.11	$15.88	$15.44	$15.28	$14.76	$14.47
Net investment income	0.86 [1]	1.11	1.13	1.14	1.14	1.14
Net realized and unrealized gain (loss)	(1.17)	(0.70)	0.47	0.09	0.36	0.13
Dividends to Preferred Shareholders from net investment income	(0.21)	(0.28)	(0.26)	(0.17)	(0.08)	(0.09)
Net increase (decrease) from investment operations	(0.52)	0.13	1.34	1.06	1.42	1.18
Dividends to Common Shareholders from net investment income	(0.71)	(0.90)	(0.90)	(0.90)	(0.90)	(0.89)
Net asset value, end of period	$13.88	$15.11	$15.88	$15.44	$15.28	$14.76
Market price, end of period	$15.26	$15.55	$17.35	$15.19	$13.99	$13.45

Total Investment Return[2]
Based on net asset value	(3.71)%[3]	0.64%	8.91%	7.38%	10.46%	8.84%
Based on market value	2.87%[3]	(5.20)%	20.95%	15.38%	10.99%	6.95%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses after waiver and fees paid indirectly and excluding interest expense and fees[4,5]	0.97%[6]	0.92%	0.87%	0.86%	0.87%	0.88%
Total expenses after waiver and fees paid indirectly[5]	1.00%[6]	0.92%	0.87%	0.86%	0.87%	0.88%
Total expenses after waiver and before fees paid indirectly[5]	1.00%[6]	0.92%	0.88%	0.87%	0.87%	0.89%
Total expenses[5]	1.25%[6]	1.22%	1.25%	1.26%	1.27%	1.29%
Net investment income[5]	7.79%[6]	7.23%	7.30%	7.35%	7.62%	7.73%
Dividends paid to Preferred Shareholders	1.91%[6]	1.84%	1.69%	1.08%	0.56%	0.62%
Net investment income to available Common Shareholders	5.88%[6]	5.39%	5.61%	6.27%	7.06%	7.11%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$175,927	$190,962	$199,717	$193,457	$191,274	$184,874
Preferred Shares outstanding at liquidation preference, end of period (000)	$95,850	$109,750	$109,750	$109,750	$109,750	$109,750
Portfolio turnover	5%	23%	27%	24%	13%	14%
Asset coverage per Preferred Share, end of period	$70,892	$68,509	$70,502	$69,073	$68,575	$67,115
1	Based on average shares outstanding.
2

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

3	Aggregate total investment return.
4	Interest expense and fees relate to tender option bond trusts. See Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
5	Do not reflect the effect of dividends to Preferred Shareholders.
6	Annualized.

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2008

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock California Investment Quality Municipal Trust Inc. (“California Investment Quality”), BlackRock New Jersey Investment Quality Municipal Trust Inc. (“New Jersey Investment Quality”) and BlackRock New York Investment Quality Municipal Trust Inc. (“New York Investment Quality”) were organized as Maryland corporations. BlackRock Florida Investment Quality Municipal Trust (“Florida Investment Quality”) was organized as a Massachusetts business trust. California Investment Quality, Florida Investment Quality, New Jersey Investment Quality and New York Investment Quality are herein referred to as the Investment Quality Trusts. BlackRock California Municipal Income Trust (“California Income”), BlackRock Florida Municipal Income Trust (“Florida Income”), BlackRock New Jersey Municipal Income Trust (“New Jersey Income”), BlackRock New York Municipal Income Trust (“New York Income”) (collectively the “Income Trusts”) and Black Florida Municipal 2020 Term Trust (“Florida 2020”) were organized as Delaware statutory trusts. The Investment Quality Trusts, Income Trusts and Florida 2020 are referred to herein collectively as the “Trusts”. The Trusts are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Trusts recently changed their fiscal year end to July 31, 2008. Each Trust determines, and makes available for publication the net asset value of its Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation of investments: Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Trust’s Board of Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sales price. Swaps are valued by quoted fair values received daily by the Trusts’ pricing service or through brokers. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by each Trust’s Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’slength transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Trusts may engage in various portfolio investment strategies both to increase the returns of the Trusts and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•

Financial futures contracts — Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•

Forward interest rate swaps — Each Trust may enter into forward interest rate swaps. In a forward interest rate swap, the Trust and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date unless terminated earlier. When the agreement is closed, the Trust records a realized gain or loss in an amount equal to the value of the agreement. The Trusts generally intend to close each forward interest rate swap before the effective date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued basis, the Trusts will hold liquid assets worth at least the equivalent of the amount due.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Trusts leverage their assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal securities. Other funds managed by the investment advisor may also contribute municipal securities to a TOB into which the Trust has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by the Trusts include the right of the Trusts (1) to cause the holders of

ANNUAL REPORT	JULY 31, 2008	51

Notes to Financial Statements (continued)

a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal securities from the TOB to the Trusts. The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Trust, which typically invests the cash in additional municipal securities. The Trusts’ transfer of the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented in each Trust’s Schedule of Investments and the proceeds from the transaction are reported as a liability of the Trust.

Interest income from the underlying securities is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Trusts. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At July 31, 2008, the aggregate values of the underlying municipal securities transferred to TOBs, the related liability for trust certificates, and the range of interest rates were as follows:

	Underlying Municipal Securities Transferred to TOBs	Liability for Trust Certificates	Range of Interest Rates
California Investment Quality	$1,013,138	$669,550	1.683% - 1.764%
California Income	$45,905,708	$31,044,488	1.683% - 1.954%
Florida Investment Quality	$2,009,805	$1,389,526	1.780% - 1.940%
Florida Income	$11,865,458	$8,002,206	1.719% - 1.787%
Florida 2020	$9,052,894	$6,007,925	1.761% - 1.940%
New Jersey Investment Quality	$644,586	$420,000	1.739% - 1.866%
New Jersey Income	$5,085,331	$3,320,000	1.739% - 1.866%
New York Income	$19,206,609	$13,887,504	1.718% - 1.829%

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Trusts’ investments in TOBs likely will adversely affect the Trusts’ investment income and distributions to common shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect each Trust’s net asset value per share.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (the “SEC”) require that each Trust segregate assets in connection with certain investments (e.g., futures and swaps) or certain borrowings, each Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual method. Each Trust amortizes all premiums and discounts on debt securities. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income on the Statements of Operations. For the period ended July 31, 2008, the Trusts had consent fees as follows:

Consent Fees
California Income	$550,000
New Jersey Investment Quality	$50,000
New Jersey Income	$475,000
New York Income	$575,000

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to holders of Preferred Shares are accrued and determined as described in Note 4.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective April 30, 2008, the Investment Quality Trusts and Income Trusts implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). Effective June 29, 2007, Florida 2020 implemented FIN 48. FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Trusts, and has determined that the adoption of FIN 48 does not have a material impact on the Trusts’ financial statements. Each Trust files U.S. federal and various state and local tax returns. No in come tax returns are currently under examination. The statute of limitations on the Investment Quality Trusts and Income Trusts U.S. federal tax returns remain open for the years ended October 31, 2005 through October 31, 2007. The statute of limitations on Florida 2020’s U.S. federal tax returns remain open for the years ended December 31, 2005 to December 31, 2007. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. Effective January 1, 2008, Florida 2020 adopted FAS 157. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the other Trusts’ financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), was issued and is effective for fiscal years begin-

52	ANNUAL REPORT	JULY 31, 2008

Notes to Financial Statements (continued)

ning after November 15, 2007. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Trusts’ financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The impact on the Trusts’ financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by the Trusts’ Board, non-interested Trustees (“Independent Trustees”) defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Trustees in order to match their deferred compensation obligations. Investments to cover each Trust’s deferred compensation liabilities are included in other assets on the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Funds investments under the plan are included in income from affiliates on the Statements of Operations.

Bank Overdraft: California Income and New York Income recorded a bank overdraft which resulted from estimates of available cash.

Other: Expenses directly related to each Trust are charged to that Trust. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Advisor a monthly fee at an annual rate of 0.35% for the Investment Quality Trusts, 0.60% for the Income Trusts and 0.50% for Florida 2020 of the Trusts’ average daily net assets. Average daily net assets is the average daily value of the Trusts’ total assets minus the sum of its accrued liabilities.

The Advisor has voluntarily agreed to waive a portion of the investment advisory fee on the Income Trusts as a percentage of average daily net assets as follows: 0.20% through July 31, 2007, 0.15% through July 31, 2008, 0.10% through July 31, 2009 and 0.05% through July 31, 2010. For the period November 1, 2007 to July 31, 2008, and the year ended October 31, 2007 the Advisor waived the following amounts, which are included in fees waived by advisor on the Statements of Operations:

	Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007
California Income	$394,651	$681,363
Florida Income	$173,904	$300,075
New Jersey Income	$197,227	$343,709
New York Income	$330,576	$573,208

The Advisor has agreed to waive its advisory fees by the amount of investment advisory fees each Trust pays to the Advisor indirectly through its investment in affiliated money market funds. These amounts are shown on the Statements of Operations as fees waived by advisor. For the period November 1, 2007 (January 1, 2008 for Florida 2020) through July 31, 2008, and the year ended October 31, 2007 (December 31, 2007 for Florida 2020), the amounts waived were as follows:

	Period Ended July 31, 2008	Year Ended October 31, 2007 and December 31, 2007
California Investment Quality	$2,992	$1,749
California Income	$71,005	$12,751
Florida Investment Quality	$2,387	$1,608
Florida Income	$11,742	$9,553
Florida 2020	$646	$2
New Jersey Investment Quality	$2,400	$634
New Jersey Income	$13,236	$3,322
New York Investment Quality	$1,399	$917
New York Income	$15,284	$5,675

Each Investment Quality Trust has an Administration Agreement with the Advisor. The administration fee to the Advisor is computed daily and payable monthly based on an annual rate of 0.10% of the Trusts’ average daily net assets for California Investment Quality, Florida Investment Quality, New Jersey Investment Quality and New York Investment Quality.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor, with respect to each Trust, under which the Advisor pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by each Trust to the Advisor.

Certain Trusts reimbursed the Advisor for certain accounting services which are included in accounting services on the Statements of Operations. For the period November 1, 2007 (January 1, 2008 for Florida 2020) through July 31, 2008, the amounts were as follows:

ANNUAL REPORT	JULY 31, 2008	53

Notes to Financial Statements (continued)

Reimbursement
California Income	$3,380
Florida Income	$1,491
Florida 2020	$1,249
New Jersey Income	$1,693
New York Income	$2,829

Pursuant to the terms of its custody agreement, each Trust received earnings credits from its custodian for positive cash balances maintained, which are used to offset custody fees. These credits are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock, Inc. or its affiliates. The Trusts reimburse the Advisor for compensation paid to the Trusts’ Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period November 1, 2007 (January 1, 2008 for Florida 2020) through July 31, 2008 were as follows:

	Purchases	Sales
California Income	$83,269,558	$110,437,836
California Investment Quality	2,765,496	2,832,727
Florida Investment Quality	6,442,353	7,722,456
Florida Income	19,369,091	27,921,091
Florida 2020	8,382,427	8,168,425
New Jersey Investment Quality	3,445,191	3,785,910
New Jersey Income	20,900,909	21,560,675
New York Investment Quality	2,284,917	2,416,282
New York Income	13,533,287	20,007,596

4. Capital Share Transactions:

Each Investment Quality Trust is authorized to issue 200,000,000 shares of beneficial interest, including Preferred Shares, par value $0.01 per share, all of which were initially classified as Common Shares. There are an unlimited number of $0.001 par value common shares authorized for the Income Trusts and Florida 2020. Each Trust’s Board is authorized, however, to reclassify any unissued shares of shares without approval of Common Shareholders. At July 31, 2008 the Common Shares owned by affiliates of the Advisor for Florida 2020 was 8,028 shares.

Common Shares

Shares issued and outstanding for the period November 1, 2007 to July 31, 2008 and the years ended October 31, 2007 and October 31, 2006 increased by the following amounts as a result of dividend reinvestment:

	Period November 1,	Year Ended	Year Ended
	2007 to	October 31,	October 31,
	July 31, 2008	2007	2006
California Investment Quality	73	—	—
California Income	46,329	61,958	45,581
Florida Income	8,026	16,959	14,192
New Jersey Investment Quality	3,040	1,972	—
New Jersey Income	31,657	39,482	42,417
New York Investment Quality	2,856	1,724	—
New York Income	44,125	56,191	52,616

Florida 2020

Shares issued and outstanding for the period January 1, 2008 to July 31, 2008 and during the years ended December 31, 2007 and December 31, 2006 remained constant.

Florida Investment Quality

Shares issued and outstanding for the period November 1, 2007 to July 31, 2008 and during the years ended October 31, 2007 and October 31, 2006 remained constant.

Preferred Shares

As of July 31, 2008, the Trusts had the following series of Preferred Shares outstanding as listed in the table below. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends.

	Series	Shares
California Investment Quality	W7	273
California Income	T7	2,018
	R7	2,018
Florida Investment Quality	R7	285
Florida Income	T7	1,982
Florida 2020	F7	1,716
New Jersey Investment Quality	T7	283
New Jersey Income	R7	2,419
New York Investment Quality	F-7	392
New York Income	W-7	1,917
	F-7	1,917

The yields in effect at July 31, 2008 were as follows:

	Series	Yield
California Investment Quality	W7	3.427%
California Income	T7	3.503%
	R7	3.336%
Florida Investment Quality	R7	3.335%
Florida Income	T7	3.503%
Florida 2020	F7	3.579%
New Jersey Investment Quality	T7	3.504%
New Jersey Income	R7	3.336%
New York Investment Quality	F-7	3.579%
New York Income	W-7	3.427%
	F-7	3.579%

Each Trust pays commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount. For the period November 1, 2007 (January 1, 2008 for Florida 2020) to July 31, 2008, and the year ended October 31, 2007 (December 31, 2007 for Florida 2020) Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions as follows:

	Period	Year Ended
	November 1, 2007	October 31, 2007
	and January 1, 2008	and
	to July 31, 2008	December 31, 2007
California Income	$41,708	$43,062
Florida Income	34,475	26,902
Florida 2020	10,208	19,995
New Jersey Income	15,398	19,749
New York Income	53,157	60,502

54	ANNUAL REPORT	JULY 31, 2008

Notes to Financial Statements (continued)

On June 4, 2008, the Trusts announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption dates:

		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
California Investment Quality	W7	6/26/08	27	$675,000
California Income	R7	6/27/08	621	$15,525,000
	T7	6/25/08	621	$15,525,000
Florida Investment Quality	R7	6/27/08	55	$1,375,000
Florida Income	T7	6/25/08	320	$8,000,000
Florida 2020	F7	6/30/08	240	$6,000,000
New Jersey Investment Quality	T7	6/25/08	17	$425,000
New Jersey Income	R7	6/27/08	133	$3,325,000
New York Income	F7	6/30/08	278	$6,950,000
	W7	6/26/08	278	$6,950,000

The Trusts financed the Preferred Share redemptions with cash received from TOB transactions.

Shares issued and outstanding during the years ended October 31, 2007 and October 31, 2006 (December 31, 2007 and December 31, 2006 for Florida 2020) remained constant.

Dividends on seven-day Preferred Shares are cumulative at a rate which is reset every seven days based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, the Trust is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the Preferred Shares is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. During the period November 1, 2007 (January 1, 2008 for Florida 2020) to July 31, 2008, the Preferred Shares of the Trusts were successfully remarketed at each remarketing date until February 13, 2008. The low, high and average dividend rates on the Preferred Shares for each Trust for the period November 1, 2007 (January 1, 2008 for Florida 2020) to July 31, 2008 were as follows:

	Series	Low	High	Average
California Investment Quality	W7	2.350%	4.356%	3.184%
California Income	T7	2.535%	4.810%	3.350%
	R7	2.458%	4.810%	3.360%
Florida 2020	F7	2.483%	4.600%	3.260%
Florida Investment Quality	R7	2.459%	5.000%	3.565%
Florida Income	T7	2.535%	4.600%	3.403%
New Jersey Investment Quality	T7	2.536%	4.356%	3.310%
New Jersey Income	R7	2.458%	4.910%	3.427%
New York Investment Quality	F7	2.190%	5.750%	3.408%
New York Income	W7	2.190%	4.780%	3.343%
	F7	2.390%	4.508%	3.197%

Since February 13, 2008, the Preferred Shares of the Trusts failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 2.40% to 4.508%. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of the Preferred Shares. A failed auction occurs when there are more sellers of a fund’s auction rate preferred shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Trusts’ Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of the Preferred Shares may not have the ability to sell the Preferred Shares at their liquidation preference.

The Trusts may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

The Preferred Shares are redeemable at the option of each Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Statement of Preferences/Articles Supplementary/Certificate of Designation are not satisfied.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassification have no effect on net assets or net asset values per share.

During the current period, $13 has been reclassified in California Investment Quality between undistributed net investment income and accumulated net realized loss as a result of permanent differences attributable to amortization methods on fixed income securities and the tax classification of distributions received from a regulated investment company.

During the current period, $5,087 has been reclassified in California Income between paid in capital and undistributed net investment income and $302 has been reclassified between undistributed net investment income and accumulated net realized loss as a result of permanent differences attributable to nondeductible excise tax paid and amortization methods on fixed income securities.

ANNUAL REPORT	JULY 31, 2008	55

Notes to Financial Statements (continued)

During the current period, $6,394 has been reclassified in Florida 2020 between undistributed net investment income and accumulated net realized gain as a result of permanent differences attributable to distribution recharacterizations.

During the current period, $381 has been reclassified in New Jersey Investment Quality between paid in capital and undistributed net investment income as a result of a permanent difference attributable to nondeductible excise tax paid.

During the current period, $3,998 has been reclassified in New Jersey Income between paid in capital and undistributed net investment income as a result of a permanent difference attributable to nondeductible excise tax paid.

During the current period, $4,456 has been reclassified in New York Income between paid in capital and undistributed net investment income as a result of a permanent difference attributable to nondeductible excise tax paid.

California Investment Quality

The tax character of distributions paid during the period November 1, 2007 to July 31, 2008 and the years ended October 31, 2007 and 2006 was as follows:

	11/01/07 to 7/31/08	10/31/07	10/31/06
Distributions paid from:
Tax-exempt income	$609,571	$843,196	$1,069,125
Long-term capital gains	—	68,629	—
Total distributions	$609,571	$ 911,825	$1,069,125

As of July 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt net income	$0
Capital loss carryforward	(108,911	)*
Net unrealized losses	(301,277	)**
Total accumulated net losses	$(410,188)
*

On July 31, 2008, the Fund had a capital loss carryforward of $108,911, of which $5,173 expires in 2015, and $103,738 expires in 2016. This amount will be available to offset future realized capital gains.

**

The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of compensation to trustees, the difference between the book and tax treatment of residual interests in tender option bond trusts and the timing of income recognition on partnership interests.

California Income

The tax character of distributions paid during the period November 1, 2007 to July 31, 2008 and the years ended October 31, 2007 and 2006 was as follows:

	11/01/07 to 7/31/08	10/31/07	10/31/06
Distributions paid from:
Tax-exempt income	$13,255,742	$18,339,053	$17,652,513
Ordinary income	485,697	—	—
Total distributions	$13,741,439	$18,339,053	$17,652,513

As of July 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt net	$1,848,951
Capital loss carryforward	(4,567,977	)*
Net unrealized losses	(625,832	)**
Total accumulated net losses	$(3,344,858)
*

On July 31, 2008, the Fund had a capital loss carryforward of $4,567,977, of which $3,247,213 expires in 2012, and $1,320,764 expires in 2014. This amount will be available to offset future realized capital gains.

**

The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of compensation to trustees, the difference between the book and tax treatment of residual interests in tender option bond trusts and the timing of income recognition on partnership interests.

Florida Investment Quality

The tax character of distributions paid during the period November 1, 2007 to July 31, 2008 and the years ended October 31, 2007 and 2006 was as follows:

	11/01/07 to 7/31/08	10/31/07	10/31/06
Distributions paid from:
Tax-exempt income	$678,525	$967,562	$1,193,991
Ordinary income	—	—	2,626
Long-term capital gains	—	96,447	339,437
Total distributions	$678,525	$1,064,009	$1,536,054

As of July 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt net income	$22,893
Capital loss carryforward	(526,797	)*
Net unrealized losses	(637,272	)**
Total accumulated net losses	$(1,141,176)
*

On July 31, 2008, the Fund had a capital loss carryforward of $526,797 of which $137,267 expires in 2015, and $389,530 expires in 2016. This amount will be available to offset future realized capital gains.

**

The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the difference between the book and tax treatment of residual interests in tender option bond trusts and the deferral of compensation to trustees.

Florida Income

The tax character of distributions paid during the period November 1, 2007 to July 31, 2008 and the years ended October 31, 2007 and 2006 was as follows:

	11/01/07 to 7/31/08	10/31/07	10/31/06
Distributions paid from:
Tax-exempt income	$5,850,358	$8,128,970	$7,830,368
Total distributions	$5,850,358	$8,128,970	$7,830,368

As of July 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt net income	$713,439
Capital loss carryforward	(2,089,409	)*
Net unrealized gains	643,949	**
Total accumulated net losses	$(732,021)

56	ANNUAL REPORT	JULY 31, 2008

Notes to Financial Statements (continued)
*

On July 31, 2008, the Fund had a capital loss carryforward of $2,089,409, of which $796,318 expires in 2012, $426,674 expires in 2015 and $866,417 expires in 2016. This amount will be available to offset future realized capital gains.

**

The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the difference between the book and tax treatment of residual interests in tender option bond trusts and the deferral of compensation to trustees.

Florida 2020

The tax character of distributions paid during the period January 1, 2008 to July 31, 2008 and the years ended December 31, 2007 and 2006 was as follows:

	1/01/08 to 7/31/08	12/31/07	12/31/06
Distributions paid from:
Tax-exempt income	$2,898,556	$5,124,598	$5,322,631
Ordinary income	—	5,472	—
Long-term capital gains	—	308,097	—
Total distributions	$2,898,556	$5,438,167	$5,322,631

As of July 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt net income	$725,478
Capital loss carryforward	(28,100	)*
Net unrealized gains	(841,535	)**
Total accumulated net losses	$(144,157)
*	On July 31, 2008, the Fund had a capital loss carryforward of $28,100, all of which expires in 2016.
**

The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the difference between the book and tax treatment of residual interests in tender option bond trusts and the deferral of compensation to trustees.

New Jersey Investment Quality

The tax character of distributions paid during the period November 1, 2007 to July 31, 2008 and the years ended October 31, 2007 and 2006 was as follows:

	11/01/07 to 7/31/08	10/31/07	10/31/06
Distributions paid from:
Tax-exempt income	$759,306	$1,067,344	$1,051,755
Ordinary income	39,919	—	—
Long-term capital gains	—	55,732	152,406
Total distributions	$799,225	$1,123,076	$1,204,161

As of July 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt net income	$64,489
Capital loss carryforward	(297,372	)*
Net unrealized gains	(578,214	)**
Total accumulated net losses	$(811,097)
*

On July 31, 2008, the Fund had a capital loss carryforward of $297,372 of which $52,624 expires in 2015, and $244,748 expires in 2016. This amount will be available to offset future realized capital gains.

**

The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the difference between the book and tax treatment of residual interests in tender option bond trusts, the deferral of compensation to trustees and the timing of income recognition on partnership interests.

New Jersey Income

The tax character of distributions paid during the period November 1, 2007 to July 31, 2008 and the years ended October 31, 2007 and 2006 was as follows:

	11/01/07 to 7/31/08	10/31/07	10/31/06
Distributions paid from:
Tax-exempt income	$6,885,946	$9,372,085	$9,057,294
Ordinary income	417,360	—	—
Total distributions	$7,303,306	$9,372,085	$9,057,294

As of July 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt net income	$1,388,759
Capital loss carryforward	(1,196,799	)*
Net unrealized gains	(697,466	)**
Total accumulated net losses	$(505,506)
*

On July 31, 2008, the Fund had a capital loss carryforward of $1,196,799, of which $588,553 expires in 2012, $592,744 expires in 2015 and $15,502 expires in 2016. This amount will be available to offset future realized capital gains.

**

The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of compensation to trustees, the timing of income recognition on partnership interests and the difference between the book and tax treatment of residual interests in tender option bond trusts.

New York Investment Quality

The tax character of distributions paid during the period November 1, 2007 to July 31, 2008 and the years ended October 31, 2007 and 2006 was as follows:

	11/01/07 to 7/31/08	10/31/07	10/31/06
Distributions paid from:
Tax-exempt income	$972,213	$1,446,723	$1,423,375
Ordinary income	14,189	—	—
Long-term capital gains	167,624	26,367	129,549
Total distributions	$1,154,026	$1,473,090	$1,552,924

As of July 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt net income	$61,127
Capital loss carryforward	(55,630	)*
Net unrealized gains	(288,787	)**
Total accumulated net losses	$(283,290)
*	On July 31, 2008, the Fund had a capital loss carryforward of $55,630 all of which expires in 2016. This amount will be available to offset future realized capital gains.
**	The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the deferral of compensation to trustees.

New York Income

The tax character of distributions paid during the period November 1, 2007 to July 31, 2008 and the years ended October 31, 2007 and 2006 was as follows:

ANNUAL REPORT	JULY 31, 2008	57

Notes to Financial Statements (concluded)

	11/01/07 to 7/31/08	10/31/07	10/31/06
Distributions paid from:
Tax-exempt income	$11,129,098	$14,996,361	$14,642,419
Ordinary income	507,700	—	—
Total distributions	$11,636,798	$14,996,361	$14,642,419

As of July 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt net income	$2,970,618
Capital loss carryforward	(656,574	)*
Net unrealized losses	(6,492,650	)**
Total accumulated net losses	$(4,178,606)
*

On July 31, 2008, the Fund had a capital loss carryforward of $656,574, of which $197,144 expires in 2012 and $459,430 expires in 2016. This amount will be available to offset future realized capital gains.

**

The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes, the deferral of compensation to trustees, the difference between book and tax treatment of residual interests in tender option bond trusts and the timing of income recognition on partnership interests.

6. Concentration Risk:

Each Trust’s investments are concentrated in certain states, which may be affected by adverse financial, social, environmental, economic, regulatory and political factors.

Many municipalities insure repayment of their bonds, which reduces the risk of loss to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurance company will meet its obligations.

7. Subsequent Events:

The Trusts paid a net investment income dividend in the following amounts per share on September 2, 2008 to shareholders of record on August 15, 2008:

Common Dividend
Per Share
California Income	$0.068200
California Investment Quality	0.046500
Florida 2020	0.051000
Florida Investment Quality	0.044500
Florida Income	0.072875
New Jersey Investment Quality	0.051400
New Jersey Income	0.077600
New York Investment Quality	0.058200
New York Income	0.075339

The dividends declared on Preferred Shares for the period August 1, 2008 to August 31, 2008 for the Trusts were as follows:

	Series	Dividends Declared
California Investment Quality	W7	$16,986
California Income	T7	$126,589
	R7	$124,410
Florida 2020	F7	$116,139
Florida Investment Quality	R7	$14,660
Florida Income	T7	$104,273
New Jersey Investment Quality	T7	$17,754
New Jersey Income	R7	$149,132
New York Investment Quality	F7	$24,901
New York Income	W7	$119,236
	F7	$121,764

On September 12, 2008, the Board of Directors of Florida Investment Quality and Florida Income voted unanimously to change a non-fundamental investment policy of the Trusts, and to rename the Trusts “BlackRock Investment Quality Municipal Income Trust” and “BlackRock Municipal Income Investment Trust”, respectively. The Trusts’ previous non-fundamental investment policy required Florida Investment Quality to invest at least 80% of its assets, and Florida Income to invest at least 80% of its total assets, in Florida municipal bonds rated investment grade at the time of investment. Due to the repeal of the Florida Intangible Personal Property Tax as of January 2007, the Board has approved an amended policy allowing the Trusts flexibility to invest in municipal obligations regardless of geographic location. The Trusts’ new investment policy, under normal market conditions, is to invest at least 80% of their assets or total assets, as the case may be, in municipal bonds rated investment grade at the time of investment. The approved changes will not alter the Trusts’ investment objectives.

Under current market conditions, the Advisor anticipates that it will gradually reposition the Trusts’ portfolios over time and that during such period the Trusts may continue to hold a substantial portion of its assets in Florida municipal bonds. At this time, it is uncertain how long the repositioning may take, and the Trusts will continue to be subject to risks associated with investing a substantial portion of its assets in Florida municipal bonds until the repositioning is complete.

The Advisor and the Board believe the amended policy will allow the Advisor to better manage the Trusts’ portfolios in the best interests of the Trusts’ shareholders and to better meet the Trusts’ investment objectives.

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close in the first quarter of 2009.

58	ANNUAL REPORT	JULY 31, 2008

Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm To the Trustees and Shareholders of:
BlackRock California Investment Quality Municipal Trust Inc.
BlackRock California Municipal Income Trust
BlackRock Florida Investment Quality Municipal Trust
BlackRock Florida Municipal Income Trust
BlackRock Florida Municipal 2020 Term Trust
BlackRock New Jersey Investment Quality Municipal Trust Inc.
BlackRock New Jersey Municipal Income Trust
BlackRock New York Investment Quality Municipal Trust Inc.
BlackRock New York Municipal Income Trust
(Collectively the “Trusts”)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock California Investment Quality Municipal Trust Inc., BlackRock California Municipal Income Trust, BlackRock Florida Investment Quality Municipal Trust, BlackRock Florida Municipal Income Trust, BlackRock New Jersey Investment Quality Municipal Trust Inc., BlackRock New Jersey Municipal Income Trust, BlackRock New York Investment Quality Municipal Trust Inc. and BlackRock New York Municipal Income Trust as of July 31, 2008, and the related statements of operations for the period November 1, 2007 to July 31, 2008 and for the year ended October 31, 2007, the statements of changes in net assets for the period November 1, 2007 to July 31, 2008 and for each of the two years in the period ended October 31, 2007, and the financial highlights for the period November 1, 2007 to July 31, 2008 and for each of the five years in the period ended October 31, 2007. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Florida Municipal 2020 Term Trust as of July 31, 2008, and the related statements of operations for the period January 1, 2008 to July 31, 2008 and for the year ended December 31, 2007, the statements of changes in net assets for the period January 1, 2008 to July 31, 2008 and for each of the two years in the period ended December 31, 2007, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock California Investment Quality Municipal Trust Inc., BlackRock California Municipal Income Trust, BlackRock Florida Investment Quality Municipal Trust, BlackRock Florida Municipal Income Trust, BlackRock New Jersey Investment Quality Municipal Trust Inc., BlackRock New Jersey Municipal Income Trust, BlackRock New York Investment Quality Municipal Trust Inc. and BlackRock New York Municipal Income Trust as of July 31, 2008, the results of their operations for the period November 1, 2007 to July 31, 2008 and for the year ended October 31, 2007, the changes in their net assets for the period November 1, 2007 to July 31, 2008 and for each of the two years in the period ended October 31, 2007, and the financial highlights for the period November 1, 2007 to July 31, 2008 and for each of the five years in the period ended October 31, 2007, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of BlackRock Florida Municipal 2020 Term Trust as of July 31, 2008, the results of its operations for the period January 1, 2008 to July 31, 2008 and for the year ended December 31, 2007, the changes in its net assets for the period January 1, 2008 to July 31, 2008 and for each of the two years in the period ended December 31, 2007, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Princeton, New Jersey

September 26, 2008

ANNUAL REPORT	JULY 31, 2008	59

Important Tax Information (Unaudited)

The following tables summarize the taxable per share distributions paid by certain Trusts during the taxable period ended July 31, 2008:

	Record	Payable	Ordinary
BlackRock California Municipal Income Trust	Date	Date	Income
Common Shareholders	12/28/2007	1/14/2008	$0.023094
Preferred Shareholders
Series T7	4/1/2008	4/9/2008	$26.51610
Series R7	4/3/2008	4/11/2008	$25.35127
BlackRock New Jersey Investment Quality Muncipal Trust
Common Shareholders	12/28/2007	1/14/2008	$0.029156
Preferred Shareholders
Series T7	4/1/2008	4/9/2008	$19.72000
	4/8/2008	4/16/2008	$15.21000
BlackRock New Jersey Municipal Income Trust
Common Shareholders	12/28/2007	1/14/2008	$0.041169
Preferred Shareholders
Series R7	4/8/2008	4/16/2008	$42.43456

				Long-Term
	Record	Payable	Ordinary	Capital
BlackRock New York Investment Quality Muncipal Trust Inc.	Date	Date	Income	Gains
Common Shareholders	12/14/2007	12/31/2007	$0.007945	$0.093858
Preferred Shareholders
Series F7	11/23/2007	11/26/2007	$1.178298	$13.921702
	11/30/2007	12/3/2007	$0.819347	$9.680654
	12/7/2007	12/10/2007	$1.964091	$23.205909
	12/14/2007	12/17/2007	$2.151370	$25.418630
	12/21/2007	12/24/2007	$2.151370	$25.418630
	12/28/2007	12/31/2007	$1.395525	$16.434475

		Record	Payable	Ordinary
BlackRock New York Municipal Income Trust		Date	Date	Income
Common Shareholders		12/28/2007	1/14/2008	$0.030538
Preferred Shareholders
Series W7		4/2/2008	4/10/2008	$27.81048
Series F-7		4/4/2008	4/14/2008	$27.56401

All other net investment income distributions paid by BlackRock California Investment Quality Municipal Trust Inc., BlackRock California Municipal Income Trust, BlackRock Florida Investment Quality Municipal Trust, BlackRock Florida Municipal Income Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock New Jersey Investment Quality Municipal Trust Inc., BlackRock New Jersey Municipal Income Trust, BlackRock New York Investment Quality Municipal Trust Inc., and BlackRock New York Municipal Income Trust during the taxable periods ended July 31, 2008 qualify as tax-exempt interest dividends for Federal income tax purposes.

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees or the Board of Directors, as the case may be (collectively, the “Board,” the members of which are referred to as “Directors”), of the BlackRock California Investment Quality Municipal Trust Inc. (“RAA”), BlackRock California Municipal Income Trust (“BFZ”), BlackRock Florida Investment Quality Municipal Trust (“RFA”), BlackRock Florida Municipal 2020 Term Trust (“BFO”), BlackRock New Jersey Investment Quality Municipal Trust Inc. (“RNJ”), BlackRock New Jersey Municipal Income Trust (“BNJ”), BlackRock New York Investment Quality Municipal Trust Inc. (“RNY”), BlackRock New York Municipal Income Trust (“BNY”) and BlackRock Florida Municipal Income Trust (“BBF,” and together with RAA, BFZ, RFA, BFO, RNJ, BNJ, RNY and BNY, the “Funds”) met in April and May 2008 to consider approving the continuation of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Advisor”), each Fund’s investment adviser. The Board also considered the approval of each Fund’s subadvisory agreement (each, a “Subadvisory Agreement” and, together with the “Advisory Agreement,” the “Agreements”) between the Advisor and BlackRock Financial Management, Inc. (the “Subadvisor”). The Advisor and the Subadvisor are collectively referred to herein as the “Advisors” and, together with BlackRock, Inc., “BlackRock.”

Disclosure regarding BFO’s Investment Advisory Agreement and Subadvisory Agreement can be found in its semi-annual report dated June 30, 2008 and it is incorporated herein by reference.

Activities and Composition of the Board

The Board of each Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Directors”). The Directors are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board has established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates, each Fund entered into an Advisory Agreement and a Subadvisory Agreement, each with an initial two-year term. Consistent with the 1940 Act, after the Advisory Agreement’s and Subadvisory Agreement’s respective initial two-year term, the Board is required to consider the continuation of each Fund’s Advisory Agreement and Subadvisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided

60	ANNUAL REPORT	JULY 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

to each Fund by the personnel of BlackRock and its affiliates, including investment advisory services, administrative services, secondary market support services, oversight of fund accounting and custody, and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to each Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, as well as senior management and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration and other fees paid to BlackRock and its affiliates by each Fund, as applicable; (c) Fund operating expenses paid to third parties; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) execution quality; (j) valuation and liquidity procedures; and (k) reviews of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement and Subadvisory Agreement

To assist the Board in its evaluation of the Agreements, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by each Fund to the Advisors, including comparisons, compiled by Lipper Inc. (“Lipper”), an independent third party, with the management fees, which include advisory and administration fees, of funds with similar investment objectives (“Peers”); (d) the profitability of BlackRock and certain industry profitability analyses for advisers to registered investment companies; (e) the expenses of BlackRock in providing various services; (f) non-investment advisory reimbursements, if applicable, and “fallout” benefits to BlackRock; (g) economies of scale, if any, generated through the Advisors’ management of all of the BlackRock closed-end funds (the “Fund Complex”); (h) the expenses of each Fund, including comparisons of each such Fund’s expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; (i) an internal comparison of management fees classified by Lipper, if applicable; and (j) each Fund’s performance for the past one-, three- and five-year periods, as applicable, as well as each Fund’s performance compared to its Peers.

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds.

In addition to the foregoing materials, independent legal counsel to the Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an adviser’s fiduciary duty with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008. At the Board meeting on April 22, 2008, BlackRock made a presentation to and responded to questions from the Board. Following the meeting on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Directors prior to the meetings on May 29 and 30, 2008. At the Board meetings on May 29 and 30, 2008, BlackRock responded to further questions from the Board. In connection with BlackRock’s presentations, the Board considered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) statements relating to the renewal of t he Agreements.

Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the Board considered all factors it believed relevant with respect to each Fund, including the following: the nature, extent and quality of the services provided by the Advisors; the investment performance of each Fund; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Funds; the extent to which economies of scale would be realized as the Fund Complex grows; and whether BlackRock realizes other benefits from its relationship with the Funds.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors’ services, the Board reviewed information concerning the types of services that the Advisors provide and are expected to provide to each Fund, narrative and statistical information concerning each Fund’s performance record and how such performance compares to each Fund’s Peers, information describing BlackRock’s organization and its various departments, the experience and responsibilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Board. The Board further considered the quality of the Advisors’ investment process in making portfolio management decisions.

In addition to advisory services, the Directors considered the quality of the administrative and non-investment advisory services provided to the Funds. The Advisors and their affiliates provided each Fund with such administra-

ANNUAL REPORT	JULY 31, 2008	61

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

tive and other services, as applicable (in addition to any such services provided by others for the Funds), and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, the Advisors and their affiliates provided each Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Funds’ websites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board considered the Advisors’ policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: As previously noted, the Board received performance information regarding each Fund and its Peers. Among other things, the Board received materials reflecting each Fund’s historic performance and each Fund’s performance compared to its Peers. More specifically, each Fund’s one-, three- and five-year total returns (as applicable) were evaluated relative to its Peers (including the Peers’ median performance).

The Board reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper rankings.

The Board noted that RAA, RFA and RNY performed below the median of each Fund’s respective Peers in at least two of the one-, three- and five-year periods reported. The Board then discussed with representatives of BlackRock the reasons for each Fund’s underperformance during these periods compared with its Peers. The Board noted that the underperformance of RAA, RFA and RNY was largely the result of overdistribution in prior periods and defensive investment in a period of generally declining yields.

For each of RAA, RFA and RNY, the Board concluded that BlackRock was committed to providing the resources necessary to assist the portfolio managers and to continue improving each Fund’s performance. Based on its review, the Board generally was satisfied with BlackRock’s efforts to manage each of the Funds.

The Board noted that, although RNJ underperformed its Peers in at least two of the one-, three- and five-year periods reported, it outperformed its Peers in a subset of the Lipper universe in at least two of such periods based on a customized performance comparison provided by BlackRock which gives a greater significance to current distributions, providing a more accurate comparison.

The Board noted that in general BFZ, BNJ, BBF and BNY performed better than their respective Peers in that their performance was at or above the median in at least two of the one-, three- and five-year periods reported. After considering this information, the Boards concluded that the performance of each Fund, in light of and after considering the other facts and circumstances applicable to each Fund, supports a conclusion that each Fund’s Agreements should be renewed.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: In evaluating the management fees and expenses that each Fund is expected to bear, the Board considered each Fund’s current management fee structure and each Fund’s expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of each Fund’s gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of applicable Peers. The Board also reviewed a narrative analysis of the Peer rankings prepared by Lipper and summarized by BlackRock at the request of the Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that each of RAA, BFZ, RFA, RNJ, BNJ, RNY and BNY paid contractual management fees lower than or equal to the median contractual fees paid by each Fund’s respective Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

The Board noted that, although BBF paid contractual management fees higher than the median of its Peers, such fees were no more than 5 basis points greater than the median amount and therefore considered not to be materially higher than that of its Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

The Board also compared the management fees charged and services provided by the Advisors to closed-end funds in general versus other types of clients (such as open-end investment companies and separately managed institutional accounts) in similar investment categories. The Board noted certain differences in services provided and costs incurred by the Advisor with respect to closed-end funds compared to these other types of clients and the reasons for such differences.

In connection with the Board’s consideration of the fees and expense information, the Board reviewed the considerable investment management experience of the Advisors and considered the high level of investment management, administrative and other services provided by the Advisors. In light of these factors and the other facts and circumstances applicable to each Fund, the Board concluded that the fees paid and level of expenses incurred by each Fund under its Agreements support a conclusion that each Fund’s Agreements should be renewed.

D. Profitability of BlackRock: The Board also considered BlackRock’s profitability in conjunction with its review of fees. The Board reviewed BlackRock’s profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed

62	ANNUAL REPORT	JULY 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

BlackRock’s assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

The Board recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock’s operating margin compared to the operating margin estimated by BlackRock for a leading investment management firm whose operations consist primarily of advising closed-end funds. The comparison indicated that BlackRock’s operating margin was approximately the same as the operating margin of such firm.

In evaluating the reasonableness of the Advisors’ compensation, the Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services, if applicable. The Board noted that these payments were less than the Advisors’ costs for providing these services. The Board also considered indirect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive, which are attributable to their management of the Fund.

The Board concluded that BlackRock’s profitability, in light of all the other facts and circumstances applicable to each Fund, supports a conclusion that each Fund’s Agreements should be renewed.

E. Economies of Scale: In reviewing each Fund’s fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund’s fee structure, for example through the use of breakpoints for the Fund or the Fund Complex. In this regard, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives. The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their fee structures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure. The Board found, based on its review of comparable funds, that each Fund’s management fee is appropriate in light of the scale of the respective Fund.

F. Other Factors: In evaluating fees, the Board also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Funds (“fall-out benefits”). The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relationships with the Funds, including potential benefits accruing to the Advisors and their affiliates as a result of participating in offerings of the Funds’ shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and products sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

Conclusion with Respect to the Agreements

In reviewing the Agreements, the Directors did not identify any single factor discussed above as all-important or controlling and different Directors may have attributed different weights to the various factors considered. The Directors, including the Independent Directors, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to each respective Fund, was acceptable for each Fund and supported the Directors’ conclusion that the terms of each Agreement were fair and reasonable, that each Fund’s fees are reasonable in light of the services provided to the respective Fund and that each Agreement should be approved.

ANNUAL REPORT	JULY 31, 2008	63

Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Plan”), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Plan Agent”) in the respective Trust’s shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

At present, after an Investment Quality Trust and Florida 2020 declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participant’s account, by the purchase of outstanding shares on the open market, on the Trust’s primary exchange or elsewhere (“open market purchases”). The Investment Quality Trusts do not presently issue any new shares under the Plan, which serves as agent for the shareholders in administering the Plan.

After the Income Trusts declare a dividend or determine to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open market purchases.

At a meeting of the Boards of Trustees of the Investment Quality Trusts on November 21, 2006, the Boards approved an amendment to the Dividend Reinvestment Plans of each Investment Quality Trust. Although the Plans presently permit shares to be purchased only the open market, as a result of the amendment, the Plans will permit purchases of newly issued shares on terms similar to the Income Trusts described in the preceding paragraph. The amendments took effect on April 1, 2007.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan, however, each Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021, or (800) 699-1BFM.

64	ANNUAL REPORT	JULY 31, 2008

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]
Richard E. Cavanagh 40 East 52nd Street New York, NY 10022 1946	Chairman of the Board and Trustee	Since 1994

Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service since 1997; Director, The Fremont Group since 1996; Formerly President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				113 Funds 110 Portfolios	Arch Chemical (chemical and allied products)
Karen P. Robards 40 East 52nd Street New York, NY 10022 1950	Vice Chair of the Board, Chair of the Audit Committee and Trustee	Since 2007

Partner of Robards & Company, LLC, (financial advisory firm) since 1987;
Co-founder and Director of the Cooke Center for Learning and Development, (a not-for-profit organization) since 1987; Formerly Director of Enable Medical Corp. from 1996 to 2005; Formerly an investment banker at Morgan Stanley from 1976 to 1987.

				112 Funds 109 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care REIT)
G. Nicholas Beckwith, III 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007

Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith Family Foundation) and various Beckwith property companies since 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Board of Directors, Shady Side Hospital Foundation since 1977; Board of Directors, Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Biology and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation) since 1989; Board of Trustees, Chatham University since 1981; Board of Trustees, University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since 1977; Formerly Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Formerly Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Formerly Board of Directors, National Retail Properties (REIT) from 2006 to 2007.

				112 Funds 109 Portfolios	None
Kent Dixon 40 East 52nd Street New York, NY 10022 1937	Trustee And Member of the Audit Committee	Since 1988	Consultant/Investor since 1988.	113 Funds 110 Portfolios	None
Frank J. Fabozzi 40 East 52nd Street New York, NY 10022 1948	Trustee and Member of the Audit Committee	Since 1988

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management, since 2006; Formerly Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				113 Funds 110 Portfolios	None

ANNUAL REPORT	JULY 31, 2008	65

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]
Kathleen F. Feldstein 40 East 52nd Street New York, NY 10022 1941	Trustee	Since 2005

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Corporation of Partners Community Healthcare, Inc. since 2005; Member of the Corporation of Partners HealthCare since 1995; Member of the Corporation of Sherrill House (healthcare) since 1990; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Trustee, The Committee for Economic Development (research organization) since 1990; Member of the Advisory Board to the International School of Business, Brandeis University since 2002.

				113 Funds 110 Portfolios	The McClatchy Company (newspaper publishing)
James T. Flynn 40 East 52nd Street New York, NY 10022 1939	Trustee and Member of the Audit Committee	Since 2007	Formerly Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	112 Funds 109 Portfolios	None
Jerrold B. Harris 40 East 52nd Street New York, NY 10022 1942	Trustee	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000.	112 Funds 109 Portfolios	BlackRock-Kelso Capital Corp.
R. Glenn Hubbard 40 East 52nd Street New York, NY 10022 1958	Trustee	Since 2004

Dean of Columbia Business School since 2004; Columbia faculty member since 1988; Formerly Co-Director of Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Formerly Chairman of the U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003.

				113 Funds 110 Portfolios	ADP (data and information services), KKR Financial Corporation (finance), Duke Realty (real estate), Metropolitan Life Insurance Company (insurance), Information Services Group (media/technology)
W. Carl Kester 40 East 52nd Street New York, NY 10022 1951	Trustee and Member of the Audit Committee	Since 2007

Mizuho Financial Group Professor of Finance, Harvard Business School. Deputy Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business School, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				112 Funds 109 Portfolios	None
Robert S. Salomon, Jr. 40 East 52nd Street New York, NY 10022 1936	Trustee and Member of the Audit Committee	Since 2007	Formerly Principal of STI Management LLC (investment adviser) from 1994 to 2005.	112 Funds 109 Portfolios	None
1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
2

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain of the trustees as joining the Fund’s board in 2007, each trustee first became a member of the board of trustees of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; Karen P. Robards since 1998 and Robert S. Salomon, Jr. since 1996.

66	ANNUAL REPORT	JULY 31, 2008

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Interested Trustees[1]
Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007

Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.

				185 Funds 295 Portfolios	None
Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007

Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Formerly Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				184 Funds 294 Portfolios	None

Trust Officers[2]
Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Trust President and Chief Executive Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2003

Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Trusts	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
1

Messrs. Davis and Gabbay are both “interested persons,” as defined in the Investment Company Act of 1940, of the Trusts based on their positions with BlackRock, Inc. and its affiliates. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Officers of the Trusts serve at the pleasure of the Board of Trustees.

ANNUAL REPORT	JULY 31, 2008	67

Officers and Trustees (concluded)

Custodian	Transfer Agents	Accounting Agent	Independent Registered	Legal Counsel
State Street Bank and Trust	Common Shares:	State Street Bank and Trust	Public Accounting Firm	Skadden, Arps, Slate,
Company	Computershare Trust	Company	Deloitte & Touche LLP	Meagher & Flom LLP
Boston, MA 02101	Companies, N.A.	Princeton, NJ 08540	Princeton, NJ 08540	New York, NY 10036
Trusts Address	Canton, MA 02021
BlackRock Closed-End	Preferred Shares:
Funds	For the Income Trusts
c/o BlackRock Advisors. LLC	BNY Mellon Shareowner
100 Bellevue Parkway	Services
Wilmington, DE 19809	Jersey City, N.J. 07310
For the Investment Quality
Trusts
Deutsche Bank Trust
Company Americas
New York, NY 10005

68	ANNUAL REPORT	JULY 31, 2008

Additional Information

Fund Certification

The Trusts are listed for trading on the New York Stock Exchange (“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Fund filed with the Securities and Exchange Commission (“SEC”) the certification of their chief executive officer and chief financial officer required by section 302 of the Sabanes-Oxley Act.

Availability of Quarterly Schedule of Investments

Each Trust files their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

General Information

The Trusts do not make available copies of their respective Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of such Trust’s offering and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in any Trusts’ investment objective or policies or to the Trusts’ charters or by-laws that were not approved by the shareholders or in the principal risk factors asociated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trusts at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding each Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding each Trust and does not, and is not intended to, incorporate BlackRock’s website into this report.

Section 19 Notices

These amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and source for tax reporting purposes will depend upon the Trusts’ investment experiences during the remainder of its fiscal year end and may be subject to changes based on the tax regulations. The Trusts will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Fiscal Period to Date Cumulative Distributions by Character			Percentage of Fiscal Period to Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Total Per Common Share
California Income	$0.66892	$0.02309	$0.69201	97%	3%	100%
New Jersey Income Quality	$0.57880	$0.02916	$0.60796	95%	5%	100%
New Jersey Income	$0.71257	$0.04117	$0.75374	95%	5%	100%
New York Income	$0.67805	$0.03054	$0.70859	96%	4%	100%

ANNUAL REPORT	JULY 31, 2008	69

Additional Information (concluded)

Deposit Securities

Effective May 30, 2008, following approval by the Trusts’ Board and the applicable ratings agencies, the definition of “Deposit Securities” in the Trusts’ Statement of Preference/Certificate of Designation/Articles Supplementary was amended in order to facilitate the redemption of the Trusts’ Preferred Shares. The following phrase was added to the definition of “Deposit Securities” found in the Trusts’ Statement of Preference/Certificate of Designation/Articles Supplementary:

; provided, however, that solely in connection with any redemption of Preferred Shares, the term Deposit Securities shall include (i) any committed financing pursuant to a credit agreement, reverse repurchase agreement facility or similar credit arrangement, in each case which makes available to the Corporation, no later than the day preceding the applicable redemption date, cash in an amount not less than the aggregate amount due to Holders by reason of the redemption of their shares of Preferred Shares on such redemption date; and (ii) cash amounts due and payable to the Corporation out of a sale of its securities if such cash amount is not less than the aggregate amount due to Holders by reason of the redemption of their shares of Preferred Shares on such redemption date and such sale will be settled not later than the day preceding the applicable redemption date.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively,“Clients”) and to safeguarding their nonpublic personal information.The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates,or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic information about its Clients, except as permitted by law or as necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Proxy Voting Policy

The Boards of the Trusts have delegated the voting of proxies for Trust securities to the Advisor pursuant to the Advisor’s proxy voting guidelines. Under these guidelines, the Advisor will vote proxies related to Trust securities in the best interests of each Trust and its stockholders. From time to time, a vote may present a conflict between the interests of the Trusts’ stockholders, on the one hand, and those of the Advisor or any affiliated person of the Trusts or the Advisor on the other. In such event, provided that the Advisor’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Advisor’s clients. If the Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Advisor’s Portfolio Management Group and/or the Advisor’s Legal and Compliance Department and concluding that the vote is in its client’s best interest notwithstanding the conflict.

70	ANNUAL REPORT	JULY 31, 2008

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 411-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how each Trust voted proxies relating to securities held in each Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

#CEF-AR-BK9-0708

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon
Frank J. Fabozzi
James T. Flynn (term began effective November 1, 2007)
W. Carl Kester (term began effective November 1, 2007)
Karen P. Robards (term began effective November 1, 2007)
Robert S. Salomon, Jr. (term began effective November 1, 2007)

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BlackRock
Investment Quality
Municipal Income	$16,300	$15,200	$3,500	$1,975	$6,100	$6,100	$1,049	$1,042
Trust
1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

     The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

     Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock Investment Quality Municipal Income Trust	$298,149	$293,617

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 –	Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Richard E. Cavanagh (not reappointed to audit committee as of November 1, 2007)
Kent Dixon
Frank J. Fabozzi
James T. Flynn (term began effective November 1, 2007)
W. Carl Kester (term began effective November 1, 2007)
Karen P. Robards (term began effective November 1, 2007)
Robert S. Salomon, Jr. (term began effective November 1, 2007)

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The Board of Directors of the Fund has delegated the voting of proxies for the Fund securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a subcommittee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2008.

(a)(1) BlackRock Investment Quality Municipal Income Trust is managed by a team of investment professionals comprised of Robert D. Sneeden, Theodore R. Jaeckel and Walter O’Connor. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the Fund’s portfolio, which includes setting the Fund’s overall investment strategy, overseeing the management of the Fund and/or selection of its investments. Messrs. Sneeden, Jaeckel and O’Connor have been members of the Fund’s management team since 2006.

Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

Mr. O’Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

Mr. Sneeden joined BlackRock in 2006. Prior to joining BlackRock, he was a Director (Municipal Tax-Exempt Fund Management) of MLIM since 2006 and was a Vice President of MLIM from 1998 to 2006. Mr. Sneeden has been a portfolio manager with BlackRock or MLIM since 1994.

(a)(2) As of July 31, 2008:

				Number of Other Accounts and
	Number of Other Accounts Managed			Assets for Which Advisory Fee is
	and Assets by Account Type			Performance-Based
	Other			Other
	Registered	Other Pooled		Registered	Other Pooled
Name of	Investment	Investment	Other	Investment	Investment	Other
Portfolio Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
Robert D. Sneeden	10	0	0	0	0	0
	$1.64 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	81	0	0	0	0	0
	$19.48 Billion	$0	$0	$0	$0	$0
Walter O’Connor	81	0	0	0	0	0
	$19.48 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock, Inc. and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this regard, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of July 31, 2008:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g. Lehman Brothers Municipal Bond Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

     Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each portfolio manager except Mr. Sneeden has received awards under the LTIP.

     Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

     Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan

(ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities. As of July 31, 2008, none of Messrs. Jaeckel, O’Connor or Sneeden beneficially owned any stock issued by the Fund.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Investment Quality Municipal Income Trust

By:	/s/ Donald C. Burke
Donald C. Burke Chief Executive Officer of BlackRock Investment Quality Municipal Income Trust

Date: September 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke Chief Executive Officer (principal executive officer) of BlackRock Investment Quality Municipal Income Trust

Date: September 19, 2008

By:	/s/ Neal J. Andrews
Neal J. Andrews Chief Financial Officer (principal financial officer) of BlackRock Investment Quality Municipal Income Trust

Date: September 19, 2008